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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 33-32216) UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 32

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 35

                        VANGUARD VARIABLE INSURANCE FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
           ON OCTOBER 13, 2003, PURSUANT TO PARAGRAPH (B) OF RULE 485.


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

                                             VANGUARD(R) VARIABLE INSURANCE FUND


                                             October 13, 2003

This prospectus
contains financial data
for the Portfolios through
the fiscal period ended
June 30, 2003.



                                                          MONEY MARKET PORTFOLIO

                                                  SHORT-TERM CORPORATE PORTFOLIO

                                               TOTAL BOND MARKET INDEX PORTFOLIO

                                                       HIGH YIELD BOND PORTFOLIO

                                                              BALANCED PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                     DIVERSIFIED VALUE PORTFOLIO

                                              TOTAL STOCK MARKET INDEX PORTFOLIO

                                                          EQUITY INDEX PORTFOLIO

                                                         MID-CAP INDEX PORTFOLIO

                                                                GROWTH PORTFOLIO

                                                        CAPITAL GROWTH PORTFOLIO

                                                  SMALL COMPANY GROWTH PORTFOLIO

                                                         INTERNATIONAL PORTFOLIO

                                                            REIT INDEX PORTFOLIO


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[The Vanguard Group(R) Logo]

VANGUARD VARIABLE INSURANCE FUND
Prospectus
October 13, 2003
--------------------------------------------------------------------------------
Contents
--------------------------------------------------------------------------------
 1 AN INTRODUCTION TO VANGUARD     15 Growth Portfolio   36 ADDITIONAL
   VARIABLE INSURANCE FUND                                  INFORMATION
                                   17 Capital Growth
 1 PORTFOLIO PROFILES                 Portfolio          37 TURNOVER RATE

 1 Money Market Portfolio          18 Small Company      38 THE PORTFOLIOS AND
                                      Growth Portfolio      VANGUARD
 3 Short-Term Corporate Portfolio
                                   19 International      38 INVESTMENT ADVISORS
 4 Total Bond Market Index            Portfolio
   Portfolio                                             43 TAXES
                                   21 REIT Index
 6 High Yield Bond Portfolio          Portfolio          43 SHARE PRICE

 7 Balanced Portfolio           22 MORE ON THE           43 FINANCIAL HIGHLIGHTS
                                   PORTFOLIOS
 9 Equity Income Portfolio                               52 GENERAL INFORMATION
                                   22 More on the
10 Diversified Value Portfolio        Money market       53 GLOSSARY OF
                                      Portfolios            INVESTMENT TERMS
12 Total Stock Market Index
   Portfolio                       24 More on the Bond
                                      Portfolios
12 Equity Index Portfolio
                                   28 More on the
14 Mid-Cap Index Portfolio*           Balanced Portfolio

                                   28 More on the
                                      Stock Portfolios
--------------------------------------------------------------------------------

*[INDEXED TO MSCI LOGO APPEARS HERE]

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, policies, strategies, and risks of Vanguard Variable Insurance Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide which portfolio, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

1

AN INTRODUCTION TO VANGUARD VARIABLE INSURANCE FUND

This prospectus explains the investment objectives, policies, strategies, and risks associated with the 15 Portfolios that make up Vanguard Variable Insurance Fund (the Fund). The Portfolios are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolios directly, but only through a contract offered by an insurance company.
     Following this introductory section you'll find Portfolio Profiles. The Profiles summarize important facts about each Portfolio, including information about its investment objective, policies, strategies, risks, past performance, and operating costs.
     Each Portfolio of Vanguard Variable Insurance Fund is separate from any other Vanguard mutual fund, even when a Portfolio and a fund have the same investment objective and advisor. Each Portfolio's investment performance will differ from the performance of any other Vanguard fund because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
     More detailed information about the Portfolios' investment policies and strategies is provided after the Profiles, along with information about share pricing and Financial Highlights for each Portfolio.

A NOTE ON FEES
As an investor in any of the Portfolios, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolios appears in the Portfolio Profiles following this introduction. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Money Market Portfolio.

INVESTMENT OBJECTIVE
The Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Portfolio invests in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations. The Portfolio will invest more than 25% of its assets in securities issued by companies in the financial services industry.

PRIMARY RISKS
The Portfolio is designed as a low-risk investment; however, its performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally high for money market funds.
- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner. Credit risk should be very low for the Portfolio, because it invests only in securities that are considered to be of high quality.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.
- Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio will invest more than 25% of its assets in securities of companies in the financial services industry, the Portfolio's performance will depend to a greater extent on the overall condition of that industry.

     AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Money Market Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
                                1993 - 3.04%
                                1994 - 4.20
                                1995 - 5.88
                                1996 - 5.43
                                1997 - 5.55
                                1998 - 5.50
                                1999 - 5.18
                                2000 - 6.47
                                2001 - 4.35
                                2002 - 1.73
      --------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 1.66% (quarter ended September 30, 2000), and the lowest return for a quarter was 0.37% (quarter ended December 31, 2002).

     --------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
     --------------------------------------------------------------------------
                                                   1 YEAR   5 YEARS    10 YEARS
     --------------------------------------------------------------------------
     Money Market Portfolio                         1.73%     4.63%       4.72%
     Citigroup 3-Month U.S. Treasury Bill Index*    1.70      4.30        4.50
     --------------------------------------------------------------------------
     *Prior to April 7, 2003, this Index was known as the Salomon Smith Barney
      3-Month U.S. Treasury Bill Index.
     --------------------------------------------------------------------------

     If you would like to know the current annualized 7-day yield for the Portfolio, please visit our website at www.vanguard.com or call a Vanguard Annuity and Insurance Services Associate at 1-800-522-5555.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Management Expenses:                                          0.18%
     12b-1 Distribution Fee:                                        None
     Other Expenses:                                               0.03%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.21%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
    $22             $68            $118            $268
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--SHORT-TERM CORPORATE PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Short-Term Corporate Portfolio.

INVESTMENT OBJECTIVE
The Short-Term Corporate Portfolio seeks to provide a high level of income and to preserve contract owners' principal.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. The dollar-weighted average maturity of the Portfolio's bonds is expected to range between 1 and 3 years. The advisor seeks to add value by adjusting the Portfolio's dollar-weighted average maturity within the 1- to 3-year range and by emphasizing sectors and individual securities that appear to offer good value.

PRIMARY RISKS
The Portfolio is designed as a low-risk investment, but you could still lose money by investing in it. The Portfolio's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally high for short-term bonds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Portfolio.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Portfolio, because it invests mainly in bonds that are considered to be of high quality, and to a lesser extent, medium quality.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Short-Term Corporate Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
                                2000 - 8.17%
                                2001 - 7.85
                                2002 - 6.25
      --------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.48% (quarter ended September 30, 2001), and the lowest return for a quarter was 0.0% (quarter ended December 31, 2001).

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                           SINCE
                                                     1 YEAR           INCEPTION*
--------------------------------------------------------------------------------
Short-Term Corporate Portfolio                        6.25%                6.25%
Lehman Brothers 1-5 Year U.S. Credit Index            8.88                 7.52
--------------------------------------------------------------------------------
*Since-inception  returns are from February 8, 1999--the  inception date of the Portfolio--through December 31, 2002.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Management Expenses:                                          0.20%
     12b-1 Distribution Fee:                                        None
     Other Expenses:                                               0.03%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.23%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
    $24             $74            $130           $293
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--TOTAL BOND MARKET INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Total Bond Market Index Portfolio. (Prior to May 1, 2002, this Portfolio was known as the High-Grade Bond Portfolio.)

INVESTMENT OBJECTIVE
The Total Bond Market Index Portfolio seeks to track the performance of a broad market-weighted bond index.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.
     The Portfolio invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Portfolio's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Portfolio.
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk should be moderate for the Portfolio.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Portfolio because it purchases only bonds that are issued by the U.S. Treasury or are of investment-quality.

5

- Call risk, which is the chance that during periods of falling interest rates, issuers will call--or repay--higher-yielding bonds that are callable before their maturity dates. The Portfolio would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Portfolio because it invests only a portion of its assets in callable bonds and mortgage-backed securities.
- Index sampling risk, which is the chance that the securities selected for the Portfolio will not provide investment performance matching that of the Index. Index sampling risk should be low for the Portfolio.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Total Bond Market Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
                                1993 -  9.40%
                                1994 - -2.68
                                1995 - 18.04
                                1996 -  3.53
                                1997 -  9.41
                                1998 -  8.60
                                1999 - -0.80
                                2000 - 11.28
                                2001 -  8.30
                                2002 -  8.31
      --------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.00% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.78% (quarter ended March 31, 1994).

     --------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
     --------------------------------------------------------------------------
                                                   1 YEAR   5 YEARS    10 YEARS
     --------------------------------------------------------------------------
     Total Bond Market Index Portfolio              8.31%     7.06%       7.19%
     Lehman Brothers Aggregate Bond Index          10.26      7.55        7.51
     --------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Management Expenses:                                          0.21%
     12b-1 Distribution Fee:                                        None
     Other Expenses:                                               0.03%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.24%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $25            $77            $135           $306
------------------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-High Yield Bond Portfolio.

INVESTMENT OBJECTIVE
The High Yield Bond Portfolio seeks to provide a high level of income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk is high for the Portfolio.
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally moderate for intermediate-term bonds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Portfolio.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

     BECAUSE OF THE SPECULATIVE NATURE OF JUNK BONDS, YOU SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH THIS PORTFOLIO BEFORE YOU PURCHASE SHARES.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the High Yield Bond Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
                                1997 - 12.08%
                                1998 -  4.06
                                1999 -  2.89
                                2000 - -2.06
                                2001 -  3.25
                                2002 -  1.54
      --------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.66% (quarter ended December 31, 2002), and the lowest return for a quarter was -3.26% (quarter ended December 31, 2000).

7

--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                           SINCE
                                        1 YEAR         5 YEARS        INCEPTION*
--------------------------------------------------------------------------------
High Yield Bond Portfolio                1.54%           1.91%             4.58%
Lehman Brothers High Yield Bond Index   -1.41            0.38              3.24
--------------------------------------------------------------------------------
*Since-inception  returns are from June 3, 1996--the  inception date of the
 Portfolio--through December 31, 2002.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Management Expenses:                                          0.30%
     12b-1 Distribution Fee:                                        None
     Other Expenses:                                               0.03%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.33%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $34           $106            $185           $418
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Balanced Portfolio.

INVESTMENT OBJECTIVE
The Balanced Portfolio seeks to conserve capital and to provide moderate, long-term growth of capital and income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established large and medium-size companies that, in the advisor's opinion, are undervalued but have prospects to improve. These stocks are commonly referred to as "value" stocks. The remaining 30% to 40% of assets are invested primarily in investment-grade corporate bonds, with some exposure to U.S. Treasury, government agency, and mortgage-backed securities.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock and bond markets. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Large-cap value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should range from low to moderate for the Portfolio.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk is low for the Portfolio.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Balanced Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a composite stock/bond index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
                                1993 - 13.18%
                                1994 - -0.61
                                1995 - 32.43
                                1996 - 16.23
                                1997 - 23.13
                                1998 - 12.04
                                1999 -  4.32
                                2000 - 10.36
                                2001 -  4.43
                                2002 - -6.72
      --------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.06% (quarter ended June 30, 1997), and the lowest return for a quarter was -11.00% (quarter ended September 30, 2002).

--------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
                                               1 YEAR       5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Balanced Portfolio                             -6.72%         4.67%       10.36%
Standard & Poor's 500 Index                   -22.10         -0.59         9.34
Composite Stock/Bond Index*                   -10.98          2.52         9.23
--------------------------------------------------------------------------------
*Made up of unmanaged stock/bond indexes. The stock component, which is weighted
 65%, is the S&P 500 Index. The bond component, which is weighted 35%, was based on the Lehman Brothers Long Credit AA or Better Bond Index through March 31, 2000, and the Lehman Brothers Credit A or Better Bond Index thereafter.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Management Expenses:                                          0.33%
     12b-1 Distribution Fee:                                        None
     Other Expenses:                                               0.02%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.35%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

9

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
    $36             $113           $197           $443
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Income Portfolio.

INVESTMENT OBJECTIVE
The Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in common stocks of established, medium-size and large companies that pay above-average levels of dividend income and have the potential for capital appreciation. In addition, the advisors look for companies that are committed to paying dividends consistently. The advisors' focus on income usually results in the purchase of "value stocks," which often have above-average dividend yields and prices that are below-average in comparison with such measures as earnings and book value. The Portfolio uses two investment advisors to manage its holdings.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Equity Income Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes and the average equity income fund. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
                                1994 -  -1.24%
                                1995 -  38.90
                                1996 -  18.69
                                1997 -  34.39
                                1998 -  17.62
                                1999 -  -2.51
                                2000 -  11.37
                                2001 -  -3.51
                                2002 - -13.76
      --------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 13.21% (quarter ended June 30, 1997), and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).

--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                           SINCE
                                          1 YEAR       5 YEARS        INCEPTION*
--------------------------------------------------------------------------------
Equity Income  Portfolio                 -13.76%         1.22%             9.80%
Russell 1000 Value Index                 -15.52          1.16             10.02
Standard & Poor's 500 Index              -22.10         -0.59              9.33
Average Equity Income Fund**             -16.33         -0.71              7.53
--------------------------------------------------------------------------------
 *Since-inception  returns are from June 7, 1993--the  inception date of the
  Portfolio--through December 31, 2002.
**Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Management Expenses:                                          0.34%
     12b-1 Distribution Fee:                                        None
     Other Expenses:                                               0.03%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.37%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $38           $119            $208          $468
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--DIVERSIFIED VALUE PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Diversified Value Portfolio.

INVESTMENT OBJECTIVE
The Diversified Value Portfolio seeks to provide long-term growth of capital. As a secondary objective, the Portfolio seeks to provide some dividend income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in common stocks of large and medium-size companies whose stocks are considered by the advisor to be undervalued and out of favor with investors. Such "value" stocks typically have above-average dividend yields and/or below-average prices in relation to such financial measures as earnings and book value.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from value stocks will trail returns from the overall stock market. Value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

11

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Diversified Value Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
                                2000 -  26.03%
                                2001 -   0.76
                                2002 - -14.24
      --------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.44% (quarter ended September 30, 2000), and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                           SINCE
                                                       1 YEAR         INCEPTION*
-------------------------------------------------------------------------------
Diversified Value Portfolio                           -14.24%             -1.40%
Standard & Poor's 500/Barra Value Index               -20.85              -4.73
Russell 1000 Value Index                              -15.52              -2.01
--------------------------------------------------------------------------------
*Since-inception  returns are from February 8, 1999--the  inception date of the Portfolio--through December 31, 2002.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Management Expenses:                                          0.47%
     12b-1 Distribution Fee:                                        None
     Other Expenses:                                               0.03%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.50%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
    $51            $160            $280           $628
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--TOTAL STOCK MARKET INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Total Stock Market Index Portfolio.

INVESTMENT OBJECTIVE
The Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach. The Portfolio seeks to track the performance of the Wilshire 5000 Total Market Index by investing primarily in three Vanguard funds--Vanguard(R) Total Stock Market Index Fund, Vanguard Variable Insurance Fund-Equity Index Portfolio, and Vanguard(R) Extended Market Index

Fund. The Wilshire 5000 Total Market Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

PRIMARY RISK
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The Portfolio began operations on January 8, 2003, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Total Annual Portfolio Operating None* Expenses:          None*

     *Although the Portfolio is not expected to incur any net expenses directly, the Portfolio's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Portfolio invests. The Portfolio's indirect expense ratio, based on its underlying funds, is estimated at 0.20% for the current fiscal year.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses of the Portfolio and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------
   1 YEAR          3 YEARS
------------------------------
    $20             $64
------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Index Portfolio.

INVESTMENT OBJECTIVE
The Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to track the performance of a broad-based market index of stocks of large U.S. companies.

13

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach, by holding all of the stocks in the Standard & Poor's 500 Index. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For example, if a specific stock represented 3% of the S&P 500 Index, the Portfolio would invest 3% of its assets in that stock.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Portfolio's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Portfolio may invest a greater percentage of assets in the stocks of fewer companies. The Portfolio's performance could also be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Although the S&P 500 Index represents about 80% of the market value of the entire U.S. stock market, large-cap stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Equity Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
                                1993 -   9.77%
                                1994 -   1.14
                                1995 -  37.37
                                1996 -  22.86
                                1997 -  33.17
                                1998 -  28.68
                                1999 -  21.05
                                2000 -  -9.04
                                2001 - -12.00
                                2002 - -22.11
      --------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.42% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.18% (quarter ended September 30, 2002).

     --------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
     --------------------------------------------------------------------------
                                                   1 YEAR   5 YEARS    10 YEARS
     --------------------------------------------------------------------------
     Equity Index Portfolio                       -22.11%    -0.58%       9.25%
     Standard & Poor's 500 Index                  -22.10     -0.59        9.34
     --------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Management Expenses:                                          0.15%
     12b-1 Distribution Fee:                                        None
     Other Expenses:                                               0.03%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.18%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $18            $58            $101           $230
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--MID-CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Mid-Cap Index Portfolio.

INVESTMENT OBJECTIVE
The Mid-Cap Index Portfolio seeks track the performance of a benchmark index that measures the investment return mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International(R)
(MSCI) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Portfolio's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Portfolio may invest a greater percentage of assets in the stocks of fewer companies. The Portfolio's performance could also be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Mid-Cap Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
                                2000 -  17.93%
                                2001 -  -0.53
                                2002 - -14.65
      --------------------------------------------------------------------------

15

     During the periods shown in the bar chart, the highest return for a calendar quarter was 18.02% (quarter ended December 21, 2001), and the lowest return for a quarter was -16.57% (quarter ended September 30, 2002).

--------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                           SINCE
                                                          1 YEAR      INCEPTION*
--------------------------------------------------------------------------------
Mid-Cap Index Portfolio                                  -14.65%           5.94%
Comparative Indexes
  Standard & Poor's MidCap 400 Index                     -14.51            5.69
  Spliced Mid Cap Index                                  -14.51            5.69
  MSCI US Mid Cap 450 Index                                  --              --
--------------------------------------------------------------------------------
*The initial  share  purchase  date for the Portfolio was February 8, 1999, during which time all assets were held in money market instruments. Since-inception returns are from February 9, 1999, when performance measurement began, through December 31, 2002.
--------------------------------------------------------------------------------

SPECIAL NOTE ON RETURNS TABLE
COMPARATIVE INDEXES. The Portfolio adopted the MSCI(R) US Mid Cap 450 Index as its target index on May 16, 2003, following a determination by the Portfolio's board of trustees that this change would be in shareholders' best interests. Previously, the S&P MidCap 400 Index served as the Portfolio's target index. The Spliced Mid Cap Index reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Management Expenses:                                          0.26%
     12b-1 Distribution Fee:                                        None
     Other Expenses:                                               0.05%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.31%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $32            $100           $174           $393
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Growth Portfolio.

INVESTMENT OBJECTIVE
The Growth Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in large-capitalization stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. Because the Portfolio invests a higher percentage of assets in its ten largest holdings than the average stock fund, the Portfolio is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Growth Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
                                1994 -   4.29%
                                1995 -  38.33
                                1996 -  26.90
                                1997 -  26.64
                                1998 -  40.75
                                1999 -  22.43
                                2000 - -20.01
                                2001 - -31.83
                                2002 - -35.89
      --------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 24.90% (quarter ended December 31, 1998), and the lowest return for a quarter was -31.21% (quarter ended March 31, 2001).

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                           SINCE
                                     1 YEAR            5 YEARS        INCEPTION*
--------------------------------------------------------------------------------
Growth Portfolio                    -35.89%             -9.64%             4.19%
Russell 1000 Growth Index           -27.88              -3.84              7.47
--------------------------------------------------------------------------------
*Since-inception  returns are from June 7, 1993--the  inception date of the
 Portfolio--through December 31, 2002.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Management Expenses:                                          0.33%
     12b-1 Distribution Fee:                                        None
     Other Expenses:                                               0.04%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.37%

17
     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
    $38             $119           $208           $468
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Capital Growth Portfolio.

INVESTMENT OBJECTIVE
The Capital Growth Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in stocks with above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of large- and mid-capitalization stocks.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large- and mid-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The Portfolio began operations on December 3, 2002, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Management Expenses:                                          0.40%
     12b-1 Distribution Fee:                                        None
     Other Expenses:                                               0.06%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.46%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------
   1 YEAR          3 YEARS
------------------------------
    $47             $148
------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Small Company Growth Portfolio.

INVESTMENT OBJECTIVE
The Small Company Growth Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1 billion-$2 billion). These companies are considered by the Portfolio's advisors to have above-average prospects for growth, but often provide little or no dividend income. The Portfolio uses two investment advisors to manage its holdings.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. Small-cap growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Small Company Growth Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
                                1997 -  13.27%
                                1998 -   7.95
                                1999 -  61.34
                                2000 -  15.80
                                2001 -   5.59
                                2002 - -24.03
      --------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 47.30% (quarter ended December 31, 1999), and the lowest return for a quarter was -19.00% (quarter ended September 30, 2001).

19

--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                           SINCE
                                          1 YEAR        5 YEARS       INCEPTION*
--------------------------------------------------------------------------------
Small Company Growth Portfolio           -24.03%         10.10%            9.23%
Russell 2500 Growth Index                -29.09          -3.19            -0.74
--------------------------------------------------------------------------------
*Since  inception  returns  are from  June 3,  1996--the  inception  date of the
 Portfolio--through December 31, 2002.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Management Expenses:                                          0.55%
     12b-1 Distribution Fee:                                        None
     Other Expenses:                                               0.03%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.58%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $59           $186            $324           $726
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-International Portfolio.

INVESTMENT OBJECTIVE
The International Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in the stocks of seasoned companies located outside of the United States. In selecting stocks, the investment advisors evaluate foreign markets around the world. Within markets regarded as having favorable investment climates, the advisors select companies with above-average growth potential whose stocks sell at reasonable prices. The Portfolio uses two investment advisors to manage its holdings.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition to facing stock market risk, the Portfolio is subject to the risks associated with foreign investing. The Portfolio's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.
- Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars will decrease because of unfavorable changes in currency exchange rates.

- Investment style risk, which is the chance that returns from growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the International Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
                                1995 -  15.90%
                                1996 -  14.60
                                1997 -   3.34
                                1998 -  18.83
                                1999 -  25.39
                                2000 -  -6.70
                                2001 - -18.62
                                2002 - -17.25
      --------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.12% (quarter ended December 31, 1999), and the lowest return for a quarter was -20.53% (quarter ended September 30, 2002).

     --------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
     --------------------------------------------------------------------------
                                                                          SINCE
                                             1 YEAR      5 YEARS     INCEPTION*
     --------------------------------------------------------------------------
     International Portfolio                -17.25%       -1.31%          3.15%
     Morgan Stanley Capital International
      Europe, Australasia, Far East
      (MSCI EAFE) Index                     -15.94        -2.89           0.30
     --------------------------------------------------------------------------
     *Since-inception  returns are from June 3, 1994--the  inception date of the
      Portfolio--through December 31, 2002.
     --------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Management Expenses:                                          0.36%
     12b-1 Distribution Fee:                                        None
     Other Expenses:                                               0.11%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.47%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
    $48             $151           $263          $591
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

21

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--REIT INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-REIT Index Portfolio.

INVESTMENT OBJECTIVE
The REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests at least 98% of its assets in the stocks of real estate investment trusts (REITs), which own office buildings, hotels, shopping centers, and other properties; the remaining assets are invested in cash investments. The Portfolio employs a "passive management"--or indexing--investment approach, by holding a mix of securities that seeks to track the performance of the Morgan Stanley REIT Index, a benchmark of U.S. REITs. Holdings of the Index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The Portfolio holds each stock found in the Index in approximately the same proportion as its weighting in the Index. For example, if a specific stock represented 3% of the Morgan Stanley REIT Index, the Portfolio would invest 3% of its assets in that stock.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could also be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Real estate industry risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, real estate industry risk is high.
- Investment style risk, which is the chance that returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
- Interest rate risk, which is the chance that REIT stock prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Portfolio.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the REIT Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
                                2000 - 26.29%
                                2001 - 12.14
                                2002 -  3.53
      --------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 10.65% (quarter ended June 30, 2001), and the lowest return for a quarter was -8.49% (quarter ended September 30, 2002).

--------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                           SINCE
                                                       1 YEAR         INCEPTION*
--------------------------------------------------------------------------------
REIT Index Portfolio                                    3.53%              9.68%
Morgan Stanley REIT Index                               3.64               9.96
Target REIT Composite**                                 3.61               9.87
--------------------------------------------------------------------------------
 *The initial  share  purchase date for the Portfolio was February 8, 1999, during which time all assets were held in money market instruments. Since-inception returns are from February 9, 1999, when performance measurement began, through December 31, 2002.
**The Target REIT  Composite  consists of the Morgan Stanely REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

     ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
     Management Expenses:                                          0.35%
     12b-1 Distribution Fee:                                        None
     Other Expenses:                                               0.04%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.39%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
    $40             $125           $219           $493
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

MORE ON THE PORTFOLIOS

This prospectus describes the primary risks you would face as an investor in any of the Portfolios of Vanguard Variable Insurance Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true:
The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
     This part of the prospectus is divided into four main sections: More on the Money Market Portfolio, More on the Balanced Portfolio, More on the Bond Portfolios, and More on the Stock Portfolios. These sections explain the primary investment strategies and policies that each Portfolio uses in pursuit of its objective. A fifth section provides additional information that applies to some or all of the Portfolios.
     As you read the prospectus, be aware that the Portfolios' board of trustees, which oversees the management of the Portfolios, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MORE ON THE MONEY MARKET PORTFOLIO
The MONEY MARKET PORTFOLIO'S primary policy is to invest in very high-quality money market instruments--also known as cash investments or cash equivalents. These instruments are considered short-term (i.e., they mature in 397 days or less). The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by financial services companies.

23

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            MONEY MARKET INSTRUMENTS

The term "money market instruments" refers to a variety of short-term, liquid investments, usually with a maturity of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which is a promissory note issued by a large company or financial firm; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay a fixed, variable, or floating rate of interest.
--------------------------------------------------------------------------------

[FLAG] THE  PORTFOLIO  IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE
     PORTFOLIO'S DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A PORTFOLIO'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE ONCE RATES FALL, THE PORTFOLIO MUST INVEST IN LOWER-YIELDING INSTRUMENTS. BECAUSE THE PORTFOLIO'S INCOME IS BASED ON SHORT-TERM INTEREST RATES--WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS--INCOME RISK IS EXPECTED TO BE HIGH.

     Vanguard's Fixed Income Group, advisor to the Money Market Portfolio, selects high-quality money market instruments. The Portfolio invests in certificates of deposit, banker's acceptances, commercial paper, and other money market securities rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's. Securities that are unrated must be issued by a company with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, and in securities issued by the U.S. Treasury and federal government agencies and instrumentalities, such as the Federal Home Loan Bank.

[FLAG] THE PORTFOLIO IS SUBJECT,  TO A LIMITED EXTENT,  TO CREDIT RISK, WHICH IS
     THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE SECURITY PRICES TO DECLINE.

[FLAG] THE  PORTFOLIO IS SUBJECT TO INDUSTRY  CONCENTRATION  RISK,  WHICH IS THE
     CHANCE THAT THE PORTFOLIO'S PERFORMANCE WILL BE SIGNIFICANTLY AFFECTED, FOR BETTER OR FOR WORSE, BY DEVELOPMENTS IN THE FINANCIAL SERVICES INDUSTRY.

     More than 25% of the Portfolio's assets will be invested in instruments issued by financial services companies, such as banks, insurance companies, real estate-related companies, securities firms, leasing companies, and other companies principally engaged in providing financial services to consumers and industry. These investments include, among others, bank obligations, high quality asset-backed securities, and securities issued by the automobile finance industry. Changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Portfolio. These conditions include the cost of funds, changes in interest rates, and defaults in payments by borrowers.
     The Money Market Portfolio may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include: the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's advisor selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.
     In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are not freely marketable or are subject to legal restrictions on their sale.
     The Portfolio may also invest, to a limited extent, in adjustable-rate securities, which are traditional types of derivatives. As the name implies, a floating-rate security's interest rate fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis and are closely correlated to changes in money market interest rates.

MORE ON THE BOND PORTFOLIOS
The SHORT-TERM CORPORATE, TOTAL BOND MARKET INDEX, and HIGH YIELD BOND PORTFOLIOS each invest mainly in bonds. As a result, they are subject to certain risks.

[FLAG] THE THREE  PORTFOLIOS  ARE  SUBJECT TO VARYING  LEVELS OF  INTEREST  RATE
     RISK--THE CHANCE THAT BOND PRICES WILL FALL WHEN INTEREST RATES RISE.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal gov-ernment issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates such as those issued by the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------

     In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Short-Term Corporate Portfolio is expected to have a comparatively low level of interest rate risk. The Total Bond Market Index and High Yield Bond Portfolios are expected to have a moderate level of interest rate risk because their holdings have an intermediate-term average maturity.
     Each Portfolio is also subject to credit risk--the chance that its share price could decline if issuers of the bonds it holds experience financial difficulties. Credit risk is expected to be low for the Short-Term Corporate and Total Bond Market Index Portfolios because they invest primarily in bonds with high credit-quality ratings. Credit risk is expected to be high for the High Yield Bond Portfolio because it invests primarily in bonds issued by corporations with relatively low credit-quality ratings.
     In addition, each of the bond Portfolios is subject to income risk--the chance that dividends paid from net interest income will decline because of a decline in overall interest rates. In general, income risk is highest for short-term bond portfolios and lowest for long-term bond portfolios. Accordingly, the Short-Term Corporate Portfolio is expected to have a relatively high level of income risk.
     The Portfolios may enter into mortgage-dollar-roll transactions in which a Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance returns and reduce administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase a Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with a Portfolio's investment objective and risk profile.

FOREIGN BONDS
Each of the bond Portfolios may invest in bonds of foreign issuers, so long as the securities are denominated in U.S. dollars. To the extent that it owns foreign bonds, a Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of the U.S. dollar versus foreign currencies could make it difficult for a foreign bond issuer to make payments on its dollar-denominated bonds.

25

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

SHORT-TERM CORPORATE PORTFOLIO
The Short-Term Corporate Portfolio invests primarily in a variety of high-quality--and, to a lesser extent, medium-quality--fixed income securities. The Portfolio maintains a dollar-weighted average maturity of between 1 and 3 years. At least 80% of the Portfolio's assets will be invested in corporate fixed income securities. Depending on the outlook for interest rates, the advisor may adjust the average maturity of the Portfolio's holdings within the target range. The advisor also may attempt to improve the Portfolio's total return by emphasizing sectors and individual securities that appear to offer good value.
     At least 70% of the Portfolio's assets will be invested in high-grade bonds, which are listed in one of the top three rating categories by an independent bond-rating agency. The remaining assets may be invested in fixed income securities listed in the fourth-highest rating category by an independent agency. If the credit rating of a security owned by the Portfolio is lowered, the Portfolio may continue to hold the security if the advisor considers it advantageous to do so.
     Although the Portfolio invests primarily in corporate debt securities, it may invest in other types of instruments. The list below shows, at a glance, an explanation of the types of financial instruments that may be purchased by the Portfolio.
- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.
- U.S. government and agency bonds represent loans by an investor to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.
- State and municipal bonds represent loans by an investor to a state or municipal government, or one of their agencies or instrumentalities.
- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Portfolio to commercial banks or large securities dealers.
- Futures, options, and other derivatives may represent up to 20% of the Portfolio's total assets. These investments may be in bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives.
- Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict and is driven by borrowers' prepayments.
- International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies.
- Preferred stocks distribute set dividends from the issuer. The preferred stock holder's claim on the issuer's income and assets ranks before that of common stockholders, but after that of bondholders.
- Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
- Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash-flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity.
- Illiquid securities are securities that the Portfolio may not be able to sell in the ordinary course of business. The Portfolio may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified institutional buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Portfolio without limit.

TOTAL BOND MARKET INDEX PORTFOLIO
The Total Bond Market Index Portfolio invests in a statistically selected sample of fixed income and mortgage-backed securities in an attempt to parallel the performance of the Lehman Brothers Aggregate Bond Index. The statistical sampling technique is used because it would be impractical and too costly to actually own all of the securities that make up the Index. The Portfolio invests at least 80% of its assets in bonds represented in the Index; this policy may be changed only upon 60 days' notice to investors.
     Using sophisticated computer programs, the Portfolio selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Portfolio keeps industry sector and sub-sector exposure within tight boundaries compared with that of its target index. Because the Portfolio does not hold all issues in its target index--which is a different strategy called "replication"--some of the issues (and issuers) that are held will likely be overweighted (or underweighted) as compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing a well-diversified credit portfolio.
     As part of the index sampling process, the Portfolio has the flexibility to overweight nongovernment bonds relative to their representation in the target index. When implemented, this involves substituting nongovernment bonds for government bonds of the same maturity. This strategy, which we call "corporate substitution," may increase the Portfolio's income, but it will also marginally increase its exposure to credit risk. The Portfolio limits corporate substitutions to bonds with maturities of less than 5 years and generally with credit quality of A or better. In addition, the Portfolio limits corporate substitutions to a maximum of 10% of its assets.
     The Lehman Brothers Aggregate Bond Index is made up of four major types of taxable bonds in the United States: U.S. Treasury and agency securities, corporate bonds, foreign bonds denominated in U.S. dollars, and mortgage-backed securities. As of June 30, 2003, these four types of bonds represented the following proportions of the Portfolio's market value:

-----------------------------------------------------------------------------
 TYPE OF BOND                            PORTION OF PORTFOLIO'S MARKET VALUE
 ---------------------------------------------------------------------------
 Corporate                                             35.7%
 Mortgage-backed                                       33.4
 U.S. Treasury and government agency                   26.5
 Foreign                                                4.4
 ---------------------------------------------------------------------------

     Since 1991, the effective dollar-weighted average maturity of the Portfolio has ranged from a high of 13.0 years to a low of 6.6 years; it was 6.7 years on June 30, 2003. The Portfolio attempts to remain fully invested in bonds at all times.
     Up to 20% of the Portfolio's assets may be used to purchase nonpublic investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index.

MORTGAGE-BACKED SECURITIES AND PREPAYMENT RISK
The Portfolio invests a substantial portion of its assets in mortgage-backed securities, which represent partial ownership in pools of mortgage loans. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the Government National Mortgage Association (GNMA), often referred to as "Ginnie Mae"; the Federal Home Loan Mortgage Corporation (FHLMC); the Federal National Mortgage Association (FNMA), often referred to as "Fannie Mae"; and the Federal Housing Authority (FHA). GNMAs are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; mortgage securities issued by other government agencies or private corporations are not.
     The Total Bond Market Index Portfolio may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions.

HIGH YIELD BOND PORTFOLIO
The High Yield Bond Portfolio invests in a diversified group of high-yielding corporate bonds, commonly known as "junk bonds." The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's or, if unrated, are of comparable quality as determined by the Portfolio's advisor. These bonds are considered to be "below investment-grade," meaning that they carry a high degree of risk and are considered speculative.
     No more than 20% of the Portfolio's assets may be invested in debt securities rated less than B or unrated, convertible securities, or preferred stocks. The Portfolio may invest up to 20% of its assets in government securities and/or bonds rated Baa or above by Moody's or BBB or above by Standard & Poor's, which are commonly referred to as investment-grade securities. The Portfolio will not invest in securities that are rated less than Caa ("substantial risk, in poor standing") by Moody's

27

or CCC by Standard & Poor's or, if unrated, of comparable quality as determined by the Portfolio's advisor. If the credit rating of a security held by the Portfolio is later downgraded below Caa or CCC, the Portfolio may continue to hold it, and it will be sold only if the advisor believes it would be advantageous to do so.

[FLAG] BECAUSE IT INVESTS IN HIGH-YIELD  BONDS--WHOSE  PRICES AND CREDIT QUALITY
     CAN CHANGE SUDDENLY AND UNEXPECTEDLY--THE PORTFOLIO IS SUBJECT TO A HIGH DEGREE OF CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER. PRICES OF HIGH-YIELD SECURITIES ARE LIKELY TO FLUCTUATE MORE SEVERELY THAN PRICES OF
     INVESTMENT-GRADE BONDS, AND MAY FLUCTUATE INDEPENDENTLY FROM THE BROADER BOND MARKET.

     The Portfolio's advisor selects securities on an individual basis after researching--among other things--the nature of a company's business, its strategy, and the quality of its management. The advisor looks for bonds with attractive yields issued by companies whose financial prospects are stable or improving.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on their debts in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------

     The share price of the High Yield Bond Portfolio is influenced not only by changing interest rates and by market perceptions of credit quality but also by the outlook for economic growth. When the economy appears to be weakening or shrinking, investors may fear that defaults on high-yield bonds will increase and that the market value of high-yield bonds will decline, even if other bond prices are rising because of a decline in prevailing interest rates.
     During such periods, trading activity in the market for high-yield bonds may slow, and it may become more difficult to find buyers for the bonds. In such conditions, prices of high-yield bonds could decline suddenly and substantially, and the Portfolio could be forced to sell securities at a significant loss to meet shareholder redemptions. Also, there may be significant disparities in the prices quoted for high-yield securities by bond dealers, making it difficult for the Portfolio to value its securities accurately. As of June 30, 2003, the Portfolio's holdings had the following credit-quality characteristics:

------------------------------------------------------------------------
INVESTMENT                         PERCENTAGE OF PORTFOLIO'S NET ASSETS
-----------------------------------------------------------------------
 Treasury/Agency                                   5.0%
 Baa                                               5.2
 Ba                                               46.0
 B                                                43.4
 Not Rated                                         0.4
-----------------------------------------------------------------------

     The Portfolio's advisor seeks to mitigate credit risk by diversifying holdings across many issuers and a wide variety of industries. As of June 30, 2003, the Portfolio held the bonds of 210 corporate issuers. The advisor also seeks to mitigate risk by making its own independent and ongoing assessment of the credit quality of the Portfolio's holdings, rather than relying solely on the credit-quality analyses of rating agencies.
     The Portfolio may invest in asset-backed securities--i.e., bonds that represent partial ownership in pools of consumer or commercial loans, such as mortgage loans, automobile loans, or credit-card balances. The value of asset-backed securities ultimately depends on repayments by the underlying borrowers. A primary risk of asset-backed securities is that it is difficult to predict how prepayments by borrowers will affect the maturity of such investments.
     The Portfolio may invest in restricted, privately placed securities that, under SEC rules, may only be sold to qualified institutional buyers. Because these securities can only be resold to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for the Portfolio to convert to cash if needed.
     The Portfolio will not invest more than 15% of its net assets in illiquid securities. If a substantial market develops for a restricted security held by the Portfolio, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Portfolio's board of trustees. While the Portfolio's investment advisor determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the advisor's decisions. The factors the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.

MORE ON THE BALANCED PORTFOLIO
The BALANCED PORTFOLIO invests in both stocks and bonds. It invests 60% to 70% of its assets in common stocks, with an emphasis on dividend-paying stocks of well-established large or medium-size companies. The Portfolio invests 30% to 40% of its assets in high-quality short-, intermediate-, and long-term bonds that the advisor believes will generate a high and sustainable level of income. The combination of stocks and bonds is intended to conserve capital, provide a reasonable level of current income, and offer the potential for long-term growth of capital and income.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combi-nation of growth, income, and conservation of capital by investing in a mix of stocks and bonds. Because the prices of bonds are typically less volatile than the prices of stocks, a balanced fund should result in less investment risk than a fund investing exclusively in stocks.
--------------------------------------------------------------------------------

     In building the Portfolio's stock holdings, the advisor seeks to purchase companies whose prospects are improving but whose share prices do not reflect their value. The advisor's goal is to identify and purchase these securities before their value is recognized by other investors. The advisor emphasizes stocks that, on average, provide a higher level of dividend income than stocks in the overall market generally provide. By purchasing a diversified group of such "value" stocks, the advisor hopes to assemble a portfolio that will produce increased income and capital appreciation over time, with moderate risk in comparison with the stock market as a whole.
     In selecting the Portfolio's bond holdings, the advisor emphasizes investment-grade corporate bonds issued by high- quality companies. The Portfolio also invests in bonds issued by the U.S. government and government agencies and in mortgage-backed securities. To generate a relatively stable stream of interest income, the advisor does not generally make large adjustments in the average maturity of the Portfolio's bond holdings in anticipation of changes in interest rates. While the Portfolio does not observe specific maturity guidelines, the dollar-weighted average maturity of the Portfolio's bonds as of June 30, 2003, was 8.3 years.
     A breakdown of the Portfolio's bond holdings (which amounted to 31% of the Portfolio's net assets) as of June 30, 2003, follows:

------------------------------------------------------------------------------
TYPE OF BOND                           PERCENTAGE OF PORTFOLIO'S BOND HOLDINGS
------------------------------------------------------------------------------
Corporate                                              71.3%
U.S. Treasury and government agency                    15.8
Government mortgage-backed                             12.5
Foreign                                                 0.4
------------------------------------------------------------------------------

     The advisor purchases bonds of investment-grade quality--i.e., bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's. The dollar-weighted average quality of bonds held by the Portfolio as of June 30, 2003, was Aa3, according to Moody's.
     Although the Portfolio may hold any mix of stocks, bonds, and cash investments it deems desirable, the advisor generally adjusts the allocation only gradually and only within the target ranges of 60% to 70% for stocks and 30% to 40% for bonds. Such allocation changes can occur for any of three reasons:
-    To improve the Portfolio's income stream.
-    Because one type of asset has significantly outperformed the other.
- Because the advisor sees greater value in one type of asset than another. The Portfolio may invest up to 20% of its total assets in foreign securities. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

MORE ON THE STOCK PORTFOLIOS
The EQUITY INCOME, DIVERSIFIED VALUE, EQUITY INDEX, MID-CAP INDEX, GROWTH, CAPITAL GROWTH, SMALL COMPANY GROWTH, INTERNATIONAL, and REIT INDEX PORTFOLIOS invest mainly in common stocks, although each has its own strategies and types of holdings. The TOTAL STOCK MARKET INDEX PORTFOLIO invests in shares of other mutual funds, to achieve exposure to common stocks.

29

     Common  stocks  represent   partial  ownership  in  companies  and  entitle
stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[FLAG] EACH PORTFOLIO IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     Other than the International Portfolio, each Portfolio invests mainly in, or has exposure mainly to, stocks of U.S. companies. To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. (You will find a chart illustrating the volatility of the international stock market on page 34.)

---------------------------------------------------------------
            U.S. STOCK MARKET RETURNS (1926-2002)
---------------------------------------------------------------
                          1 YEAR  5 YEARS  10 YEARS    20 YEARS
---------------------------------------------------------------
Best                       54.2%    28.6%     19.9%       17.8%
Worst                     -43.1    -12.4      -0.8         3.1
Average                    12.2     10.9      11.2        11.4
---------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2002. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.9%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or any of these Portfolios in particular.

ACTIVELY MANAGED PORTFOLIOS
Six of the stock Portfolios are actively managed, meaning that their investment advisors buy and sell securities based on research, judgment, and analysis in an attempt to outperform the market. These six Portfolios are the Equity Income, Diversified Value, Growth, Capital Growth, Small Company Growth, and International Portfolios.

[FLAG] BECAUSE  THEY ARE  ACTIVELY  MANAGED,  THESE  PORTFOLIOS  ARE  SUBJECT TO
     MANAGER RISK, WHICH IS THE CHANCE THAT THEIR ADVISORS WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH EACH PORTFOLIO INVESTS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below-average in comparison with those measures; these stocks often have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

INVESTMENT STYLES
Mutual funds that invest in stocks can be classified according to the average market capitalization (shares outstanding x market price) of their holdings. The usual categories are small-cap, mid-cap, and large-cap. It's important to understand that for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors.
     Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those.

[FLAG] EACH PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE PORTFOLIO INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, SPECIFIC TYPES OF STOCKS (FOR INSTANCE, SMALL-CAP STOCKS, VALUE STOCKS, OR HEALTH CARE STOCKS) TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS. LIKEWISE, INTERNATIONAL STOCKS GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN U.S. STOCKS.

     The following illustration shows how each of the nine Portfolios that invest in U.S. stocks generally fits into these categories. (The International Portfolio invests primarily in large-capitalization growth stocks of companies outside the United States.)

[CHART STYLE--MARKET CAP]
Value--Large
Equity Income
Diversified Value

Blend--Large
Equity Index
Total Stock Market Index

Growth--Large
Growth
Capital Growth

Blend--Medium
Mid-Cap Index

Value--Small
REIT Index

Growth--Small
Small Company Growth

FOREIGN SECURITIES
The International Portfolio invests primarily in foreign securities. None of the other stock Portfolios typically makes significant investments in securities of companies based outside the United States. For the Equity Index, Mid-Cap Index, and REIT Index Portfolios, foreign securities will be held only to the extent that they are represented in the target benchmark indexes. The Equity Income, Capital Growth, Diversified Value, Growth, and Small Company Growth Portfolios may each invest up to 20% of their assets in foreign securities.
     To the extent that a Portfolio holds foreign  securities,  it is subject to
(1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

EQUITY INCOME PORTFOLIO
The Portfolio invests mainly in common stocks of established, medium-size and large companies (typically considered to be among the 1,000 largest in the U.S.) whose stocks pay above-average dividends. At the time of purchase by the Portfolio, a stock is usually out of favor with the investment community. Stocks purchased by the Portfolio are expected to produce a high and stable level of income and to have the potential for long-term capital appreciation. In the past, stocks with high dividend yields have tended to lag the overall stock market during periods when stock prices generally are rising and to outperform it during periods of flat or declining prices.
     The advisors' focus on income usually results in the purchase of "value stocks," which often have above-average dividend yields. Value stocks are generally out of favor in periods when investors are drawn to companies with strong prospects for growth. The prices of value stocks, therefore, may be below-average in comparison with such measures as earnings and book value.
     Although the Portfolio generally invests primarily in common stocks, it may invest up to 20% of its assets in cash investments and investment-grade bonds (those that have received one of the top four credit-quality ratings by Standard & Poor's or Moody's Investors Service).
     Each investment advisor independently chooses and maintains a selection of investments for the Portfolio. The Portfolio's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.
     The advisors use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, about the prices of the securities, and about the stock market and economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks that produce above-average income and that, in the advisor's opinion, have the potential for long-term capital growth.

31

     WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management), which manages about 60% of the Portfolio's assets, employs a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future. Securities are sold when an investment is no longer considered as attractive as other available investments, based on Wellington Management's fundamental valuation approach.
     THE VANGUARD GROUP (Vanguard), through its Quantitative Equity Group, which manages about 40% of the Portfolio's assets, invests mainly in common stocks that pay above-average levels of dividend income and have the potential for capital appreciation. Often, the advisor purchases securities that are out of favor with the investment community.

DIVERSIFIED VALUE PORTFOLIO
The Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income by investing mainly in common stocks of mid- and large-capitalization companies. The advisor's method is to research stocks on a company-by-company basis and to develop earnings forecasts for them. From companies that appear to have strong finances and good prospects for growth in earnings and dividends, the advisor selects those whose stock prices appear to be undervalued by the overall market. Such stocks (often called "value" stocks) will typically have above-average current dividend yields and sell at below-average prices in comparison with such measures as their book value and earnings.
     To keep the Portfolio well diversified, the advisor generally invests no more than 15% of the Portfolio's assets in a single industry group. The Portfolio's overall makeup is expected to differ from that of the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio's performance is likely to differ from the performance of the overall market or broad indexes such as the S&P 500 Index.

TOTAL STOCK MARKET INDEX PORTFOLIO
The Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio seeks to track the performance of the Wilshire 5000 Total Market Index by investing all or substantially all of its assets in three Vanguard funds--Vanguard Total Stock Market Index Fund, which tracks the Wilshire 5000 Index; Vanguard Variable Insurance Fund-Equity Index Portfolio, which tracks the S&P 500 Index; and Vanguard Extended Market Index Fund, which tracks the Wilshire 4500 Completion Index. The Wilshire 5000 Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The S&P 500 Index is dominated by stocks of large U.S. companies, and the Wilshire 4500 Index contains all stocks in the Wilshire 5000 Index except those stocks included in the S&P 500 Index. The
Portfolio allocates approximately 45% of its assets to Vanguard Total Stock Market Index Fund, 40% of its assets to Vanguard Variable Insurance Fund-Equity Index Portfolio, and 15% to Vanguard Extended Market Index Fund. The Portfolio is considered nondiversified because it invests in very few underlying funds. However, the underlying funds in which it invests spread their assets across a broad array of securities.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 "FUND OF FUNDS"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO
The Equity Index Portfolio is a stock index fund that seeks to track the performance of the S&P 500 Index, which is made up mainly of stocks of large U.S. companies. These stocks represent approximately 80% of the market value of all U.S. common stocks. In seeking to fully replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the S&P 500 Index were made up of the stock of a specific company, the Portfolio would invest about 3% of its assets in that company. All or substantially all of the Portfolio's assets will be invested in stocks that make up the Index.
     The actual stocks that make up the Index are chosen by Standard & Poor's. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 55% of its market capitalization.

MID-CAP INDEX PORTFOLIO
The Mid-Cap Index Portfolio is a stock index fund that seeks to track the performance of the MSCI US Mid Cap 450 Index, which is made up of stocks of medium-size U.S. companies. In seeking to replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the MSCI US Mid Cap 450 Index were made up of the stock of a specific company, the Portfolio would invest about 3% of its assets in that company. All or substantially all of the Portfolio's assets will be invested in stocks that make up the Index. The actual stocks that make up the Index are chosen by MSCI.
     Mid-cap stocks have been more volatile than--and at times have performed quite differently from--the larger-cap stocks that dominate the overall stock market. There is no certainty, however, that this pattern will continue in the future.

GROWTH PORTFOLIO
The Growth Portfolio seeks long-term growth of capital by investing in stocks of large-capitalization companies that are among the leaders in their industries. The advisor's internal research staff ranks hundreds of companies based on such measures as earnings growth and attractive relative valuation. Using a disciplined process, the investment managers make their selections from this group, focusing on companies that they believe are well managed, show above-average earnings growth, and have reasonable stock prices.

[FLAG] BECAUSE THE  PORTFOLIO  INVESTS A HIGHER  PERCENTAGE OF ITS ASSETS IN THE
     SECURITIES OF FEWER ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS, THE PORTFOLIO IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES.

     The Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.

CAPITAL GROWTH PORTFOLIO
The Capital Growth Portfolio seeks to provide long-term growth of capital. The Portfolio consists predominantly of large- and mid-capitalization stocks. The Portfolio's advisor selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Stocks selected for the Portfolio typically have strong positions within their industries, increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams. Using careful analysis, the advisor attempts to quantify a company's "fundamental value." The advisor compares the fundamental value with the market price of the company's stock. The advisor then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Portfolio invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, or if other securities appear to be more favorably priced.
     The advisor does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Portfolio's cash levels will increase. Because the Portfolio's selections are determined by an analysis of each individual stock, the Portfolio's makeup may differ substantially from the overall market's characteristics. For example, the proportion of the Portfolio's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.

SMALL COMPANY GROWTH PORTFOLIO
The Small Company Growth Portfolio seeks long-term growth of capital by investing primarily in small-capitalization stocks of companies that appear to offer favorable prospects for growth and price appreciation. The Portfolio's stocks are expected to provide only minimal dividend income.
     The median market capitalization of the stocks held in the Portfolio is expected to be below $1 billion. By way of comparison, the median market cap of stocks in the S&P 500 Index, which is dominated by large stocks, is approximately $50.4 billion.
     Each of the investment advisors independently chooses and maintains a portfolio of common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of net assets to be managed by each advisor and may change the proportions as circumstances warrant. The advisors use active management methods, which means they buy and sell securities based on their judgments about companies and their financial prospects, the prices of securities, and the stock market and the economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of small companies that, in the advisor's opinion, have strong growth potential.
     Granahan Investment Management, Inc. (Granahan), which managed about 90% of the Portfolio's assets as of June 30, 2003, categorizes stocks in its portion of the Portfolio's assets into three categories: (1) "Core" growth stocks, representing 40% to 70% of assets, are stocks of companies with demonstrated records of growth and a strong market position based on a proprietary product or service; (2) "Pioneers," 15% to 30% of assets, are stocks of companies that generally have

33

unique technology or other innovations that may lead to new products or expansion into new markets; and (3) "Special Values," 15% to 30% of assets, are stocks of companies whose stock prices are undervalued, given the advisor's view of their prospects for improvement over the next several years.
     Grantham, Mayo, Van Otterloo & Co. LLC (GMO), which managed the balance of the Portfolio's assets as of June 30, 2003, uses computerized models to select the most attractive small-capitalization growth stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.
     Besides common stocks, the Portfolio may invest in securities that are convertible to common stocks.
     The Portfolio's holdings may include securities issued by small or unseasoned companies with speculative risk characteristics. Small-company stocks historically have been subject to wider fluctuations in share prices and total returns than mid- or large-cap stocks. The reasons for this high degree of price volatility include: Markets for small-cap stocks are less liquid than markets for larger stocks, meaning that during periods of market turbulence it may be difficult to sell small-company stocks; small companies generally may be less able than larger ones to ride out economic downturns; and small-company stocks often pay no dividends.
     The Portfolio trades stocks aggressively, which may result in higher transaction costs.

INTERNATIONAL PORTFOLIO
The International Portfolio seeks long-term growth of capital by investing in a broadly diversified group of stocks of seasoned companies located outside of the United States. Each of the two investment advisors will independently select and maintain common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time. The two advisors use active management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the price of the securities, and the stock market and economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of companies located outside of the United States that, in the advisor's opinion, have strong growth potential.
     SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. (Schroder Inc.) evaluates foreign markets around the world. Depending on its assessment of the business and investment climates in the various markets, Schroder determines the proportion of its portion of the Portfolio's assets to allocate to individual countries. Within the chosen markets, Schroder selects companies believed to have above-average growth potential and whose stocks sell at reasonable prices. Schroder generally considers on-site evaluations an important part of the security selection process, and members of its team, therefore, visit more than 3,600 companies worldwide. The companies chosen by Schroder reflect a wide variety of countries and industries.
     The core of the Schroder portion of the Portfolio--normally constituting 60% to 70% of the Schroder assets--consists of stocks of companies that possess what Schroder believes are sustainable competitive advantages and strong prospects for growth. These core holdings may include small- and mid-cap stocks along with large-cap stocks. The remainder of the Schroder assets consist of "non-core" stocks selected to increase the Portfolio's presence in industries or markets in which the near-term outlook is particularly favorable. These non-core holdings typically are large-cap stocks that have historically moved in accordance with their industry or local markets.
     BAILLIE GIFFORD OVERSEAS LTD (Baillie Gifford), which began managing the Portfolio in 2003, has an investment philosophy of making long-term investments in well-researched and well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The advisor considers sustainable earnings and free cash flow growth to be critical factors in evaluating a company's prospects.
     Companies  are  screened  first for  quality  and then for  value.  Baillie
Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered when analyzing companies in this bottom-up analysis are: earnings growth, cash flow growth, profitability, debt and interest coverage, and valuation.
     To determine how to allocate its portion of the Portfolio's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.
     The advisors' investment approaches result in a Portfolio whose overall characteristics will often differ substantially from those of broad international stock indexes, such as the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. As a result of its different makeup, the Portfolio's performance is apt to differ substantially from time to time from the performance of broad international stock indexes.
     The International Portfolio may also invest in convertible securities. Because it invests mainly in international stocks, the Portfolio is subject to:

[FLAG]  CURRENCY  RISK,  WHICH  IS  THE  CHANCE  THAT  THE  VALUE  OF A  FOREIGN
     INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.

     Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars.
     The Portfolio is also subject to:

[FLAG] COUNTRY RISK, WHICH IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL
     UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS.

     International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.
     Returns on international stocks can be as volatile as--or more volatile than--returns on U.S. stocks. To illustrate the volatility of international stock market returns for the U.S. dollar-based investor, the following table shows the best, worst, and average total returns for international stocks over various periods as measured by the MSCI EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Also, keep in mind that past returns are not indicative of future returns and that volatility in the future could be greater or less than past volatility.

-------------------------------------------------------------
       INTERNATIONAL STOCK MARKET RETURNS (1969-2002)
--------------------------------------------------------------
                         1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------------
Best                      69.4%    36.1%     22.0%     15.5%
Worst                    -23.4     -2.9       4.0      11.0
Average                   11.5     11.7      12.7      13.5
--------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2002. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Portfolio in particular.
     The Portfolio may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), or similar investment vehicles. The Portfolio may also enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Portfolio's securities from falling in value during foreign market downswings. The advisors will use these contracts to eliminate some of the uncertainty of foreign exchange rates.

REIT INDEX PORTFOLIO
The REIT Index Portfolio uses an index approach in seeking to provide a high level of income and moderate long-term growth of capital by attempting to match the performance of the Morgan Stanley REIT Index, a benchmark of U.S. real estate investment trusts (REITs).

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                      REITS

Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. As with any investment in real estate, however, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
--------------------------------------------------------------------------------

35

     The Portfolio invests in stocks of REITs, which own office buildings, hotels, shopping centers, and other properties. The Portfolio uses a "passive management"--or indexing--investment approach to create a mix of securities that will track, as closely as possible, the performance of the REIT Index. Holdings of the Index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The Portfolio will hold each stock found in the Index in approximately the same proportion as represented in the Index itself. For example, if a specific stock represented 3% of the Morgan Stanley REIT Index, the Portfolio would invest 3% of its assets in that stock.

[FLAG] BECAUSE  IT  INVESTS  IN STOCKS OF REITS,  THE  PORTFOLIO  IS  SUBJECT TO
     SEVERAL RISKS IN ADDITION TO THE RISK OF A GENERAL DECLINE IN THE STOCK MARKET. THESE RISKS INCLUDE:

     REAL ESTATE INDUSTRY RISK, WHICH IS THE CHANCE THAT THE STOCKS OF REITS WILL DECLINE BECAUSE OF ADVERSE DEVELOPMENTS AFFECTING THE REAL ESTATE INDUSTRY AND REAL PROPERTY VALUES.

     INTEREST RATE RISK, WHICH IS THE CHANCE THAT REIT STOCK PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES.

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                                PLAIN TALK ABOUT
                                 TYPES OF REITS

An equity REIT, which owns properties, generates income (from rental and lease payments) and offers the potential for growth (from property appreciation) as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages.
--------------------------------------------------------------------------------

     The Portfolio's returns will be strongly linked to the ups and downs of the commercial real estate market. Real estate goes through up and down market cycles that can be extreme and long-lasting. In general, many factors affect real estate values, including the supply of, and demand for, properties; the economic health of the nation or of specific geographic regions; and the strength of specific industries that are renting properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, loss of IRS status as a qualified REIT, increases in property taxes, or changes in zoning laws.
     The Morgan Stanley REIT Index is made up of stocks of publicly traded equity REITs that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the REIT Index Portfolio invests in equity REITs only.
     As of June 30, 2003, the Index included 113 REITs. The Index is rebalanced every calendar quarter and whenever a REIT is removed from the Index. A REIT can be removed from the Index because its market capitalization falls below $75 million; other causes can include corporate activity such as a merger, acquisition, or bankruptcy; IRS removal of REIT status; a fundamental change in the REIT's business; or a change in shares outstanding. REITs in the Morgan Stanley REIT Index tend to be mid- and small-capitalization stocks, with market capitalizations generally below $4 billion. Like small-capitalization stocks in general, REIT stocks can be more volatile than the overall stock market. Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility.
     Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types and geographic regions. The Index's makeup, as of June 30, 2003, follows.

------------------------------------------------------------
TYPE OF REIT                            PERCENTAGE OF INDEX
------------------------------------------------------------
Retail                                         26.6%
Office                                         19.8
Apartments                                     19.5
Industrial                                     13.3
Diversified                                    11.8
Health Care                                     5.1
Hotels                                          3.9
------------------------------------------------------------

     The Portfolio intends to remain at least 98% invested in the stocks of REITs; the remaining assets will be invested in cash investments to maintain liquidity.

ADDITIONAL INFORMATION

PORTFOLIO DIVERSIFICATION
As of June 30, 2003, each of the Fund's actively managed equity Portfolios had invested the following percentage of its net assets in its top ten holdings:

-------------------------------------------------------------------
PORTFOLIO                      PERCENTAGE OF PORTFOLIO'S NET ASSETS
-------------------------------------------------------------------
Equity Income                                 30.4%
Capital Growth                                28.1
Diversified Value                             31.1
Growth                                        39.6
International                                 21.4
Small Company Growth                          12.3
-------------------------------------------------------------------

     The target indexes tracked by the Equity, Mid-Cap, and REIT Index Portfolios are broadly diversified. Similarly, the Portfolios that track these indexes are broadly diversified, holding stocks of hundreds of companies across many different industry sectors. It is possible that a Portfolio's target index, in the future, could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a Portfolio tracking such an index might no longer meet the legal definition of "diversified." For this reason the Equity, Mid-Cap, and REIT Index Portfolios are classified as "nondiversified." However, each of these Portfolios, from inception to the date of this prospectus, in actuality has been diversified, and Vanguard expects each of them to continue to be diversified.
     The Total Stock Market Index Portfolio is also considered nondiversified because it invests in very few underlying funds. However, the Portfolio's underlying funds invest their assets in many securities.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
--------------------------------------------------------------------------------

     Each stock index portfolio reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index were discontinued, if the Portfolio's agreement with the sponsor of its target index were terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same general market segment (large-, mid-, or small-cap, growth, or value) as the current index.

INVESTING IN REPURCHASE AGREEMENTS
The Portfolios may invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, a Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolios' advisors attempt to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

37
TEMPORARY INVESTMENT MEASURES
Each Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, a Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

OTHER INVESTMENT POLICIES AND RISKS
Other than the Money Market Portfolio, all of the Portfolios may invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Equity Income Portfolio may also invest in convertible securities and swap agreements. The Equity Index and Mid-Cap Index Portfolios may also invest in warrants, convertible securities, and swap agreements. The Short-Term Corporate Portfolio may also invest in credit swaps, interest rate swaps, and total rate of return swaps. The High-Yield Bond Portfolio may also invest in credit swaps and interest rate swaps. The Balanced and Total Bond Market Index Portfolios may also invest in less-risky classes of collateralized mortgage obligations (CMOs).
     Vanguard typically invests a small portion of the Equity Income Portfolio's assets in stock futures and/or shares of exchange-traded funds, including
VIPER(R) Shares issued by any Vanguard stock index fund. Investments in exchange-traded fund shares are made in accordance with limitations imposed under the Investment Company Act. Vanguard receives no additional revenue from investing Portfolio assets in VIPER Shares of other Vanguard funds. Portfolio assets invested in VIPER Shares are excluded from the calculation of asset-based cost allocations in determining the expense ratio for the Portfolio.
     Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolios will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Index Portfolios use futures only for the purpose of tracking their target indexes. To the extent that the REIT Index Portfolio invests in futures, it will not have 98% of its assets in REIT stocks. A Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

     The reasons for which a Portfolio may invest in futures or exchange-traded fund shares include:
- To achieve performance similar to that of bonds or stocks while maintaining flexibility to meet the liquidity needs of the Portfolio.
- To reduce a Portfolio's transaction costs or add value when these instruments are favorably priced.

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolios may sell securities regardless of how long they have been held. Historically, the Small Company Growth Portfolio has bought and sold securities frequently, resulting in a high turnover rate. The turnover rate for the Mid-Cap Index Portfolio is expected to be higher than normal for the fiscal year ending December 31, 2003, because of portfolio adjustments made when converting the Portfolio to its new target index on May 16, 2003. The turnover rates for the Portfolios can be found in the Financial Highlights section of this prospectus, other than the Money Market Portfolio, whose turnover rate is not meaningful because of the very short-term nature of its holdings.

THE PORTFOLIOS AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.
     The Total Stock Market Index Portfolio indirectly bears a proportionate share of the expenses of the underlying funds in which it invests. However, its direct expenses are expected to be very low or zero. The Total Stock Market Index Portfolio may operate without incurring direct expenses because Vanguard will reimburse it for (1) the Portfolio's contribution to the cost of operating the underlying funds in which it invests, and (2) savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio's operations.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISORS

THE VANGUARD GROUP
The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to eight of the Portfolios of Vanguard Variable Insurance Fund.

     Vanguard's Fixed Income Group provides advisory services for the MONEY MARKET, SHORT-TERM CORPORATE, and TOTAL BOND MARKET INDEX PORTFOLIOS. Vanguard's Fixed Income Group provides investment advisory services to many Vanguard funds; as of June 30, 2003, the Fixed Income Group managed more than $237 billion in total assets. The individuals responsible for overseeing the Portfolios' investments are:
- DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991 and has managed portfolio investments and the Money Market Portfolio since 1997. Education: B.S., University of Wisconsin.
- ROBERT F. AUWAERTER, Principal of Vanguard. He has managed portfolio investments since 1978; has been with Vanguard since 1981; has managed the Short-Term Corporate Portfolio since its inception; and has overseen all the Fixed Income Group's portfolio management activities since 2003.
     Education:   B.S.,   University  of  Pennsylvania;   M.B.A.,   Northwestern
     University.
- GREGORY S. NASSOUR, CFA. He has worked in investment management since 1994; has been with Vanguard since 1992; and has managed the Short-Term Corporate Portfolio since 2002. Education: B.S., West Chester University; M.B.A., St. Joseph's University.
- GREGORY DAVIS, CFA. He has worked in investment management with Vanguard since 1999 and has managed the Total Bond Market Index Portfolio since 2002. Education: B.S., Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the Money Market Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the Short-Term Corporate Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the Total Bond Market Index Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.

39

     Vanguard's Quantitative Equity Group provides advisory services for the EQUITY INCOME, EQUITY INDEX, MID-CAP INDEX, and REIT INDEX PORTFOLIOS. The TOTAL STOCK MARKET INDEX PORTFOLIO receives advisory services indirectly, by investing in other Vanguard funds and portfolios. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of June 30, 2003, the Quantitative Equity Group managed more than $208 billion in total assets. The team responsible for overseeing each Portfolio's investments is:
-    GEORGE U.  SAUTER,  Managing  Director  and  Chief  Investment  Officer  of
     Vanguard. He has worked in investment management since 1985; has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987; has had oversight responsibility for Vanguard's Fixed Income Group since 2003; has managed each stock index Portfolio since its inception; and has managed a portion of the Equity Income Portfolio since 2003. Education:
     A.B., Dartmouth College; M.B.A., University of Chicago.
     For the EQUITY INCOME PORTFOLIO, Mr. Sauter is joined by:
- JOEL M. DICKSON, Principal of Vanguard. He has worked in investment management for Vanguard since 1996 and has managed a portion of the Portfolio since 2003. Education: A.B., Washington University in St. Louis; Ph.D., Stanford University.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the Equity Index Portfolio's advisory expenses represented effective annual rates of 0.003% and 0.004% of the Portfolio's average net assets, respectively.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the Mid-Cap Index Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the REIT Index Portfolio's advisory expenses represented an effective annual rate of 0.02% of the Portfolio's average net assets.

     Vanguard employs eight independent investment advisors to manage the remaining eight Portfolios.

WELLINGTON MANAGEMENT COMPANY, LLP
Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the HIGH YIELD BOND, BALANCED, and EQUITY INCOME PORTFOLIOS. Wellington Management, an investment advisory firm founded in 1928, managed approximately $338 billion in stock and bond portfolios as of June 30, 2003.
     The individual responsible for overseeing the HIGH YIELD BOND PORTFOLIO'S investments is:
- EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Portfolio since its inception. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
     The individuals responsible for overseeing the BALANCED PORTFOLIO'S investments are:
- PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has assisted in the management of the Portfolio since 1994. Education: B.S., Dickinson College; M.S., Sloan School of Management, Massachusetts Institute of Technology.
- EDWARD P. BOUSA, CFA, Vice President of Wellington Management. He has worked in investment management since 1984; has managed assets for Wellington Management since 2000; and has assisted in the management of the Portfolio since 2000. Education: B.A., Williams College; M.B.A., Harvard Business School.
     The individual responsible for overseeing Wellington Management's portion of the EQUITY INCOME PORTFOLIO'S investments is:
- John R. Ryan, CFA, Senior Vice President and Managing Partner of Wellington Management. He has worked in investment management with Wellington Management since 1981 and has managed a portion of the Portfolio since 2003. Education: B.S., Lehigh University; M.B.A., University of Virginia. Wellington Management's advisory fee with respect to the Balanced Portfolio is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average month-end net assets for each quarter. In addition, Wellington Management's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with that of a Composite Stock/Bond Index over the same period. The Index is a composite benchmark, 65% of which is made up of the Standard & Poor's 500 Index and 35% of which is made up of the Lehman Brothers Credit A or Better Bond Index. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the advisory fee paid to Wellington Management with respect to the High Yield Bond Portfolio represented an effective annual rate of 0.06% of the Portfolio's average net assets.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the advisory fee paid to Wellington Management with respect to the Balanced Portfolio represented effective annual rates of 0.09% and 0.08% of the Portfolio's average net assets, respectively, before performance-based increases of 0.02% for each period.

WELLINGTON MANAGEMENT COMPANY, LLP, and THE VANGUARD GROUP
Wellington Management and Vanguard's Quantitative Equity Group each provide investment advisory services for the EQUITY INCOME PORTFOLIO. The Portfolio uses a multimanager approach to investing its assets. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the board of trustees.
     The Portfolio pays one of its advisors--Wellington Management--on a quarterly basis. The quarterly fee paid to Wellington Management is based on certain annual percentage rates applied to average net assets managed by the advisor over the quarterly period. In addition, the quarterly fee paid to Wellington Management is increased or decreased based upon the advisor's performance in comparison to a benchmark index. For these purposes, the cumulative total return of Wellington Management's portion of the Portfolio over a trailing 36-month period is compared to that of the Lipper Equity Income Fund Average over the same period. The Portfolio pays Vanguard on an at-cost basis for the investment advisory and other services Vanguard provides.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the advisory fee paid to Newell Associates (the Portfolio's former investment advisor) represented an effective annual rate of 0.10% of the Portfolio's average net assets.
     Please consult the Fund's Statement of Additional Information for more information about the Portfolio's investment advisory arrangements.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, provides advisory services for the DIVERSIFIED VALUE PORTFOLIO. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc. Barrow, Hanley managed approximately $28 billion in stock and bond portfolios as of June 30, 2003.
     The individual responsible for overseeing the Diversified Value Portfolio's investments is:
- JAMES P. BARROW, Partner and President of Barrow, Hanley. He has worked in investment management since 1963; has been with Barrow, Hanley since 1979; and has managed the Portfolio since its inception. Education: B.S., University of South Carolina.
     Barrow, Hanley's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Diversified Value Portfolio's average month-end net assets for each quarter. In addition, Barrow, Hanley's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with that of the Standard & Poor's 500/Barra Value Index over the same period. Note that this performance fee structure was not in full operation until March 31, 2002; until then, advisory fees were calculated using certain transition rules that are explained in the Fund's Statement of Additional Information. Please consult the Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the advisory fee paid to Barrow, Hanley represented an effective annual rate of 0.125% of the Portfolio's average net assets, before performance-based increases of 0.02% and 0.03%, respectively.

ALLIANCE CAPITAL MANAGEMENT L.P.
Alliance Capital Management L.P. (Alliance), 1345 Avenue of the Americas, New York, NY 10105, provides advisory services for the GROWTH PORTFOLIO. Alliance, an investment advisory firm founded in 1971, manages assets for public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. Alliance managed approximately $426 billion in assets as of June 30, 2003.
     The individuals responsible for overseeing the Growth Portfolio's investments are:
- JOHN L. BLUNDIN, Executive Vice President of Alliance Capital Management Corporation (the general partner of Alliance) and co-head of New York Growth Equities. He has worked in investment management since 1965 and has been with Alliance since 1972. Education: B.S., Yale University.
- ALAN LEVI, Senior Vice President of Alliance Capital Management Corporation (the general partner of Alliance) and Disciplined Growth Senior Portfolio Manager. He has worked in investment management since 1973 and has been with Alliance for his entire investment management career. Education: B.A., Johns Hopkins University; M.B.A., University of Chicago.
- CHRISTOPHER M. TOUB, Executive Vice President of Alliance Capital Management Corporation and co-head of New York Growth Equities. He has worked in investment management since 1987 and has been with Alliance since 1992. Education: B.A., Williams College; M.B.A., Harvard Business School. Alliance's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Growth Portfolio's average month-end net assets for each quarter. In addition, Alliance's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with that of the Russell 1000 Growth Index over the same period. Note that this performance fee structure will not be in full operation until September 30, 2004;

41

before then, advisory fees will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information. Please consult the Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the advisory fee paid to Alliance represented an effective annual rate 0.12% of the Portfolio's average net assets, before performance-based decreases of 0.01% and 0.05%, respectively.

PRIMECAP MANAGEMENT COMPANY

PRIMECAP Management Company, 225 South Lake Avenue, Pasadena, CA 91101, provides investment advisory services to the CAPITAL GROWTH PORTFOLIO. An investment advisory firm founded in 1983, PRIMECAP also provides investment advisory services to endowment funds, employee benefit plans, and foundations unrelated to Vanguard. As of June 30, 2003, PRIMECAP managed about $27 billion in assets.
     The individuals primarily responsible for overseeing Capital Growth Portfolio's investments are:
- HOWARD B. SCHOW, Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983; and has managed the Portfolio since its inception in 2002. Education: B.A., Williams College; M.B.A., Harvard Business School.
- THEO A. KOLOKOTRONES, President of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has managed the Portfolio since its inception in 2002. Education: B.A., University of Chicago; M.B.A., Harvard Business School.
- JOEL P. FRIED, Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1986; and has managed the Portfolio since its inception in 2002. Education:
     B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.
     Each of these three individuals manages his portion of the Portfolio autonomously; there is no decision-making by committee. A small portion of the Portfolio's assets are managed by individuals in PRIMECAP's research department.
     PRIMECAP's advisory fee is paid quarterly and is based on an annual percentage rate of 0.15% applied to the Portfolio's average month-end net assets for each quarter. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.

GRANAHAN INVESTMENT MANAGEMENT, INC. and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02451, and Grantham, Mayo, Van Otterloo & Co. LLC (GMO), 40 Rowes Wharf, Boston MA 02110, each provide investment advisory services for the SMALL COMPANY GROWTH PORTFOLIO.
     Granahan is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan managed more than $2.3 billion in assets as of June 30, 2003.
     GMO is an investment advisory firm founded in 1977. As of June 30, 2003, GMO managed approximately $34 billion in assets. GMO provides investment counseling services to employee benefits plans, endowment funds, other institutions, and individuals.
     Granahan and GMO each independently manage a percentage of the Portfolio's assets subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund.
     The individuals responsible for overseeing the Small Company Growth Portfolio's investments are:
- JOHN J. GRANAHAN, CFA, Founder and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has managed the Portfolio since its inception. Education: B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.
- GARY C. HATTON, CFA, Executive Vice President of Granahan. He has worked in investment management since 1982; has been with Granahan since 1985; and has managed the Portfolio since its inception. Education: B.S., University of Rhode Island; M.S., University of Wisconsin.
- JANE M. WHITE, Executive Vice President of Granahan. She has worked in investment management since 1980; has been with Granahan since its inception; and has managed the Portfolio since 1996. Education: B.A., Boston University.
- CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. He has managed investments for GMO since 1979 and began managing assets of the Portfolio in 2000. Education: B.A., Yale University; M.B.A., Harvard University.
- ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO. He has managed investments for GMO since 1979 and began managing assets of the Portfolio in 2000. Education: B.S., University of Massachusetts.
     The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average month-end net assets managed by the advisor over the quarterly period. In addition, the quarterly fees paid to each advisor are increased or decreased based upon the advisor's performance in comparison with a benchmark index. For these purposes, the cumulative investment performance of each advisor's portion of the Portfolio over a trailing 36-month period is compared with that of the Russell 2500 Growth Index over the same period. Note that this performance fee structure will not be in full operation for GMO until June 30, 2006; until then, GMO's advisory fees will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information. Please consult the Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.15% of the Portfolio's average net assets, before performance-based increases of 0.07% and 0.09%, respectively.

SCHRODER  INVESTMENT  MANAGEMENT NORTH AMERICA INC. and BAILLIE GIFFORD OVERSEAS
LTD
Schroder Investment Management North America Inc. (Schroder Inc.), 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, and Baillie Gifford Overseas Ltd (Baillie Gifford), 1 Rutland Court, Edinburgh, EH3 8EY, Scotland, each provide investment advisory services for the INTERNATIONAL PORTFOLIO.
     Schroder, an investment advisory firm founded in 1979, is part of a worldwide group of banks and financial services companies known as The Schroder Group. As of June 30, 2003, Schroder managed more than $22 billion in assets. Schroder Investment Management North America Limited (Schroder Limited), 31 Gresham Street, London, EC2V 7QA, England, serves as sub-advisor for the Schroder portion of the Portfolio, effective April 1, 2003.
     Baillie Gifford Overseas Ltd is an investment advisory firm founded in 1983. It is wholly owned by a Scottish investment company, Baillie Gifford & Co., which was founded in 1908. Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom, and manages money primarily for institutional clients. Baillie Gifford began managing the Portfolio in 2003. Baillie Gifford & Co. had assets under management that totaled approximately $36 billion as of June 30, 2003.
     The individuals responsible for overseeing the International Portfolio's investments are:
- RICHARD FOULKES, Executive Vice President and Deputy Chairman of Schroder Inc. and Schroder Limited. He has been with The Schroder Group since 1968 and has managed the Portfolio since its inception. Education: The Sorbonne, France; M.A., Cambridge University, England.
- JAMES K. ANDERSON, Head of the Continental European Equity Department and Partner of Baillie Gifford & Co. He has managed assets with Baillie Gifford since 1985 and began managing assets of the Portfolio in 2003. Education:
     B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton University.
     The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average net assets managed by the advisor over the period. In addition, the quarterly fees paid to each advisor are increased or decreased based on the advisor's performance in comparison with a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Portfolio over a trailing 36-month period is compared with that of the Morgan Stanley Capital International Europe, Australasia, Far East Index over the same period. Note that this performance fee structure will not be in full operation for Baillie Gifford until March 31, 2006; until then, Baillie Gifford's advisory fees will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information.
     Schroder Inc. pays 25% of its advisory fee to Schroder Limited for providing sub-advisory services. Please consult the Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended December 31, 2002, the advisory fee paid to Schroder Inc. represented an effective annual rate of 0.125% of the Portfolio's average net assets, before a performance-based increase of 0.05%.
     For the six-month period ended June 30, 2003, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.125% of the Portfolio's average net assets, with no adjustment required based on performance.

     The advisors are authorized to choose broker-dealers to handle the purchase and sale of the Portfolios' securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisors may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisors are authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisors. Also, the board of trustees may direct the advisors to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as brokerage or research services provided to the advisors.
     Under the terms of an SEC exemptive order, the board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to any Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

43

TAXES

The tax consequences of your investment in a Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

Each Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of a portfolio by the number of portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the portfolio does not transact purchase or redemption requests. However, on those days the value of a portfolio's assets may be affected to the extent that the portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash, and the instruments held by a money market portfolio, are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
     Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.
     Each portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in the Fund's most recent semiannual reports to shareholders, has not been audited by independent accountants. The information for all other periods in the tables through December 31, 2002, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Fund's financial statements, are included in the Fund's most recent annual reports to shareholders. You may have the annual reports sent to you without charge by contacting Vanguard.
     Yields and total returns presented for the Portfolios are net of the Portfolios' operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolios and when comparing the yields and returns of the Portfolios with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

This explanation uses the Money Market Portfolio as an example. The Portfolio began the six months ended June 30, 2003, with a net asset value (price) of $1.00 per share. During the period, the Portfolio earned $0.005 per share from investment income (interest).

Shareholders received $0.005 per share in the form of dividend distributions. The earnings ($0.005 per share) minus the distributions ($0.005 per share) resulted in a share price of $1.00 at the end of the period. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 0.55% for the period.

As of June 30, 2003, the Portfolio had $914 million in net assets. For the period, its annualized expense ratio was 0.21% ($2.10 per $1,000 of net assets), and its annualized net investment income amounted to 1.11% of its average net assets.
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                SIX MONTHS ENDED     YEAR ENDED      OCT. 1 TO       YEAR ENDED SEPTEMBER 30,
                                        JUNE 30,       DEC. 31,       DEC. 31,   -----------------------------------
                                           2003*           2002         2001**     2001     2000     1999      1998
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $1.00         $1.00           $1.00    $1.00    $1.00    $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                      .005          .017            .007     .052     .061    .050      .055
 Net Realized and Unrealized Gain (Loss)
  on Investments                              --            --              --       --       --       --        --
--------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations           .005          .017            .007     .052     .061     .050      .055
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income      (.005)        (.017)          (.007)   (.052)   (.061)   (.050)    (.055)
 Distributions from Realized Capital Gains    --            --              --       --       --       --        --
--------------------------------------------------------------------------------------------------------------------
 Total Distributions                       (.005)        (.017)          (.007)   (.052)   (.061)   (.050)    (.055)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $1.00         $1.00           $1.00    $1.00    $1.00    $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                               0.55%         1.73%           0.69%    5.34%    6.21%    5.09%     5.60%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $914        $1,053          $1,034   $1,032     $861     $723      $590
 Ratio of Total Expenses to Average
   Net Assets                             0.21%+         0.21%          0.18%+    0.18%    0.17%    0.20%     0.20%
 Ratio of Net Investment Income to
   Average Net Assets                     1.11%+         1.71%          2.73%+    5.14%    6.06%    4.98%     5.46%
--------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The  Portfolio's  fiscal year-end  changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

45

SHORT-TERM CORPORATE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR ENDED
                                    SIX MONTHS ENDED       YEAR ENDED       OCT. 1 TO         SEPTEMBER 30,          FEB. 8+ TO
                                            JUNE 30,         DEC. 31,        DEC. 31,   ---------------------------    SEP. 30,
                                               2003*             2002          2001**          2001         2000           1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $10.71           $10.40          $10.40        $ 9.72        $9.75         $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .16              .32            .115          .581         .646           .355
 Net Realized and Unrealized Gain (Loss)
   on Investments                                .15              .31           (.115)         .430        (.030)         (.250)
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations              .31              .63              --         1.011         .616           .105
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.34)            (.32)             --         (.331)       (.646)         (.355)
 Distributions from Realized Capital Gains        --               --              --            --           --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                          (.34)            (.32)             --         (.331)       (.646)         (.355)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $10.68           $10.71          $10.40        $10.40        $9.72         $ 9.75
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   2.97%            6.25%           0.00%        10.65%        6.54%          1.08%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)           $354             $298            $142          $128          $63            $29
 Ratio of Total Expenses to Average
   Net Assets                                0.23%++            0.23%         0.21%++         0.21%        0.20%        0.27%++
 Ratio of Net Investment Income to
   Average Net Assets                        3.80%++            4.65%         5.50%++         6.33%        6.74%        5.74%++
 Portfolio Turnover Rate                       68%++              72%             15%           46%          44%            39%
--------------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The  Portfolio's  fiscal year-end  changed from September 30 to December 31, effective December 31, 2001.
 +Inception.
++Annualized.

TOTAL BOND MARKET INDEX PORTFOLIO*
----------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED     YEAR ENDED     OCT. 1 TO        YEAR ENDED SEPTEMBER 30,
                                                 JUNE 30,       DEC. 31,      DEC. 31,   -----------------------------------
                                                   2003**           2002         2001+     2001     2000     1999      1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.74         $11.29        $11.34   $10.36   $10.34   $11.07    $10.57
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .26            .54          .158     .653     .680     .646      .663
 Net Realized and Unrealized Gain (Loss)
   on Investments                                     .17            .36         (.208)    .670     .020    (.700)     .500
----------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                     .43            .90         (.050)   1.323     .700    (.054)    1.163
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.56)          (.45)           --    (.343)   (.680)   (.646)    (.663)
 Distributions from Realized Capital Gains             --             --            --       --       --    (.030)       --
----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                 (.56)          (.45)           --    (.343)   (.680)   (.676)    (.663)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $11.61         $11.74        $11.29   $11.34   $10.36   $10.34    $11.07
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        3.84%          8.31%        -0.44%   13.05%    7.05%   -0.49%    11.36%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $696           $688          $533     $520     $337     $337      $322
 Ratio of Total Expenses to Average Net Assets    0.24%++          0.24%       0.22%++    0.22%    0.20%    0.23%     0.28%
 Ratio of Net Investment Income to Average
   Net Assets                                     4.54%++          5.33%       5.82%++    6.31%    6.63%    6.06%     6.16%
 Portfolio Turnover Rate                            62%++            91%           19%      75%      61%      69%       65%
----------------------------------------------------------------------------------------------------------------------------

 *Prior  to May 1,  2002,  this  Portfolio  was known as the  High-Grade  Bond
  Portfolio.
**Unaudited.
 +The  Portfolio's  fiscal year-end  changed from September 30 to December 31, effective December 31, 2001.
++Annualized.

HIGH YIELD BOND PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED     YEAR ENDED     OCT. 1 TO        YEAR ENDED SEPTEMBER 30,
                                                 JUNE 30,       DEC. 31,      DEC. 31,   -----------------------------------
                                                    2003*           2002        2001**     2001     2000     1999      1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $8.21          $8.59         $8.28    $9.02    $9.50   $10.09    $10.59
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .21            .59          .168     .794     .849     .847      .895
 Net Realized and Unrealized Gain (Loss)
   on Investments                                     .61           (.46)         .142   (1.120)   (.480)   (.573)    (.485)
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                   .82            .13          .310    (.326)    .369     .274      .410
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.57)          (.51)           --    (.414)   (.849)   (.847)    (.895)
 Distributions from Realized Capital Gains             --             --            --       --       --    (.017)    (.015)
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                               (.57)          (.51)           --    (.414)   (.849)   (.864)    (.910)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $8.46          $8.21         $8.59    $8.28    $9.02   $ 9.50    $10.09
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.47%          1.54%         3.74%   -3.72%    4.03%    2.68%     3.85%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $282           $203          $172     $158     $142     $146      $131
 Ratio of Total Expenses to Average Net Assets     0.33%+          0.33%        0.28%+    0.28%    0.26%    0.29%     0.31%
 Ratio of Net Investment Income to Average
   Net Assets                                      7.78%+          8.40%        8.87%+    9.26%    9.12%    8.51%     8.45%
 Portfolio Turnover Rate                             30%+            30%            6%      29%      23%      31%       38%
----------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The  Portfolio's  fiscal year-end  changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

BALANCED PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED     YEAR ENDED     OCT. 1 TO        YEAR ENDED SEPTEMBER 30,
                                                 JUNE 30,       DEC. 31,      DEC. 31,   -----------------------------------
                                                    2003*           2002        2001**     2001     2000     1999      1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $14.72         $16.98        $15.87   $16.93   $17.41   $17.73    $17.97
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .23           .445           .12      .54      .71      .63       .63
 Net Realized and Unrealized Gain (Loss)
   on Investments                                    1.02         (1.460)          .99      .08      .26      .95       .56
---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                  1.25         (1.015)         1.11      .62      .97     1.58      1.19
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.47)         (.630)           --     (.72)    (.64)    (.62)     (.60)
 Distributions from Realized Capital Gains             --          (.615)           --     (.96)    (.81)   (1.28)     (.83)
---------------------------------------------------------------------------------------------------------------------------
   Total Distributions                               (.47)        (1.245)           --    (1.68)   (1.45)   (1.90)    (1.43)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $15.50         $14.72        $16.98   $15.87   $16.93   $17.41    $17.73
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        8.80%         -6.72%         6.99%    4.15%    5.91%    9.44%     7.26%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $772           $693          $697     $636     $512     $599      $553
 Ratio of Total Expenses to Average Net Assets     0.35%+          0.33%        0.30%+    0.29%    0.25%    0.29%     0.31%
 Ratio of Net Investment Income to Average
   Net Assets                                      3.16%+          3.13%        3.15%+    3.53%    3.98%    3.58%     3.72%
 Portfolio Turnover Rate                             31%+            24%            4%      27%      28%      24%       31%
---------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The  Portfolio's  fiscal year-end  changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

47

EQUITY INCOME PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED     YEAR ENDED     OCT. 1 TO        YEAR ENDED SEPTEMBER 30,
                                                 JUNE 30,       DEC. 31,      DEC. 31,   -----------------------------------
                                                    2003*           2002        2001**     2001     2000     1999      1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $16.55         $19.79        $19.30   $21.09   $21.10   $19.69    $18.50
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .222            .44           .10      .44      .58      .51      .490
 Net Realized and Unrealized Gain (Loss)
   on Investments                                   1.123          (3.05)          .39     (.26)     .08     1.50     1.475
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                 1.345          (2.61)          .49      .18      .66     2.01     1.965
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.450)          (.54)           --     (.58)    (.52)    (.49)    (.400)
 Distributions from Realized Capital Gains          (.025)          (.09)           --    (1.39)    (.15)    (.11)    (.375)
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                              (.475)          (.63)           --    (1.97)    (.67)    (.60)    (.775)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $17.42         $16.55        $19.79   $19.30   $21.09   $21.10    $19.69
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        8.39%        -13.76%         2.54%    0.78%    3.06%   10.36%    11.19%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $320           $296          $348     $334     $322     $429      $375
 Ratio of Total Expenses to Average Net Assets     0.37%+          0.37%        0.32%+    0.33%    0.31%    0.33%     0.36%
 Ratio of Net Investment Income to Average
   Net Assets                                      2.76%+          2.45%        2.20%+    2.21%    2.44%    2.44%     2.69%
 Portfolio Turnover Rate                              4%+             5%            0%       1%       8%       6%        6%
----------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The  Portfolio's  fiscal year-end  changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

DIVERSIFIED VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR ENDED
                                    SIX MONTHS ENDED       YEAR ENDED       OCT. 1 TO         SEPTEMBER 30,          FEB. 8+ TO
                                            JUNE 30,         DEC. 31,        DEC. 31,   ---------------------------    SEP. 30,
                                               2003*             2002          2001**          2001         2000           1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 8.98           $10.66          $10.16        $ 9.85        $9.31         $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .11              .23             .06           .16          .21            .11
 Net Realized and Unrealized Gain (Loss)
   on Investments                               1.20            (1.71)            .44           .36          .45           (.80)
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations             1.31            (1.48)            .50           .52          .66           (.69)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.24)            (.20)             --          (.21)        (.12)            --
 Distributions from Realized Capital Gains        --               --              --            --           --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                          (.24)            (.20)             --          (.21)        (.12)            --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $10.05            $8.98          $10.66        $10.16        $9.85         $ 9.31
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  14.99%          -14.24%           4.92%         5.42%        7.18%         -6.90%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)           $186             $152            $174          $163          $47            $42
 Ratio of Total Expenses to Average
   Net Assets                                0.50%++            0.50%         0.48%++         0.45%        0.45%        0.37%++
 Ratio of Net Investment Income to
   Average Net Assets                        2.57%++            2.33%         2.03%++         2.19%        2.67%        2.38%++
 Portfolio Turnover Rate                       23%++              27%              4%           29%          42%            18%
--------------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The  Portfolio's  fiscal year-end  changed from September 30 to December 31, effective December 31, 2001.
 +Inception.
++Annualized.

TOTAL STOCK MARKET INDEX PORTFOLIO
-------------------------------------------------------------------------
                                                              JAN. 8* TO
                                                                JUNE 30,
                                                                  2003**
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $20.00
-------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                               .03
 Net Realized and Unrealized Gain (Loss) on Investments             1.92
-------------------------------------------------------------------------
 Total from Investment Operations                                   1.95
-------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 --
 Distributions from Realized Capital Gains                            --
-------------------------------------------------------------------------
 Total Distributions                                                  --
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $21.95
-------------------------------------------------------------------------
TOTAL RETURN                                                       9.75%
-------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $71
 Ratio of Total Expenses to Average Net Assets                        0%
 Ratio of Net Investment Income to Average Net Assets             1.21%+
 Portfolio Turnover Rate                                             4%+
-------------------------------------------------------------------------
 *Inception.
**Unaudited.
 +Annualized.

EQUITY INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED     YEAR ENDED     OCT. 1 TO        YEAR ENDED SEPTEMBER 30,
                                                 JUNE 30,       DEC. 31,      DEC. 31,   -----------------------------------
                                                    2003*           2002        2001**     2001     2000     1999      1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $21.68         $29.91        $27.03   $37.64   $33.85   $26.94    $25.32
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .15           .330           .10      .36      .38      .37       .37
 Net Realized and Unrealized Gain (Loss)
   on Investments                                    2.29         (6.445)         2.78   (10.23)    4.12     7.04      1.83
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                  2.44         (6.115)         2.88    (9.87)    4.50     7.41      2.20
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.34)         (.440)           --     (.39)    (.38)    (.37)     (.34)
 Distributions from Realized Capital Gains           (.68)        (1.675)           --     (.35)    (.33)    (.13)     (.24)
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                              (1.02)        (2.115)           --     (.74)    (.71)    (.50)     (.58)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $23.10         $21.68        $29.91   $27.03   $37.64   $33.85    $26.94
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       11.69%        -22.11%        10.65%  -26.69%   13.43%   27.84%     8.97%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $1,200           $961        $1,225   $1,111   $1,507   $1,365      $920
 Ratio of Total Expenses to Average Net Assets     0.18%+          0.18%        0.18%+    0.17%    0.16%    0.18%     0.20%
 Ratio of Net Investment Income to Average
   Net Assets                                      1.61%+          1.43%        1.24%+    1.11%    1.01%    1.21%     1.48%
 Portfolio Turnover Rate                              9%+            10%            3%       8%      11%       4%        1%
----------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The  Portfolio's  fiscal year-end  changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

49

MID-CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR ENDED
                                    SIX MONTHS ENDED       YEAR ENDED       OCT. 1 TO         SEPTEMBER 30,          FEB. 8+ TO
                                            JUNE 30,         DEC. 31,        DEC. 31,   ---------------------------    SEP. 30,
                                               2003*             2002          2001**          2001         2000           1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $10.60           $13.23          $11.21        $14.97       $10.65         $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .05              .08             .02           .09          .08            .04
 Net Realized and Unrealized Gain (Loss)
   on Investments                               1.07            (1.85)           2.00         (2.77)        4.49            .61
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations             1.12            (1.77)           2.02         (2.68)        4.57            .65
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.10)            (.11)             --          (.08)        (.05)            --
 Distributions from Realized Capital Gains      (.32)            (.75)             --         (1.00)        (.20)            --
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                          (.42)            (.86)             --         (1.08)        (.25)            --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $11.30           $10.60          $13.23        $11.21       $14.97         $10.65
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  11.06%          -14.65%          18.02%       -18.86%       43.77%          6.50%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)           $298             $264            $251          $208         $192            $54
 Ratio of Total Expenses to Average
   Net Assets                                0.31%++            0.30%         0.30%++         0.28%        0.28%        0.24%++
 Ratio of Net Investment Income to
   Average Net Assets                        1.02%++            0.81%         0.83%++         0.77%        0.90%        1.03%++
 Portfolio Turnover Rate                       94%TT              24%              9%           36%          43%            24%
--------------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The  Portfolio's  fiscal year-end  changed from September 30 to December 31, effective December 31, 2001.
 +Initial   share  purchase  date.  All  assets  were  held  in  money  market instruments until February 9, 1999, when performance measurement began. ++Annualized.
TTAnnualized. Includes activity related to a change in the Portfolio's target index.

GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED     YEAR ENDED     OCT. 1 TO        YEAR ENDED SEPTEMBER 30,
                                                 JUNE 30,       DEC. 31,      DEC. 31,   -----------------------------------
                                                    2003*           2002        2001**     2001     2000     1999      1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $8.70         $14.37        $12.01   $35.14   $28.96   $24.33    $21.51
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .017            .05           .01      .04     .080      .16       .16
 Net Realized and Unrealized Gain (Loss)
   on Investments                                    .879          (4.97)         2.35   (16.73)   7.795     6.16      3.43
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                  .896          (4.92)         2.36   (16.69)   7.875     6.32      3.59
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.036)          (.05)           --     (.09)   (.160)    (.16)     (.20)
 Distributions from Realized Capital Gains             --           (.70)           --    (6.35)  (1.535)   (1.53)     (.57)
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                              (.036)         (0.75)           --    (6.44)  (1.695)   (1.69)     (.77)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $9.56         $ 8.70        $14.37   $12.01   $35.14   $28.96    $24.33
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.32%        -35.89%        19.65%  -57.31%   28.25%   27.27%    17.37%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $342           $314          $594     $501   $1,302     $953      $631
 Ratio of Total Expenses to Average Net Assets     0.37%+          0.41%        0.39%+    0.33%    0.31%    0.35%     0.39%
 Ratio of Net Investment Income to Average
   Net Assets                                      0.47%+          0.37%        0.28%+    0.18%    0.24%    0.59%     0.74%
 Portfolio Turnover Rate                             48%+            49%           12%     136%      81%      50%       48%
-----------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The  Portfolio's  fiscal year-end  changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

                                                                              50
FINANCIAL HIGHLIGHTS (continued)

CAPITAL GROWTH PORTFOLIO
-----------------------------------------------------------------------------
                                              SIX MONTHS
                                                   ENDED          DEC 3** TO
                                                JUNE 30,            DEC. 31,
                                                   2003*                2002
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 9.39              $10.00
-----------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .009                 .01
 Net Realized and Unrealized Gain (Loss)
   on Investments                                  1.476                (.62)
-----------------------------------------------------------------------------
   Total from Investment Operations                1.485                (.61)
-----------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.005)                 --
 Distributions from Realized Capital Gains            --                  --
-----------------------------------------------------------------------------
   Total Distributions                             (.005)                 --
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $10.87              $ 9.39
-----------------------------------------------------------------------------
TOTAL RETURN                                      15.82%              -6.10%
-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $38                  $9
 Ratio of Total Expenses to Average
   Net Assets                                     0.46%+              0.47%+
 Ratio of Net Investment Income to
   Average Net Assets                             0.61%+              0.86%+
 Portfolio Turnover Rate                             5%+                  0%
-----------------------------------------------------------------------------
 *Unaudited.
**Inception.
 +Annualized.

SMALL COMPANY GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED     YEAR ENDED     OCT. 1 TO        YEAR ENDED SEPTEMBER 30,
                                                 JUNE 30,       DEC. 31,      DEC. 31,   -----------------------------------
                                                    2003*           2002        2001**     2001     2000     1999      1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.99         $16.43        $13.26   $22.66   $12.87   $ 9.53    $11.97
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .002             --           .01      .11      .17      .06       .06
 Net Realized and Unrealized Gain (Loss)
   on Investments                                   1.981          (3.80)         3.16    (3.40)    9.69     3.35     (2.46)
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                 1.983          (3.80)         3.17    (3.29)    9.86     3.41     (2.40)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.003)          (.12)           --     (.17)    (.07)    (.06)     (.04)
 Distributions from Realized Capital Gains             --           (.52)           --    (5.94)      --     (.01)       --
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                              (.003)         (0.64)           --    (6.11)    (.07)    (.07)     (.04)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $13.97         $11.99        $16.43   $13.26   $22.66   $12.87    $ 9.53
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.54%        -24.03%        23.91%  -17.87%   76.97%   35.98%   -20.10%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $465           $383          $494     $390     $480     $168      $111
 Ratio of Total Expenses to Average Net Assets     0.58%+          0.57%       0.51%**    0.50%    0.46%    0.49%     0.42%
 Ratio of Net Investment Income to Average
   Net Assets                                      0.01%+          0.05%       0.27%**    0.71%    0.98%    0.58%     0.54%
 Portfolio Turnover Rate                             65%+            58%           16%      73%     125%      85%      106%
----------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The  Portfolio's  fiscal year-end  changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

51

INTERNATIONAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED     YEAR ENDED     OCT. 1 TO        YEAR ENDED SEPTEMBER 30,
                                                 JUNE 30,       DEC. 31,      DEC. 31,   -----------------------------------
                                                    2003*           2002        2001**     2001     2000     1999      1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 9.67         $12.37        $10.98   $16.96   $15.58   $12.96    $14.55
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .131           .160           .01      .27      .25      .23       .21
 Net Realized and Unrealized Gain (Loss)
   on Investments                                    .754         (2.175)         1.38    (4.64)    1.80     2.59     (1.48)
----------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                    .885         (2.015)         1.39    (4.37)    2.05     2.82     (1.27)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.145)         (.280)           --     (.24)    (.21)    (.20)     (.18)
 Distributions from Realized Capital Gains             --          (.405)           --    (1.37)    (.46)      --      (.14)
----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                (.145)         (.685)           --    (1.61)    (.67)    (.20)     (.32)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.41         $ 9.67        $12.37   $10.98   $16.96   $15.58    $12.96
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        9.35%        -17.25%        12.66%  -28.15%   13.62%   21.97%    -8.74%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $243           $210          $258     $234     $365     $272      $217
 Ratio of Total Expenses to Average Net Assets     0.47%+          0.53%        0.43%+    0.43%    0.38%    0.46%     0.48%
 Ratio of Net Investment Income to Average
   Net Assets                                      2.94%+          1.45%        0.12%+    1.42%    1.48%    1.51%     1.48%
 Portfolio Turnover Rate                             73%+            37%           11%      50%      41%      39%       38%
----------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The  Portfolio's  fiscal year-end  changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

REIT INDEX PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR ENDED
                                    SIX MONTHS ENDED       YEAR ENDED       OCT. 1 TO         SEPTEMBER 30,          FEB. 8+ TO
                                            JUNE 30,         DEC. 31,        DEC. 31,   ---------------------------    SEP. 30,
                                               2003*             2002          2001**          2001         2000           1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $12.84           $13.03          $12.44        $11.61        $9.85         $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .320              .38             .14           .45          .43            .28
 Net Realized and Unrealized Gain (Loss)
   on Investments                              1.305              .10             .45           .79         1.57           (.43)
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations            1.625              .48             .59          1.24         2.00           (.15)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.560)            (.50)             --          (.37)        (.23)            --
 Distributions from Realized Capital Gains     (.435)            (.17)             --          (.04)        (.01)            --
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                         (.995)            (.67)             --          (.41)        (.24)            --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $13.47           $12.84          $13.03        $12.44       $11.61         $ 9.85
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  13.42%            3.53%           4.74%        11.02%       20.79%         -1.50%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)           $217             $180             $96           $84          $47            $21
 Ratio of Total Expenses to Average
   Net Assets                                0.39%++            0.39%         0.39%++         0.39%        0.47%        0.27%++
 Ratio of Net Investment Income to
   Average Net Assets                        5.30%++            4.93%         6.27%++         5.81%        6.30%        6.26%++
 Portfolio Turnover Rate                       19%++              20%              3%           10%           6%             4%
--------------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The  Portfolio's  fiscal year-end  changed from September 30 to December 31, effective December 31, 2001.
 +Initial   share  purchase  date.  All  assets  were  held  in  money  market instruments until February 9, 1999, when performance measurement began. ++Annualized.




The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. S&P 500(R) and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolios. The portfolio or securities referred to herein that are offered by the Vanguard Group and track an MSCI Index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such portfolio or securities. For such portfolio or securities the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Vanguard Group. All other marks are the exclusive property of their respective owners.

GENERAL INFORMATION

Each Portfolio of the Fund offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of a Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Fund may reject such a purchase request.
     If you wish to redeem money from a Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
     A Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of a Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
     For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.

53

GLOSSARY OF INVESTMENT TERMS

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered investment-grade; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks of companies whose prices typically are below-average in comparison with such measures as earnings and book value, These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Variable Insurance Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962


(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

                                                    [THE VANGUARD GROUP(R) LOGO]

                                                      PEOPLES BENEFIT LIFE
                                                       INSURANCE COMPANY



                                                    P064 102003

                                                    [THE VANGUARD GROUP(R) LOGO]

                                                    TRANSAMERICA FINANCIAL LIFE
                                                        INSURANCE COMPANY



                                                    P064NY 102003

                                     PART B

                      VANGUARD(R) VARIABLE INSURANCE FUNDS
                                  (THE TRUST)

                      STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 13, 2003

This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus (dated October 13, 2003). To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Trust's financial statements as hereby incorporated by reference, please write to the Trust or contact the insurance company sponsoring the accompanying variable life insurance or variable annuity contract.

                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-25
SHARE PRICE...........................................................B-26
PURCHASE OF SHARES....................................................B-27
REDEMPTION OF SHARES..................................................B-27
MANAGEMENT OF THE FUND................................................B-27
INVESTMENT ADVISORY SERVICES..........................................B-35
PROXY VOTING GUIDELINES...............................................B-57
PORTFOLIO TRANSACTIONS................................................B-61
CALCULATION OF YIELD (MONEY MARKET PORTFOLIO).........................B-62
YIELD AND TOTAL RETURNS...............................................B-63
FINANCIAL STATEMENTS..................................................B-65
COMPARATIVE INDEXES...................................................B-65
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS.....................B-72

                          DESCRIPTION OF THE TRUST

ORGANIZATION

Vanguard Variable Insurance Funds (the Fund) was organized as a Maryland corporation in 1989 before becoming a Pennsylvania business trust later in 1989, and was reorganized as a Delaware statutory trust on June 30, 1998. Prior to its reorganization as a Delaware statutory trust, the Fund was known by the same name as is currently used. The Fund is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. It currently offers the following portfolios (all Investor Share class):

     Balanced Portfolio               International Portfolio
     Capital Growth Portfolio         Mid-Cap Index Portfolio
     Diversified Value Portfolio      Money Market Portfolio
     Equity Income  Portfolio         REIT Index Portfolio
     Equity Index Portfolio           Short-Term Corporate Portfolio
     Growth Portfolio                 Small Company Growth Portfolio
     High Yield Bond Portfolio        Total Bond Market Index Portfolio*
                       Total Stock Market Index Portfolio
            (individually, a Portfolio; collectively, the Portfolios)

 * Prior to May 1, 2002, the Portfolio was known as High-Grade Bond Portfolio.

     The Fund has the ability to offer additional portfolios or classes of shares. There is no limit on the number of full and fractional shares that the Fund may issue for a single portfolio or class of shares.

     Each Portfolio of the Fund offers its shares to insurance companies that sponsor both annuity and life insurance contracts. An insurance company might offer some, but not necessarily all, of the Portfolios.

SERVICE PROVIDERS

     CUSTODIANS. The Bank of New York, One Wall Street, New York, NY 10286 (for the Capital Growth, Growth, Money Market, and Short-Term Corporate Portfolios), Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the International Portfolio), Citibank, N.A., 111 Wall Street, New York, NY 10005 (for the Equity Income, and Total Stock Market Index Portfolios), and Wachovia Bank, N.A., 123 S. Broad Street, PA4942, Philadelphia, PA 19109 (for the Balanced, Diversified Value, Equity Index, High Yield Bond, Mid-Cap Index, REIT Index, Small Company Growth, and Total Bond Market Index Portfolios), serve as the Portfolios' custodians. The custodians are responsible for maintaining the Portfolios' assets, keeping all necessary accounts and records of Portfolio assets, and appointing any foreign sub-custodians or foreign securities depositories.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Fund's independent accountants. The accountants audit the Fund's annual financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Fund's  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUND'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund or any of its Portfolios. The Fund or any of its Portfolios may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of any of its Portfolios. Unless terminated by reorganization or liquidation, the Fund and its Portfolios will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Portfolio will not be personally liable for payment of the Portfolio's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Portfolio obligation only if the Portfolio itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Portfolio are entitled to receive any dividends or other distributions declared by the Portfolio. No shares have priority or preference over any other shares of the Portfolio with respect to distributions. Distributions will be made from the assets of the Portfolio, and will be paid ratably to all shareholders of the Portfolio (or class) according to the number of shares of the Portfolio (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Portfolio based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Portfolio or class; or
(iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund. Unless otherwise required by applicable law, shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Portfolio or class affected by a particular matter are entitled to vote on that matter. Voting rights are noncumulative and cannot be modified without a majority vote.

     LIQUIDATION   RIGHTS.   In  the  event  that  a  Portfolio  is  liquidated,
shareholders will be entitled to receive a pro rata share of the Portfolio's net assets. Shareholders may receive cash, securities, or a combination of the two.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund's shares.

     CONVERSION RIGHTS. There are no conversion rights associated with the Fund's shares.

     REDEMPTION PROVISIONS. The Fund's redemption provisions are described in the current Plan prospectus and elsewhere in this Statement of Additional Information.

     SINKING FUNDS PROVISION. The Fund has no sinking fund provisions.

     CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUND

Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that the Portfolios will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Portfolio of the Fund must comply with certain requirements. If a Portfolio fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES

Some of the investment policies described below and in the Fund's Prospectus set forth percentage limitations on the Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The following policies and explanations supplement the Fund's investment objective and policies set forth in the Prospectus.

     80% POLICY. Under normal circumstances, the Equity Income, High Yield Bond, Short-Term Corporate, and Total Bond Market Index Portfolios will invest at least 80% of their assets in particular types of investments. In applying these 80% policies, each Portfolio's assets will include its net assets and any borrowings for investment purposes. These 80% policies may only be changed upon 60 days' notice to shareholders.

     ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

     Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset- backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

     Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

     BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, as amended, and by applicable exemptive orders, no-action letters, interpretations, and other pronouncements by the Securities and Exchange Commission and its staff (SEC), and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) "covers" the borrowing transaction by maintaining an offsetting financial position or (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction. A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.

     COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

     CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

     The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

     While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

     DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

     DEBT   SECURITIES  --   INFLATION-INDEXED   SECURITIES.   Inflation-indexed
securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

     The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the CPI, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

     Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).

     DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by an nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

     Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

     Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

     The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

     The secondary market on which high-yield securities are traded may be less liquid than the market for investment- grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high- yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interest of shareholders.

     DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

     DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

     U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The United States Government, however, does not guarantee the market price of any U.S. Government Securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. Government agencies that issue or guarantee securities include GNMA, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks and the Federal National Mortgage Association.

     DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

     DEBT SECURITIES -- ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year.

     DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. In other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other Depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

     Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

     For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

     DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below) and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the derivative contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     EXCHANGE-TRADED  FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

     Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

     FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in U.S. companies or governments.

     Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

     The value of the foreign securities held by a fund that are not U.S. dollar- denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

     FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism) more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     FOREIGN SECURITIES --FOREIGN CURRENCY TRANSACTIONS. For foreign securities that are not U.S. dollar-denominated, the value of a fund's foreign securities as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss because of a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.

     A fund may conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

     A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

     A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

     The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

     FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above) A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." Because the exchange of initial and variation margin payments prior to the settlement date will not represent payment in full for a futures contract, a fund's futures transactions can be considered borrowing transactions. A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     An option on a futures contract (or "futures option") conveys the right, but not the obligation, to purchase (in the case of a "call" option) or sell (in the case of a "put" option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. Because the exchange of initial and variation margin payments prior to the expiration date of the option will not represent payment in full for a futures option, a fund's put and call option transactions can be considered borrowing transactions. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     A fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund avoids being deemed a "commodity pool" or a "commodity pool operator" by limiting its use of futures contracts and futures options to "bona fide hedging" transactions (as defined by the CFTC) and by limiting the maximum amount or value of those futures and options transactions that do not constitute bona fide hedging transactions. A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

     A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

     A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

     A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

     INTERFUND BORROWING AND LENDING. The SEC has issued an exemptive order permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

     LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

     A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities which are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.

     Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. (See "Debt Securities -- U.S. Government Securities" above.)

     Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations, and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States, and are issued by companies such as FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

     Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. Factors affecting mortgage prepayments include, but are not limited to, the level of interest rates, general economic, social and demographic conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at a comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

     MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

     MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

     In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

     The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

     SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

     Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code (the Code), certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility.

     Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

     Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

     Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

     MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment grade, non-investment grade, and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner.

     Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

     Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds.

     Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

     OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

     PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

     REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased for purposes of the 1940 Act. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the board of trustees will monitor a fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment advisor of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

     RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts, and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's decisions. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

     SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

     The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities loaned, (2) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees, and a fund may pay such fees. In addition, voting rights pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

     SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

     An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly  in the  securities  and  other  traditional  investments  that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund's limitation on investments in illiquid securities.

     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

     Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indices or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

     TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

     TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

     WARRANTS. Warrants are instruments which give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

     WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

Each Portfolio of the Fund is subject to the following fundamental* investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Portfolios' shares. For these purposes, a "majority" of shares means the lesser of: (1) shares representing 67% or more of the Portfolio's net assets voted, so long as shares representing more than 50% of the Portfolio's net assets are present or represented by proxy; or (2) shares representing more than 50% of the Portfolio's net assets.

     BORROWING. Each Portfolio (except for the Balanced, High-Yield Bond, Short-Term Corporate, and Total Bond Market Index Portfolios) may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Portfolio's net assets. Each Portfolio may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Portfolio may not make any additional investments whenever its outstanding borrowings exceed 5% of total assets. For the Balanced, High-Yield Bond, Short-Term Corporate, and Total Bond Market Index Portfolios, each Portfolio may not borrow money in excess of 15% of its net assets, and any borrowings by a Portfolio must comply with all applicable regulatory requirements.

     COMMODITIES, FUTURES, AND OPTIONS THEREON. Each Portfolio may not invest in commodities, except that the Portfolios (except for the Money Market Portfolio) may invest in futures contracts and options transactions. No more than 5% of a Portfolio's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Portfolio's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, each Portfolio (except for the Equity Index, Mid-Cap Index, REIT Index, and Total Stock Market Index Portfolios) may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities. For the Equity Index, Mid-Cap Index, and REIT Index Portfolios, each Portfolio will limit the aggregate value of all holdings (except U.S. Government and cash items, as defined under subchapter M of the Internal Revenue Code (the Code)), each of which exceeds 5% of the Portfolio's total assets, to an aggregate of 50% of such assets. Additionally, each Portfolio will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Portfolio's total assets.

     ILLIQUID SECURITIES.* Each Portfolio may not acquire any security if, as a result, more than 15% (10% with respect to the Money Market Portfolio) of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. Each Portfolio (except for the Money Market Portfolio) may not invest more than 25% of its total assets in any one industry. This limitation does not apply to obligations of the U.S. Government, its agencies and instrumentalities. The Money Market Portfolio may not purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that: (1) the Portfolio will invest more than 25% of its total assets in the financial services industry; and (2) the Portfolio may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in certificates of deposit or banker's acceptances of domestic institutions.

     INVESTING FOR CONTROL.* Each Portfolio may not invest in a company for the purpose of controlling its management.

     LOANS. Each Portfolio may not lend money to any person except by purchasing fixed income securities, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN.* Each Portfolio may not purchase securities on margin or sell securities short, except as permitted by the Portfolio's investment policies relating to commodities.

     OIL, GAS, MINERALS.* Each Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs.

     PLEDGING ASSETS. * Each Portfolio may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUT OPTIONS, CALL OPTIONS, STRADDLES, AND SPREADS.* Each Portfolio may not invest in put or call options or employ straddles or spreads, except as permitted by the Portfolio's fundamental investment limitations relating to commodities, futures, and options thereon.

     REAL ESTATE. Each Portfolio may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

     SENIOR SECURITIES. Each Portfolio may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Portfolio may not engage in the business of underwriting securities issued by other persons. The Portfolio will not be considered an underwriter when disposing of its investment securities.

     *The above asterisked items are operational, rather than fundamental, policies for the Capital Growth, Diversified Value, Mid-Cap Index, REIT Index, Short-Term Corporate, and Total Stock Market Index Portfolios. Accordingly, shareholder approval is not required in order to change these stated policies for the Capital Growth, Diversified Value, Mid-Cap Index, REIT Index, Short-Term Corporate, and Total Stock Market Index Portfolios.

     Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. The investment limitations set forth above relate only to the Portfolios and may not necessarily apply to the underlying funds in which the Total Stock Market Index Portfolio invests.

     As a non-fundamental limitation, the extent to which each Portfolio may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in the fundamental Diversification limitation.

     None of these limitations prevents the Fund from participating in The Vanguard Group (Vanguard). As a member of the Vanguard Group, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Fund" for more information.

                                  SHARE PRICE

Each Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of a Portfolio by the number of Portfolio shares outstanding.

     The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

     It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Portfolio are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Portfolio would receive if it sold the instrument. Each Portfolio's holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

     The use of amortized cost and the maintenance of the Money Market Portfolio's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.

     Each Portfolio's NAV is used to determine the unit value for the separate account that invests in that Portfolio. For more information on unit values, please refer to the prospectus of the insurance company separate account that offers your annuity or life insurance contract.

                               PURCHASE OF SHARES

Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders if management determines such rejection is in the best interest of the Portfolio, (3) to increase or decrease the minimum amount required to open and maintain an account, without prior notice, (4) to impose a transaction fee on a purchase of the Portfolio's shares if the purchase, in the opinion of the advisor, would disrupt the efficient management of the Portfolio, and (5) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain categories of investors or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                              REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists, as defined by the Commission, as a result of which it is not reasonably practicable for the Portfolio to dispose of securities it owns or to fairly determine the value of its assets, or (3) for such other periods as the Commission may permit.

     Each Portfolio has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period.

                             MANAGEMENT OF THE FUND

THE VANGUARD GROUP

The Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc., the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing, and custodian fees.

     The funds' officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external advisor for the funds.

     CODES OF ETHICS. Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

     SERVICE AGREEMENT. Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of June 30, 2003, the Fund had contributed capital of $1,086,000 to Vanguard, representing 0.02% (0.01% for the Capital Growth Portfolio) of each Portfolio's net assets and 1.08% of Vanguard's capitalization.

     Except for nine "funds of funds" (including the Total Stock Market Index Portfolio) and three other investment companies, Vanguard is jointly owned by all of the Vanguard funds (the Member funds). Each of the Member funds contributes to Vanguard's capitalization, and pays its share of Vanguard's expenses, pursuant to formulas determined by the Member funds' boards of trustees. The nine "funds of funds" are not Member funds because they contribute to Vanguard's capitalization and expenses indirectly through ownership of certain Vanguard funds. It is possible that, in the future, the "funds of funds" may become Member funds, but this will only happen on terms that assure that the "funds of funds" will not bear any duplicative capital contribution or expense allocation costs.

     SPECIAL SERVICING AGREEMENT (FOR "FUNDS OF FUNDS"). The Fund and Vanguard have entered into a Special Servicing Agreement under which Vanguard provides the Total Stock Market Index Portfolio with administrative and distribution services, including dividend disbursing, shareholder servicing, and transfer agency services. The Agreement provides that the Portfolio pay Vanguard for the cost of providing these services, and bear the cost of services provided by outside parties, such as auditors, custodians, and outside legal counsel, as well as taxes and other direct expenses of the Portfolio. The Agreement further provides that the Portfolio's expenses will be offset, in whole or in part, by reimbursement from Vanguard for (a) contributions made by the Portfolio to the cost of operating the Vanguard funds in which the Portfolio invests, and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Portfolio. The Fund's board of trustees believe that the reimbursements to be made by Vanguard to the Total Stock Market Index Portfolio should be sufficient to offset most or all of the expenses incurred by the Portfolio. Therefore, the Portfolio is expected to operate at a very low--or zero--expense ratio. Of course, there is no guarantee that this will always be the case.

     Although the Portfolio is expected to operate at a zero expense ratio after reimbursement, it will bear indirectly, as a shareholder of the underlying Vanguard funds, the costs associated with operating those funds. As of June 30, 2003, it is estimated that the indirect expense ratio of the Total Stock Market Index Portfolio will be 0.20%

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies that will become members of Vanguard. The trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

     During the fiscal year ended September 30, 2001, the fiscal period ended December 31, 2001, and the fiscal year ended December 31, 2002, the Portfolios paid the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses:

                        FISCAL YEAR ENDED         OCT. 1 TO   FISCAL YEAR ENDED
PORTFOLIO                  SEPT. 30, 2001    DEC. 31, 2001*       DEC. 31, 2002
---------                  --------------    --------------       -------------
Balanced                       $1,072,000          $305,000          $1,562,000
Capital Growth                        N/A               N/A               1,000
Diversified Value                 343,000           133,000             559,000
Equity Income                     722,000           172,000             835,000
Equity Index                    2,175,000           483,000           1,804,000
Growth                          1,539,000           360,000           1,153,000
High Yield Bond                   308,000            79,000             474,000
International                     666,000           120,000             589,000
Mid-Cap Index                     525,000           142,000             676,000
Money Market                    1,543,000           420,000           1,872,000
REIT Index                        203,000            62,000             528,000
Short-Term Corporate              154,000            55,000             446,000
Small Company Growth            1,322,000           302,000           1,449,000
Total Bond Market Index**         765,000           254,000           1,288,000

 *The Fund's fiscal year-end changed from September 30 to December 31, effective
  December 31, 2001.
**Prior to May 1, 2002, Total Bond Market Index Portfolio was known as High-
  Grade Bond Portfolio.

     The Total Stock Market Index Portfolio had not commenced operations as of December 31, 2002.

     Each Portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Portfolio part of the commissions generated. Such rebates are used solely to reduce the Portfolio's management and administrative expenses and are not reflected in these totals.

     INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to several Vanguard funds. These services are provided on an at-cost basis from an experienced investment management staff employed directly by Vanguard.

OFFICERS AND TRUSTEES

The officers of the Fund manage the day-to-day operations of the Fund under the direction of the Fund's board of trustees. The trustees set broad policies for the Fund and choose the Fund's officers. Each trustee serves the Fund until its termination; until the trustee's retirement, resignation, death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Fund. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                  NUMBER OF VANGUARD
                         POSITION(S)        TRUSTEE/        PRINCIPAL OCCUPATION(S)                                FUNDS OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUND     OFFICER SINCE   DURING THE PAST FIVE YEARS                               TRUSTEE/OFFICER
-------------------      --------------     -------------   --------------------------                               ---------------
INTERESTED TRUSTEE
John J. Brennan*         Chairman of the    May 1987        Chairman of the Board, Chief Executive Officer, and                  112
(1954)                   Board, Chief                       Director (Trustee) of The Vanguard Group, Inc. and
                         Executive Officer                  each of the investment companies served by The
                         and Trustee                        Vanguard Group, Inc.

* Officers of the Fund are "Interested persons" as defined in the 1940 Act.

                                                                                                                  NUMBER OF VANGUARD
                         POSITION(S)        TRUSTEE/        PRINCIPAL OCCUPATION(S)                                FUNDS OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUND     OFFICER SINCE   DURING THE PAST FIVE YEARS                               TRUSTEE/OFFICER
-------------------      --------------     -------------   --------------------------                               ---------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee            January 2001    The Partners of '63 (pro bono ventures in                            112
(1937)                                                      education); Senior Advisor to Greenwich
                                                            Associates (international business strategy
                                                            consulting); Successor Trustee of Yale University;
                                                            Overseer of the Stern School of Business at New
                                                            York University; Trustee of the Whitehead Institute
                                                            for Biomedical Research.

Rajiv L. Gupta           Trustee            December 2001   Chairman and Chief Executive Officer (since                          112
(1945)                                                      October 1999), Vice Chairman (January-September
                                                            1999), and Vice President (prior to September 1999)
                                                            of Rohm and Haas Co. (chemicals); Director of
                                                            Technitrol, Inc. (electronic components) and Agere
                                                            Systems (communication components); Board
                                                            Member of American Chemistry Council; Trustee of
                                                            Drexel University.

JoAnn Heffernan Heisen   Trustee            July 1998       Vice President, Chief Information Officer, and                       112
(1950)                                                      Member of the Executive Committee of Johnson &
                                                            Johnson (pharmaceuticals/consumer products);
                                                            Director of the Medical Center at Princeton and
                                                            Women's Research and Education Institute.

Burton G. Malkiel        Trustee            May 1977        Chemical Bank Chairman's Professor of Economics,                     110
(1932)                                                      Princeton University; Director of Vanguard
                                                            Investment Series plc (Irish investment fund) since
                                                            November 2001, Vanguard Group (Ireland) Limited
                                                            (investment management) since November 2001,
                                                            Prudential Insurance Co. of America, BKF Capital
                                                            (investment management), The Jeffrey Co.
                                                            (holding company), and NeuVis, Inc. (software
                                                            company).

Alfred M. Rankin, Jr.    Trustee            January 1993    Chairman, President, Chief Executive Officer, and                    112
(1941)                                                      Director of NACCO Industries, Inc. (forklift trucks/
                                                            housewares/lignite); Director of Goodrich
                                                            Corporation (industrial products/aircraft systems
                                                            and services). Director of the Standard Products
                                                            Company (supplier for automotive industry)
                                                            until 1998.

J. Lawrence Wilson       Trustee            April 1985      Retired Chairman and Chief Executive Officer of                      112
(1936)                                                      Rohm and Haas Co. (chemicals); Director of
                                                            Cummins Inc. (diesel engines), MeadWestvaco Corp.
                                                            (paper products), and AmerisourceBergen Corp.
                                                            (pharmaceutical distribution); Trustee of Vanderbilt
                                                            University.

                                                                                                                  NUMBER OF VANGUARD
                         POSITION(S)        TRUSTEE/        PRINCIPAL OCCUPATION(S)                                FUNDS OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUND     OFFICER SINCE   DURING THE PAST FIVE YEARS                               TRUSTEE/OFFICER
-------------------      --------------     -------------   --------------------------                               ---------------
EXECUTIVE OFFICERS
R. Gregory Barton*       Secretary          June 2001       Managing Director and General Counsel of The                         112
(1951)                                                      Vanguard Group, Inc. (since September 1997);
                                                            Secretary of The Vanguard Group, Inc. and of each
                                                            of the investment companies served by The
                                                            Vanguard Group, Inc. (since June 2001); Principal
                                                            of The Vanguard Group, Inc. (prior to September
                                                            1997).

Thomas J. Higgins*       Treasurer          July 1998       Principal of The Vanguard Group, Inc.; Treasurer of                  112
(1957)                                                      each of the investment companies served by The
                                                            Vanguard Group, Inc. (since July 1998).

* Officers of the Fund are "Interested persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2001 and 2002, Vanguard paid Greenwich subscription fees amounting to less than $275,000. Vanguard's subscription rates are similar to those of other subscribers.

     Board Committees: The Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Fund and Vanguard. All independent trustees serve as members of the committee. The committee held six meetings during the Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by the Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during the Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of the Fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during the Fund's last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Fund and of all Vanguard funds served by the trustee as of December 31, 2002. As a group, the Fund's trustees and officers own less than 1% of the outstanding shares of the Fund.

                                                   DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE
                                                       FUND SHARES   OF VANGUARD FUND SHARES
PORTFOLIO                      NAME OF TRUSTEE    OWNED BY TRUSTEE          OWNED BY TRUSTEE
---------                      ---------------    ----------------          ----------------
BALANCED                       John J. Brennan     $10,001-$50,000             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

CAPITAL GROWTH                 John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

DIVERSIFIED VALUE              John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

EQUITY INCOME                  John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

EQUITY INDEX                   John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

GROWTH                         John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

                                                   DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE
                                                       FUND SHARES   OF VANGUARD FUND SHARES
PORTFOLIO                      NAME OF TRUSTEE    OWNED BY TRUSTEE          OWNED BY TRUSTEE
---------                      ---------------    ----------------          ----------------
HIGH YIELD BOND                John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

INTERNATIONAL                  John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

MID-CAP INDEX                  John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

MONEY MARKET                   John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

REIT INDEX                     John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

SHORT-TERM CORPORATE           John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

                                                   DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE
                                                       FUND SHARES   OF VANGUARD FUND SHARES
PORTFOLIO                      NAME OF TRUSTEE    OWNED BY TRUSTEE          OWNED BY TRUSTEE
---------                      ---------------    ----------------          ----------------
SMALL COMPANY GROWTH           John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

TOTAL BOND MARKET
 INDEX                         John J. Brennan                None             Over $100,000
                              Charles D. Ellis                None             Over $100,000
                                Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen                None             Over $100,000
                             Burton G. Malkiel                None             Over $100,000
                         Alfred M. Rankin, Jr.                None             Over $100,000
                            J. Lawrence Wilson                None             Over $100,000

     The Total Stock Market Index Portfolio had not commenced operations as of December 31, 2002.

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-30), and each fund (except the Total Stock Market Index Portfolio) pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds. The trustees and officers of the Total Stock Market Index Portfolio will receive no remuneration directly from the Portfolio. However, the Portfolio's underlying investment companies pay their proportionate share of the trustees' compensation and the officers' salaries and benefits.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                        VANGUARD VARIABLE INSURANCE FUND
                               COMPENSATION TABLE

                                                            PENSION OR
                                                            RETIREMENT        ACCRUED ANNUAL   TOTAL COMPENSATION
                                       AGGREGATE      BENEFITS ACCRUED            RETIREMENT    FROM ALL VANGUARD
                                    COMPENSATION       AS PART OF THIS            BENEFIT AT           FUNDS PAID
NAME OF TRUSTEE                FROM THIS FUND(1)    FUND'S EXPENSES(1)    JANUARY 1, 2002(2)       TO TRUSTEES(3)
---------------                -----------------    ------------------    ------------------       --------------
John J. Brennan                             None                  None                  None                 None
Charles D. Ellis                          $1,117                   N/A                   N/A             $108,000
Rajiv L. Gupta                             1,117                   N/A                   N/A              108,000
JoAnn Heffernan Heisen                     1,117                   $22                $2,992              108,000
Burton G. Malkiel                          1,122                    84                 9,799              108,000
Alfred M. Rankin, Jr.                      1,117                    43                 5,000              108,000
J. Lawrence Wilson                         1,273                    63                 7,266              123,000

-------------
(1) The amounts shown in this column are based on the Fund's fiscal year ended December 31, 2002.
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with he month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 112 Vanguard funds (110 in the case of Mr. Malkiel) for the 2002 calendar year.

                          INVESTMENT ADVISORY SERVICES

The investment policies of each of the Portfolios may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Portfolio is known as "portfolio turnover" and may involve the payment by the Portfolio of dealer mark-ups, underwriting commissions, and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual portfolio turnover rate for the Portfolios is set forth under the heading "Financial Highlights" in the Vanguard Variable Insurance Fund Prospectus. The portfolio turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the portfolio turnover rates in future years will vary significantly from the rates in recent years.

THE BALANCED AND HIGH YIELD BOND PORTFOLIOS' INVESTMENT ADVISORY AGREEMENTS

BALANCED PORTFOLIO

The Fund employs Wellington Management Company, LLP (Wellington Management) to manage the investment and reinvestment of the assets included in the Fund's BALANCED PORTFOLIO and to continuously review, supervise, and administer the Balanced Portfolio's investment program. Wellington Management discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     The Fund pays Wellington Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Balanced Portfolio's average month-end net assets for the quarter:

                        NET ASSETS                       RATE
                        ----------                       ----
                        First $500 million              .100%
                        Next $500 million               .050%
                        Over $1 billion                 .040%

     The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Balanced Portfolio relative to the investment performance of the composite benchmark (the Benchmark), of which 65% will be comprised of the Standard and Poor's 500 Index (the Stock Index) and 35% of which will be comprised of the Lehman Brothers Credit A or Better Bond Index (the Bond Index). The investment performance of the Balanced Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Benchmark for the same time period. The adjustment applies as follows:

      CUMULATIVE 36-MONTH                              PERFORMANCE FEE
      PERFORMANCE VS. THE BENCHMARK                        ADJUSTMENT*
      -----------------------------                        -----------
      Trails by -6% or more                          -0.20 X Basic Fee
      Trails by more than -6% up to -3%              -0.10 X Basic Fee
      Trails/exceeds from -3% through +3%                0 X Basic Fee
      Exceeds by more than +3% but less than +6%     +0.10 X Basic Fee
      Exceeds by +6% or more                         +0.20 X Basic Fee
---------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period which the performance is measured.

     The Benchmark was not fully operable as the sole performance index used to determine the adjustment until the quarter ended March 31, 2003.

     The following special rules also apply to the advisor's compensation:

     1. FUND PERFORMANCE. The investment performance of the Portfolio for the period, expressed as a percentage of the Portfolio's net asset value per share at the beginning of the period shall be the sum of: (1) the change in the Portfolio's net asset value per share during such period; (2) the value of the Portfolio's cash distributions per share having an ex-dividend date occurring within the period; and (3) the per share amount of capital gains taxes paid or accrued during such period by the Portfolio for undistributed realized long-term capital gains.

     2. BENCHMARK PERFORMANCE. Computations of the two components of the Benchmark will be made at the beginning of each quarter, based on the allocation set forth in the agreement.

     3. INDEX PERFORMANCE. The investment record of the Stock Index for the period, expressed as a percentage of the Stock Index level at the beginning of the period, shall be the sum of (1) the change in the level of the Stock Index during the period and (2) the value, computed consistently with the Stock Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Stock Index. The investment record of the Bond Index for the period, expressed as a percentage of the Bond Index level at the beginning of such period shall be the sum of (1) the change in the level of the Bond Index during the period, and (2) the value of the interest accrued or paid on the bonds included in the Bond Index, assuming the reinvestment of such interest on a monthly basis.

     During the fiscal year ended September 30, 2001, the fiscal period December 31, 2001, and the fiscal year ended December 31, 2002, the Fund incurred investment advisory fees with respect to the Balanced Portfolio of approximately $565,000 (before a performance-based increase of $59,000), $147,000 (before a performance-based increase of $27,000), and $607,000 (before a performance-based increase of $112,000), respectively, to Wellington Management.

HIGH YIELD BOND PORTFOLIO

The Fund also employs Wellington Management to manage the investment and reinvestment of the assets of the Fund's HIGH YIELD BOND PORTFOLIO and to continuously review, supervise, and administer the investment program for such Portfolio. Wellington Management discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     The Fund pays Wellington Management a basic advisory fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on an annual percentage rate of 0.06% to the average month-end net assets of the High Yield Bond Portfolio for the quarter.

     During the fiscal year ended September 30, 2001, the fiscal period ended December 31, 2001, and the fiscal year ended December 31, 2002, the Fund incurred investment advisory fees with respect to the High Yield Bond Portfolio of approximately $91,000, $25,000, and $115,000, respectively, to Wellington Management.

Description of Wellington Management
Wellington Management is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan.

THE CAPITAL GROWTH PORTFOLIO'S INVESTMENT ADVISORY AGREEMENT

The Fund employs PRIMECAP Management Company (PRIMECAP) to manage the investment and reinvestment of the assets of the Fund's Capital Growth Portfolio and to continuously review, supervise, and administer the investment program for such Portfolio. PRIMECAP discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     The Fund pays PRIMECAP a basic advisory fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on an annual percentage rate of 0.15% to the average month-end net assets of the Capital Growth Portfolio for the quarter.

     During the fiscal period ended December 31, 2002, the Fund incurred investment advisory fees of approximately $1,000 to PRIMECAP.

Description of PRIMECAP
PRIMECAP is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Howard Bernard Schow, Chairman; Mitchell John Milias, Vice Chairman; and Theo Anastasios Kolokotrones, President.

THE DIVERSIFIED VALUE PORTFOLIO'S INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) to manage the Diversified Value Portfolio. Under this agreement, Barrow, Hanley manages the investment and reinvestment of the Portfolio's assets and continuously reviews, supervises, and administers the investment program of the Portfolio with respect to those assets. Barrow, Hanley discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     The Fund pays Barrow, Hanley an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on an annual percentage rate of 0.125% to the average month-end net assets of the Portfolio for the quarter.

     The basic advisory fee may be increased or decreased by applying a performance adjustment to the basic fee reflecting the investment performance of the Portfolio relative to the investment record of the Standard & Poor's 500/Barra Value Index (the Index) over the same period as follows:

        CUMULATIVE 36-MONTH                             PERFORMANCE FEE
        PERFORMANCE VS. THE INDEX                           ADJUSTMENT*
        -------------------------                           ----------
        Trails by -9% or more                         -0.25 X Basic Fee
        Trails by more than -6% up to -9%             -0.15 X Basic Fee
        Trails/exceeds from -6% through +6%               0 X Basic Fee
        Exceeds by more than +6% but less than +9%    +0.15 X Basic Fee
        Exceeds by +9% or more                        +0.25 X Basic Fee
---------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period for which the performance is measured.

     The performance adjustment for Barrow, Hanley was not fully operable until the quarter ended March 31, 2002.

     During the fiscal year ended September 30, 2001, the fiscal period ended December 31, 2001, and the fiscal year ended December 31, 2002, the Fund incurred investment advisory fees of approximately $147,000 (before a performance-based decrease of $3,000), $52,000 (before a performance-based increase of $5,000), and $216,000 (before a performance-based increase of $34,000), respectively, to Barrow, Hanley.

Description of Barrow, Hanley
Barrow, Hanley, a Nevada Corporation, is an investment management firm founded in 1979 which provides investment advisory services to individuals, employee benefit plans, investment companies, and other institutions. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, based in London, England.

THE EQUITY INCOME PORTFOLIO'S INVESTMENT ADVISORY ARRANGEMENTS

The Portfolio currently has two investment advisors:

- WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management), 75 State Street, Boston, MA 02109, has managed a portion of the Portfolio's assets since July 28, 2003. Wellington Management provides services to institutional clients. The managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel, and John R. Ryan.

- THE VANGUARD GROUP, INC. (Vanguard), through its Quantitative Equity Group, 100 Vanguard Boulevard, Malvern, PA 19355, has managed the cash portion of the Portfolio's assets since July 28, 2003, and has actively managed a portion of the Portfolio's assets as part of its primary investment program since July 28, 2003. Vanguard is jointly and wholly owned by its member funds, a group of 33 investment companies with more than 100 series.

     The Portfolio  previously  employed Newell  Associates:

- Newell Associates managed all of the Portfolio's assets from its inception through July 28, 2003.

     With respect to its assigned portion of the Portfolio, each advisor is responsible for managing the investment and reinvestment of the Portfolio's assets, and for continuously reviewing, supervising, and administering the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Portfolio. Vanguard's Portfolio Review Group is responsible for recommending changes in a Portfolio's advisory arrangements to the Portfolio's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

     As of July 28, 2003, the Portfolio's assets were allocated among the advisors approximately as follows:

- 60% to Wellington Management as part of the Portfolio's primary investment program; and

-    40% to Vanguard as part of the Portfolio's primary investment program.

     The remaining portion of the Portfolio's assets was allocated to Vanguard as part of the Portfolio's cash management program.

     During the fiscal year ended September 30, 2001, the fiscal period ended December 31, 2001, and the fiscal year ended December 31, 2002, the Fund incurred investment advisory fees of approximately $343,000, $86,000, and $326,000, respectively, to Newell Associates (the Portfolio's former investment advisor).

THE GROWTH PORTFOLIO'S INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Alliance Capital Management L.P. (Alliance) under which Alliance manages the investment and reinvestment of the assets included in the Fund's Growth Portfolio and continuously reviews, supervises, and administers the Fund's Growth Portfolio that the board of trustees determines to assign to Alliance (the Alliance Portfolio). Alliance will invest or reinvest such assets predominantly in U.S. securities. Alliance discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     Under this agreement the Fund pays Alliance a basic fee at the end of each quarter, calculated by applying a quarterly rate, based on an annual percentage rate of 0.12% to the Alliance Portfolio's average month-end net assets for the quarter.

     The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Alliance Portfolio relative to the investment performance of the Russell 1000 Growth Index (the Growth Index). The investment performance of the Alliance Portfolio will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Growth Index for the same period.

     The adjustment applies as follows:

CUMULATIVE 36-MONTH
PERFORMANCE VS. THE GROWTH INDEX                     PERFORMANCE FEE ADJUSTMENT*
--------------------------------                     --------------------------
Exceeds by more than +6%                                       +0.25 x Basic Fee
Exceeds by 0% to +6%            Linear increase between 0% and +0.25 x Basic Fee
Trails by 0% to -6%             Linear decrease between 0% and -0.25 x Basic Fee
Trails by more than -6%                                        -0.25 x Basic Fee
---------
* For purposes of applying the adjustment, the basic fee will be calculated based on average month-end net assets over the same time period for which performance is measured. Linear application of the adjustment provides for an infinite number of results within the stated range.

     The adjustment will not be fully operable until the close of the quarter ending September 30, 2004. Until that date, the following transition rules will apply:

     1. JUNE 22, 2001 THROUGH SEPTEMBER 29, 2002. Compensation was the basic fee. No adjustment was applied during this period.

     2. SEPTEMBER 30, 2002 THROUGH SEPTEMBER 30, 2004. Beginning September 30, 2002, the adjustment took effect on a progressive basis with regards to the number of months elapsed between September 30, 2001, and the close of the quarter for which Alliance's fee is being computed. During this period, the adjustment will be calculated using cumulative performance of the Alliance Portfolio and the Growth Index from September 30, 2001, through the end of the applicable quarter.

     3. ON AND AFTER SEPTEMBER 30, 2004. The adjustment will be fully operable at this time.

     The following special rules will also apply to Alliance's compensation:

     1. ALLIANCE PORTFOLIO PERFORMANCE. The investment performance of the Alliance Portfolio for any period, expressed as a percentage of the "Alliance Portfolio unit value" at the beginning of the period, will be the sum of: (i) the change in the Alliance Portfolio unit value during such period; (ii) the unit value of the Portfolio's cash distributions from the Alliance Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (iii) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the investment company at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes.

     2. ALLIANCE PORTFOLIO UNIT VALUE. The Alliance Portfolio unit value will be determined by dividing the total net assets of the Alliance Portfolio by a given number of units. Initially, the number of units in the Alliance Portfolio will equal a normal value as determined by dividing initial assets by a unit value of $100.00 on September 1, 2001. Subsequently, as assets are added to or withdrawn from the Alliance Portfolio, the number of units of the Alliance Portfolio will be adjusted based on the unit value of the Alliance Portfolio on the day such changes are executed. Any cash buffer maintained by the Portfolio outside of the Alliance Portfolio shall neither be included in the total net assets of the Alliance Portfolio nor included in the computation of the Alliance Portfolio unit value.

     3. INDEX PERFORMANCE. The investment record of the Growth Index for any period, expressed as a percentage of the Growth Index level at the beginning of such period, will be the sum of (1) the change in the level of the Growth Index during such period, and (2) the value, computed consistently with the Growth Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Growth Index. For this purpose, cash distributions on the securities that make up the Growth Index will be treated as reinvested in the Growth Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.

     4. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Alliance Portfolio and the investment record of the Growth Index shall be in accordance with any then applicable rules of the U.S. Securities and Exchange Commission.

     Please note that Alliance became the Growth Portfolio's investment advisor on June 22, 2001. Prior to June 22, 2001, Lincoln Capital Management Company (Lincoln) served as the Portfolio's advisor. During the fiscal year ended September 30, 2001, the fiscal period ended December 31, 2001, and the fiscal year ended December 31, 2002, the Fund incurred investment advisory fees of approximately $1,130,000, $174,000, and $483,000 (before a performance-based decrease of $57,000), respectively.

Description of Alliance
Alliance Capital, an investment advisor registered under the Investment advisors Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation (ACMC), an indirect wholly owned subsidiary of AXA Financial, Inc. (AXA Financial), is the general partner. As of December 31, 2002, Alliance Capital Management Holding L.P. (Alliance Holding) owned approximately 31% of the outstanding units of limited partnership interest in Alliance (Alliance Units). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. in the form of units (Alliance Holding Units). As of December 31, 2002, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 2% of the outstanding Alliance Holding Units and 55% of the outstanding Alliance Units, representing an approximate 56% economic interest in Alliance. AXA Financial is a wholly-owned subsidiary of AXA, one of the largest and most rapidly expanding financial services organizations.

THE INTERNATIONAL PORTFOLIO'S INVESTMENT ADVISORY AGREEMENTS

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

The Fund has entered into an investment advisory agreement with SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. (Schroder) under which Schroder manages the investment and reinvestment of a portion of the International Portfolio's assets (the Schroder Portfolio) and to continuously review, supervise, and administer the Fund's investment program with respect to these assets. Schroder will invest or reinvest the assets of the Schroder Portfolio only in foreign (non-U.S.) securities. Schroder discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund.

     As compensation for the services rendered by Schroder under the agreement, the Fund pays Schroder at the end of each fiscal quarter, a basic fee calculated by applying an annual percentage rate of 0.125% to the average value of the month-end net assets of the Schroder Portfolio for the quarter, subject to certain transition rules.

     The basic fee, as provided above, shall be increased or decreased by applying an adjustment formula based on the investment performance of the Schroder Portfolio relative to that of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the Index), as it may be reformulated from time to time, as follows, subject to certain transition rules:

          CUMULATIVE 36-MONTH
          PERFORMANCE VS. INDEX                   ANNUAL PERFORMANCE FEE RATE
          ---------------------                   ---------------------------
          +12% or above                +0.050% x Average Month-end Net Assets
          Between +6% and +12%         +0.025% x Average Month-end Net Assets
          Between +6% and -6%                0 x Average Month-end Net Assets
          Between -6% and -12%         -0.025% x Average Month-end Net Assets
          -12% or below                -0.050% x Average Month-end Net Assets

     The following special rules will also apply to Schroder's compensation:

     1. SCHRODER PORTFOLIO UNIT VALUE. The "Schroder Portfolio unit value" shall be determined by dividing the total net assets of the Schroder Portfolio by a given number of units. The number of units in the Schroder Portfolio shall be equal to the total shares outstanding of the International Portfolio on the close of business on January 27, 2003; provided, however, that as assets are added to or withdrawn from the Schroder Portfolio, the number of units of the Schroder Portfolio shall be adjusted based on the unit value of the Schroder Portfolio on the day such changes are executed.

     2. SCHRODER PORTFOLIO PERFORMANCE. The investment performance of the Schroder Portfolio for any period, expressed as a percentage of the Schroder Portfolio unit value at the beginning of the period, will be the sum of: (1) the change in the Schroder Portfolio unit value during such period; (2) the unit value of the Portfolio's cash distributions from the Schroder Portfolio's net investment income and realized net capital gains (whether short- or long- term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the Schroder Portfolio, expressed as a percentage of the Schroder Portfolio unit value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the Schroder Portfolio, of dividends per unit of the Schroder Portfolio paid from investment income, and of capital gains taxes per unit of the Schroder Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the Schroder Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends (which date shall be the relevant ex-dividend date) and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes.

     3. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by Morgan Stanley Capital International Inc.

     4. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Schroder Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the U.S. Securities and Exchange Commission.

     The trustees believe that the Index is an appropriate standard against which the investment performance of the Schroder Portfolio can be measured. The Index is the only index available which covers the major international markets outside North America. The weighting of securities in the Index is based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding, but adjusted to exclude shares that are held by non-portfolio investors and not expected to be traded on stock markets.

     During the fiscal year ended September 30, 2001, the fiscal period ended December 31, 2001, and the fiscal year ended December 31, 2002, the Fund incurred investment advisory fees of approximately $438,000 (including a performance-based increase of $57,000), $99,000 (including a performance-based increase of $19,000), and $292,000 (including a performance-based increase of $115,000), respectively, to Schroder.

Schroder Sub-advisory Agreement
On behalf of the Fund, Schroder has entered into a sub-advisory agreement with Schroder Investment Management North America Limited (Schroder Limited) pursuant to which Schroder Limited has primary responsibility for choosing investments for the International Portfolio. Under the terms of the sub-advisory agreement with the Fund, Schroder pays Schroder Limited fees equal to 25% of the management fee payable to Schroder under its management contract with the Fund. The sub-advisory agreement took effect on or about April 1, 2003.

Description of Schroder
Both Schroder and Schroder Limited are wholly-owned subsidiaries of Schroders Incorporated, 875 3rd Avenue, New York, NY, which in turn is a wholly-owned subsidiary of Schroders PLC. Schroders PLC is the U.K. based holding company parent of a large world-wide group of banks and financial service companies (referred to as "The Schroder Group") with subsidiaries and branch and representative offices located in twenty-six countries. The Schroder Group specializes in providing investment management services.

BAILLIE GIFFORD OVERSEAS LTD

The Fund also entered into an investment advisory agreement with BAILLIE GIFFORD OVERSEAS LTD (Baillie Gifford) under which Baillie Gifford manages the investment and reinvestment of a portion of the International Portfolio's assets (the BG Portfolio) and continuously reviews, supervises, and administers the Fund's investment program with respect to these assets. Baillie Gifford will invest or reinvest the assets of the BG Portfolio only in foreign (non-U.S.) securities. Baillie Gifford discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     For services to be rendered by the advisor as provided in the agreement, the Fund will pay to the advisor an asset-based investment management fee (the base fee) plus a performance-based adjustment to the base fee (the performance adjustment). The base fee plus the performance adjustment (collectively, the adjusted fee) will be paid by the Fund to the advisor on the Fund's quarter ends (March, June, September, and December) in arrears.

     The base fee for each quarter of the Portfolio is calculated by multiplying an annual percentage rate of 0.125% to the average month-end net assets of the BG Portfolio during such quarter, and dividing the result by four.

     The performance adjustment for each quarter of the Portfolio shall be calculated by multiplying the appropriate adjustment percentage (shown below) to the annual percentage rate (0.125%) applied to the average of the month-end net assets of the BP Portfolio over the previous 36 months, and dividing the result by four. The adjustment percentage for each quarter of the Portfolio shall be determined by applying the following performance adjustment schedule to the cumulative performance of the BG Portfolio relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index (the Index) over the rolling 36-month period applicable to such quarter.

CUMULATIVE PERFORMANCE OF BG
PORTFOLIO VS. THE INDEX OVER
APPLICABLE 36-MONTH PERIOD                                 ADJUSTMENT PERCENTAGE
--------------------------                                 ---------------------
Less than -9%                                                               -50%
From -9% up to and including 0%                  Linear decrease from -50% to 0%
Greater than 0% and up to and including +9%      Linear increase from 0% to +50%
More than +9%                                                               +50%

     I. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE.

     Assume the adjusted fee for the quarter ending March 31, 2006, is being calculated, the transition rules (described below) are not in effect, and the month-end net assets of the BG Portfolio over the rolling 36-month period applicable to such quarter are as follows:

                            MONTH-END NET ASSETS OF BG PORTFOLIO ($MILLION)
                            -----------------------------------------------
             JAN.   FEB.   MAR.  APRIL    MAY   JUNE   JULY   AUG.   SEP.   OCT.   NOV.   DEC.
             ----   ----   ----  -----    ---   ----   ----   ----   ----   ----   ----   ----
  2003                           1,001  1,002  1,003  1,004  1,005  1,006  1,007  1,008  1,009
  2004      1,010  1,011  1,012  1,013  1,014  1,015  1,016  1,017  1,018  1,019  1,020  1,021
  2005      1,022  1,023  1,024  1,025  1,026  1,027  1,028  1,029  1,030  1,031  1,032  1,033
  2006      1,034  1,035  1,036

     Also, assume the cumulative performance of the BG Portfolio over the rolling 36-month period applicable to such quarter is +24.5%, and the cumulative performance of the Index over such period is +20.0%. The adjusted fee payable by the Fund to the advisor for the quarter ending March 31, 2006, would be $403,007.81 and is calculated as follows:

     1. A BASE FEE OF $323,437.50, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the BG Portfolio over the quarter ending March 31, 2006 ($1,035,000,000), is multiplied by the annual percentage rate (0.125%), and divided by four, or $323,437.50.

     2. A PERFORMANCE ADJUSTMENT OF +$79,570.31, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the BG Portfolio over the rolling 36-month period applicable to the quarter ending March 31, 2006, is $1,018,500,000. The excess return of the BG Portfolio (+24.5%) over the Index (+20.0%) over such period is +4.5%. An excess return of +4.5%, when applied to the performance adjustment schedule, corresponds to a relative performance of greater than 0% and up to and including +9%, which corresponds to an adjustment percentage of 25%, calculated as follows:

                      ADJUSTMENT PERCENTAGE = [(C/D) X E]

     Where:

          c   =excess return over the performance period, ( = +4.5%)
          d   =maximum excess return for appropriate performance
               range, ( = +9.0%)
          e   =maximum adjustment percentage for appropriate performance range, (= +50%)

               Adjustment Percentage = [(4.5%/9.0%) x 50%] = +25%

           THEREFORE, THE PERFORMANCE ADJUSTMENT = [(F X G) X H] / 4

     Where:

          f   =adjustment percentage, ( = +25%)
          g   =annual percentage rate applied to average month end net
               assets, ( = 0.125%)
          h   =average month-end net assets for the 36-months ended March 31,
               2006, ( = $1,018,500,000)

  Performance Adjustment = [(25% x 0.125%) x $1,018,500,000] / 4 = +$79,570.31

     3. AN ADJUSTED FEE OF $403,007.81, WHICH IS CALCULATED AS FOLLOWS:

                              ADJUSTED FEE = I + J

     Where:

          i   =base fee, ( = $323,437.50)
          j   =performance adjustment, ( = $79,570.31)

             Adjusted Fee = $323,437.50 + $79,570.31 = $403,007.81

     4. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the BG Portfolio and the Index are treated in a symmetric manner, such as in the example.

     II. THE PERFORMANCE ADJUSTMENT WILL NOT BE FULLY INCORPORATED INTO THE DETERMINATION OF THE ADJUSTED FEE UNTIL THE QUARTER ENDED MARCH 31, 2006. Until that date, the following transition rules will apply:

     1. FEBRUARY 6, 2003 THROUGH DECEMBER 31, 2003. The adjusted fee will be deemed to equal the base fee. No performance adjustment will apply to the calculation of the adjusted fee during this period.

     2. JANUARY 1, 2004 THROUGH MARCH 31, 2006. Beginning January 1, 2004, the performance adjustment will take effect on a progressive basis with regard to the number of months elapsed between March 31, 2003, and the end of the quarter for which the adjusted fee is being computed. During this period, the base fee for purposes of calculating the performance adjustment will be computed using the average month-end net assets of the BG Portfolio, as determined for a period commencing March 31, 2003, and ending as of the end of the applicable quarter of the Fund. During this period, the performance adjustment will be calculated using the cumulative performance of the BG Portfolio and the Index for a period commencing April 1, 2003, and ending as of the end of the applicable quarter of the Fund. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since March 31, 2003, divided by 36.

     3. ON AND AFTER MARCH 31, 2006. The adjusted fee will be equal to the base fee plus the performance adjustment.

     III. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE DURING THE TRANSITION PERIOD.

     Assume that the advisor's compensation is being calculated for the fiscal quarter ended September 30, 2004 and the month-end net assets of the BG Portfolio over the 18-month period applicable to such fiscal quarter is as follows:

                            MONTH-END NET ASSETS OF BG PORTFOLIO ($MILLION)
                            -----------------------------------------------
             JAN.   FEB.   MAR.  APRIL    MAY   JUNE   JULY   AUG.   SEP.   OCT.   NOV.   DEC.
             ----   ----   ----  -----    ---   ----   ----   ----   ----   ----   ----   ----
 2003                            1,001  1,002  1,003  1,004  1,005  1,006  1,007  1,008  1,009
 2004       1,010  1,011  1,012  1,013  1,014  1,015  1,016  1,017  1,018

     Also, assume the cumulative performance of the BG Portfolio over the 18-month period applicable to the September 30, 2004 quarter is +11.8%, and the cumulative performance of the Index over such period is +10.0%. Thus, the excess return of the BG Portfolio over the applicable period is +1.80%. The adjusted fee payable by the Fund to the advisor for the quarter ending March 31, 2006, would be $349,359.38 and is calculated as follows:

     1. BASE FEE OF $317,812.50, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the BG Portfolio over the quarter ending September 30, 2004 ($1,017,000,000), is multiplied by the annual percentage rate (0.125%), and divided by four. Therefore, the Base Fee is equal to:

                             BASE FEE = (A X B) / 4

     Where:

          a   =average month-end net assets over the quarter ending September
               30, 2004, calculated as follows: ($1,016,000,000 +
               $1,017,000,000 + $1,018,000,000) / 3 = $1,017,000,000
          b   =annual percentage rate applied to average month end net
               assets, ( = 0.125%)

             Base Fee = ($1,017,000,000 X 0.125%) / 4 = $317,812.50

     2. PERFORMANCE ADJUSTMENT OF +$31,546.88, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the BG portfolio over the performance period (March 31, 2003, to September 30, 2004) are $1,009,500,000). The excess return of the BG portfolio (+11.8%) over the Index (+10.0%) over such period is +1.80%. An excess return of +1.80%, when applied to the performance adjustment schedule, corresponds to a relative performance of greater than 0% and up to and including +9%, which corresponds to an adjustment percentage of +10%, calculated as follows:

                     ADJUSTMENT PERCENTAGE = [(C / D) X I]

     Where:

          c   =percentage amount by which the performance of the Portfolio has exceeded the Index,
               ( = +1.80%)
          d   =size of the adjusted range over which the linear adjustment applies, determined as follows: adjusted range = [(e/f) x g] to [(e/f) x h] = d
              e  =number of months elapsed from March 31, 2003, to
                  September 30, 2004 (= 18)
              f =number of months in full rolling performance period (= 36) g =minimum excess return for appropriate performance range (= 0.0%)
              h  =maximum excess return for appropriate performance range
                  (= +9.0%)
              d  =[(18/36) x 0.0%] to [(18/36) x +9.0%] = (0.0% to +4.5%),


      therefore, the size of adjustment range = (+4.5% - 0.0%) = +4.5% = d

              i  =maximum adjustment percentage for the transition period, which is determined as follows: maximum adjustment percentage = [(e / f) x j] = i
              e  =number of months elapsed from March 31, 2003 to September
                  30, 2004 (= 18)
              f =number of months in full rolling performance period (= 36) j =maximum adjustment percentage for the appropriate performance range (= +50%),

              therefore, the maximum adjustment percentage for transition period = [(18/36) x 50%) = +25% = i

      Adjustment Percentage = [(c / d) x i] = [(1.8%/4.5%) x 25%] = +10.0%

      THEREFORE, THE PERFORMANCE ADJUSTMENT IS EQUAL TO [(K X L) X M] / 4

     Where:

          k   =adjustment percentage, ( = +10%)
          l   =annual percentage rate applied to average month-end net
               assets, ( = 0.125%)
          m   =average month-end net assets for the transition period ended
               September 30, 2004, (= $1,009,500,000)

  Performance Adjustment = [(10% x 0.125%) x $1,009,500,000] / 4 = +$31,546.88

     3. ADJUSTED FEE OF $349,359.38, WHICH IS CALCULATED AS FOLLOWS:

                             ADJUSTED FEE = (N + P)

     Where:

          n   =base fee, ( = $317,812.50)
          p   =performance adjustment, ( = $31,546.88)

              Adjusted Fee = $317,812.50 + $31,546.88 = $349,359.38

     4. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the BG Portfolio and the Index are treated in a symmetric manner, such as in the example.

     IV. THE FOLLOWING  SPECIAL  RULES WILL ALSO APPLY TO THE BAILLIE  GIFFORD'S
COMPENSATION:

     1. BG PORTFOLIO UNIT VALUE. The "BG Portfolio unit value" shall be determined by dividing the total net assets of the BG Portfolio by a given number of units. The number of units in the BG Portfolio shall be equal to the total shares outstanding of the Portfolio on the effective date of the agreement; provided, however, that as assets are added to or withdrawn from the BG Portfolio, the number of units of the BG Portfolio shall be adjusted based on the unit value of the BG Portfolio on the day such changes are executed.

     2. BG PORTFOLIO PERFORMANCE. The investment performance of the BG Portfolio for any period, expressed as a percentage of the BG Portfolio unit value at the beginning of the period, will be the sum of: (1) the change in the BG Portfolio unit value during such period; (2) the unit value of the Portfolio's cash distributions from the BG Portfolio's net investment income and realized net capital gains (whether short- or long-term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the BG Portfolio, expressed as a percentage of the BG Portfolio unit value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the BG Portfolio, of dividends per unit of the BG Portfolio paid from investment income, and of capital gains taxes per unit of the BG Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the BG Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the BG Portfolio unit value will be determined net of all fees and expenses of the Portfolio attributable to the BG Portfolio. Thus, the performance of the BG Portfolio will be net of all fees and expenses of the Portfolio attributable to the BG Portfolio when compared to the Index.

     3. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by Morgan Stanley Capital International Inc.

     4. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the BG Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the U.S. Securities and Exchange Commission.

Description of Baillie Gifford
Baillie Gifford Overseas Ltd, 1 Rutland Court, Edinburgh, EH3 8EY, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.

THE SMALL COMPANY GROWTH PORTFOLIO'S INVESTMENT ADVISORY AGREEMENTS

GRANAHAN INVESTMENT MANAGEMENT, INC.

The Fund entered into an investment advisory agreement with GRANAHAN INVESTMENT MANAGEMENT, INC. (Granahan) under which Granahan manages the investment and reinvestment of a portion of the Small Company Growth Portfolio's assets (the Granahan Portfolio) and continuously reviews, supervises, and administers the Portfolio's investment program with respect to those assets. Granahan discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     The Fund pays Granahan a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on an annual percentage rate of 0.15% to the average month-end net assets of the Granahan Portfolio for the quarter.

     The basic advisory fee may be increased or decreased by applying a performance fee adjustment to the basic fee based on the investment performance of the Granahan Portfolio relative to the investment record of the Russell 2500 Growth Index (the Index). The investment performance of the Granahan Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Index for the same time period as follows:

CUMULATIVE 36-MONTH                               PERFORMANCE FEE
PERFORMANCE VS. THE INDEX                             ADJUSTMENT*
-------------------------                             ----------
Trails by -12% or more                          -0.50 X Basic Fee
Trails by more than -6% but less than -12%      -0.25 X Basic Fee
Trails/exceeds from -6% through +6%                 0 X Basic Fee
Exceeds by more than +6% but less than +12%     +0.25 X Basic Fee
Exceeds by +12% or more                         +0.50 X Basic Fee
---------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period for which the performance is measured.

     The Index will not be fully operable as the sole index used to determine the performance adjustment until the quarter ending June 30, 2006. Until that date, the adjustment will be determined by linking the investment performance of the Russell 2500 Growth Index and that of the Russell 2000 Growth Index as follows.

     1. QUARTER ENDED JUNE 30, 2003. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the eleven quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months ended June 30, 2003.

     2. QUARTER ENDED SEPTEMBER 30, 2003. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the ten quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and one quarter ended September 30, 2003.

     3. QUARTER ENDING DECEMBER 31, 2003. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the nine quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and two quarters ending December 31, 2003.

     4. QUARTER ENDING MARCH 31, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the eight quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and three quarter ending March 31, 2004.

     5. QUARTER ENDING JUNE 30, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the seven quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and four quarters ending June 30, 2004.

     6. QUARTER ENDING SEPTEMBER 30, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the six quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and five quarters ending September 30, 2004.

     7. QUARTER ENDING DECEMBER 31, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the five quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and six quarters ending December 31, 2004.

     8. QUARTER ENDING MARCH 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the four quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and seven quarters ending March 31, 2005.

     9. QUARTER ENDING JUNE 30, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the three quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and eight quarters ending June 30, 2005.

     10. QUARTER ENDING SEPTEMBER 30, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the two quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and nine quarters ending September 30, 2005.

     11. QUARTER ENDING DECEMBER 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the one quarter and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and ten quarters ending December 31, 2005.

     12. QUARTER ENDING MARCH 31, 2006. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months ending March 31, 2006.

     13. QUARTER ENDING JUNE 30, 2006. The benchmark transition is complete.

     During the fiscal year ended September 30, 2001, the fiscal period ended December 31, 2001, and the fiscal year ended December 31, 2002, the Fund incurred investment advisory fees of approximately $836,000 (after a performance-based increase of $224,000), $214,000 (after a performance-based increase of $45,000), and $840,000 (after a performance-based increase of $290,000), respectively, to Granahan.

Description of Granahan
Granahan is a professional investment advisory firm founded in 1985. John J. Granahan is portfolio manager of the Granahan Portfolio of the Small Company Growth Portfolio, and Gary C. Hatton and Jane M. White are assistant portfolio managers.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

The Fund also entered into an investment advisory agreement with GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (GMO) under which GMO manages the investment and reinvestment of a portion of the Small Company Growth Portfolio's assets (the GMO Portfolio) and continuously reviews, supervises, and administers the Portfolio's investment program with respect to those assets. GMO discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     The Fund pays GMO a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on an annual percentage rate of 0.225% to the average month-end net assets of the GMO Portfolio for the quarter.

     Subject to the transition rule described below, the basic fee, as provided above, will be increased or decreased by the amount of a performance fee adjustment. The adjustment will be calculated as a percentage of the average net assets managed by GMO for the 36-month period ending with the then-ended quarter, and the adjustment will change proportionately with the investment performance of the GMO Portfolio relative to the investment performance of the Russell 2500 Growth Index (the Index) for the same period.

     The adjustment is computed as follows:

CUMULATIVE 36-MONTH                         PERFORMANCE FEE ADJUSTMENT AS A
PERFORMANCE VS. THE INDEX               PERCENTAGE OF AVERAGE NET ASSETS(A)
-------------------------               -----------------------------------
Trails Index                                                         -0.15%
Exceeds Index by 0% baseline to 3%        Linear decrease from -0.15% to 0%
Exceeds Index by 3% baseline to 6%        Linear increase from 0% to +0.15%
Exceeds Index by more than 6%                                        +0.15%
---------
(a) For purposes of this calculation, the average net assets will be calculated as average month-end net assets over the same time period for which performance is measured. Linear application of the adjustment provides for an infinite number of results within the stated range. Example: If the cumulative 36-month performance of the GMO Portfolio versus the Index is +3.6%, an adjustment of +0.03%* or [(0.6% divided by 3%)0.15%] would apply. This would be calculated as [(a divided by b)0.15%], where a equals the percentage amount by which the performance of the GMO Portfolio has exceeded the applicable baseline percentage for the linear adjustment, and b equals the size of the range over which the linear adjustment applies.
     * As rounded for purposes of this example. In practice, the calculation will be extended to the eighth decimal point.

     The Index will not be fully operable as the sole index used to determine the performance adjustment until the quarter ending June 30, 2006. Until that date, the adjustment will be determined by linking the investment performance of the Russell 2500 Growth Index and that of the Russell 2000 Growth Index as follows.

     1. QUARTER ENDED JUNE 30, 2003. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the eleven quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months ended June 30, 2003.

     2. QUARTER ENDED SEPTEMBER 30, 2003. The adjustment was determined by linking the investment performance of the Russell 2000 Growth Index for the ten quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and one quarter ended September 30, 2003.

     3. QUARTER ENDING DECEMBER 31, 2003. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the nine quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and two quarters ending December 31, 2003.

     4. QUARTER ENDING MARCH 31, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the eight quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and three quarter ending March 31, 2004.

     5. QUARTER ENDING JUNE 30, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the seven quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and four quarters ending June 30, 2004.

     6. QUARTER ENDING SEPTEMBER 30, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the six quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and five quarters ending September 30, 2004.

     7. QUARTER ENDING DECEMBER 31, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the five quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and six quarters ending December 31, 2004.

     8. QUARTER ENDING MARCH 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the four quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and seven quarters ending March 31, 2005.

     9. QUARTER ENDING JUNE 30, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the three quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and eight quarters ending June 30, 2005.

     10. QUARTER ENDING SEPTEMBER 30, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the two quarters and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and nine quarters ending September 30, 2005.

     11. QUARTER ENDING DECEMBER 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the one quarter and one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months and ten quarters ending December 31, 2005.

     12. QUARTER ENDING MARCH 31, 2006. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the one month ended April 30, 2003, with that of the Russell 2500 Growth Index for the two months ending March 31, 2006.

     13. QUARTER ENDING JUNE 30, 2006. The benchmark transition is complete.

     The following special rules will also apply to GMO's compensation:

     1. GMO PORTFOLIO UNIT VALUE. The "GMO Portfolio unit value" will be determined by dividing the total net assets of the GMO Portfolio by a given number of units. Initially, the number of units in the GMO Portfolio will equal a nominal value as determined by dividing initial assets by a unit value of $22.64 on October 1, 2000. Subsequently, as assets are added to or withdrawn from the GMO Portfolio, the number of units of the GMO Portfolio will be adjusted based on the unit value of the GMO Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the GMO Portfolio will neither be included in the total net assets of the GMO Portfolio nor included in the computation of the GMO Portfolio unit value.

     2. GMO PORTFOLIO PERFORMANCE. The GMO Portfolio's investment performance for any period, expressed as a percentage of the GMO Portfolio unit value at the beginning of such period, shall be the sum of: (1) the change in the GMO Portfolio unit value during such period; (2) the unit value of the Fund's cash distributions from the GMO Portfolio's net investment income and realized net capital gains (whether short- or long-term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of the period by the GMO Portfolio, expressed as a percentage of the GMO Portfolio's unit value at the beginning of the period. For this purpose, the value of distributions of realized capital gains per unit of the GMO Portfolio, of dividends per unit of the GMO Portfolio paid from investment income, and of capital gains taxes per unit of the GMO Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the GMO Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes.

     3. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of: (1) the change in the level of the Index, during such period, and
(2) the value, computed consistently with the Index of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     4. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Fund and the investment record of the Index shall be in accordance with any then applicable rules of the U.S. Securities and Exchange Commission.

     For the fiscal year ended September 30, 2001, the fiscal period ended December 31, 2001, and the fiscal year ended December 31, 2002, the Fund incurred investment advisory fees of approximately $57,000, $17,000, and $161,000 (after a performance-based decrease of $21,000), respectively, to GMO.

Description of GMO
GMO is an investment advisory firm founded in 1977. It provides investment counseling services to employee benefit plans, endowment funds, other institutions, and individuals. Christopher M. Darnell and Robert M. Soucy are portfolio managers of the GMO Portfolio of the Small Company Growth Portfolio.

THE EQUITY  INCOME,  EQUITY INDEX,  MID-CAP  INDEX,  MONEY  MARKET,  REIT INDEX,
SHORT-TERM CORPORATE, AND TOTAL BOND MARKET INDEX PORTFOLIOS' INVESTMENT ADVISORY SERVICES

The Equity Income, Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Corporate, and Total Bond Market Index Portfolios of the Fund receive investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by Vanguard. The investment management staff is supervised by the senior officers of the Fund. Vanguard's Fixed Income Group provides advisory services for the Money Market, Short-Term Corporate, and Total Bond Market Index Portfolios, and Vanguard's Quantitative Equity Group provides advisory services to the Equity Income, Equity Index, Mid-Cap Index, and REIT Index Portfolios.

     Vanguard commenced providing investment advisory services to the Equity Income Portfolio on July 28, 2003.

     Vanguard's investment management staff is also responsible for the allocation of principal business and portfolio brokerage and the negotiation of commissions. For the Money Market Portfolio, the purchase and sale of investment securities will ordinarily be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by the Money Market Portfolio for such purchases. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.

     In placing portfolio transactions, Vanguard's advisory staff uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In selecting broker-dealers to execute securities transactions for the Portfolios, consideration will be given to such factors as: the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution, and operational capabilities of competing broker-dealers; and the brokerage and research services provided to the Fund.

     During the fiscal year ended September 30, 2001, the fiscal period ended December 31, 2001, and the fiscal year ended December 31, 2002, the Portfolios managed by Vanguard incurred expenses for investment advisory services in the following amounts:

                         FISCAL YEAR ENDED         OCT. 1 TO   FISCAL YEAR ENDED
PORTFOLIO                   SEPT. 30, 2001     DEC. 31, 2001       DEC. 31, 2002
---------                   --------------     -------------       -------------
Equity Index                      $ 19,000           $ 4,000            $ 28,000
Mid-Cap Index                       19,000             4,000              28,000
Money Market                       119,000            32,000             130,000
REIT Index                          19,000             4,000              28,000
Short-Term Corporate                11,000             4,000              26,000
Total Bond Market Index             52,000            16,000              78,000

* Prior to May 1, 2002, Total Bond Market Index Portfolio was known as High-Grade Bond Portfolio.

TOTAL STOCK MARKET INDEX PORTFOLIO'S INVESTMENT ADVISORY SERVICES

The Total Stock Market Index Portfolio does not employ an investment advisor. The allocation of the Portfolio's assets among the underlying Vanguard funds is made by officers of the Portfolio pursuant to instructions of the board of trustees and in conformity with the Portfolio's investment objective, strategies, and policies. The Declaration of Trust authorizes the trustees to retain an investment advisor if they determine that such action is in the best interests of the shareholders of the Portfolio. The trustees have no present intention to retain an investment advisor for the Portfolio. The Portfolio benefits from the investment advisory services provided to the underlying
Vanguard funds and, as a shareholder of those funds, indirectly bears a proportionate share of those funds' advisory expenses.

     The underlying funds--Vanguard Total Stock Market Index Fund, Vanguard Variable Insurance Fund-Equity Index Portfolio, and Vanguard Extended Market Index Fund--receive their investment advisory services on an at-cost basis from Vanguard's Quantitative Equity Group. During the 2000, 2001, and 2002 fiscal periods, the underlying funds incurred expenses for investment advisory services in the following amounts:

                         FISCAL YEAR ENDED          OCT. 1 TO  FISCAL YEAR ENDED
UNDERLYING FUND             SEPT. 30, 2001      DEC. 31, 2001      DEC. 31, 2002
---------------             --------------      -------------      -------------
Vanguard Variable
 Insurance Fund-Equity
 Index Portfolio                   $19,000             $4,000            $28,000

                         FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
UNDERLYING FUND              DEC. 31, 2000      DEC. 31, 2001      DEC. 31, 2002
---------------              -------------      -------------      -------------
Vanguard Total Stock
 Market Index Fund                $153,000           $181,000           $144,000
Vanguard Extended
 Market Index Fund                  46,000             54,000            154,000

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

The Fund's current  agreements with  Wellington  Management,  PRIMECAP,  Barrow,
Hanley, Alliance, Schroder, Baillie Gifford, Granahan, GMO, and Vanguard are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Portfolio's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Portfolio's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Portfolio on sixty (60) days' written notice to the advisor (thirty days written notice for PRIMECAP, Alliance, Baillie Gifford, and Wellington Management--in the case of the Equity Income Portfolio), (2) by a vote of a majority of the Portfolio's outstanding voting securities, or (3) by the advisor upon ninety (90) days' written notice to the Portfolio. The Fund's current agreements with Baillie Gifford and Wellington Management (in the case of the Equity Income Portfolio) are binding for a three-year period, at the end of which they, too, will become renewable for successive one-year periods, subject to the above conditions.

     BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS. The Fund's board of trustees oversees the Fund's management and performance on a regular basis. For the Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, and Small Company Growth Portfolios, the board determines annually whether to approve and renew the Fund's investment advisory arrangements. For the Equity Income, Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Corporate, and Total Bond Market Index Portfolios, the board considers annually whether each Portfolio and its shareholders continue to benefit from the internalized management structure whereby the Portfolio receives investment management services at cost from Vanguard's Fixed Income and Quantitative Equity Groups. Vanguard provides the board with monthly, quarterly, and annual analyses of each advisor's performance. In addition, the investment advisors provide the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of the advisors of the Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, and Small Company Growth Portfolios, and the internalized management of the Equity Income, Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Corporate, and Total Bond Market Index Portfolios. The Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund.

     When considering whether to renew an investment advisory contract (in the case of the Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, and Small Company Growth Portfolios), or continue the internalized management structure of the Equity Income, Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Corporate, and Total Bond Market Index Portfolios, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the advisory services provided as well as other material facts, such as the investment performance of the Fund's assets managed by the advisor and the fair market value of the services provided. The board reviews and considers the extent to which the advisor has realized or will realize economies of scale as each Portfolio grows. Additional information is provided to the board detailing other sources of revenue to the advisor or its affiliates from its relationship with the Fund; intangible or "fall-out" benefits that accrue to the advisor and its affiliates, if relevant, and the advisor's control of the investment expenses of each Portfolio, such as transaction costs, including ways in which transactions for each Portfolio are conducted and brokers are selected.

     For the Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, and Small Company Growth Portfolios, the board also takes into account the nature of the fee arrangements, which include breakpoints that will adjust the fee downward as the size of a Portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

     The board also reviews the investment performance of each Portfolio compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds. The following table reflects a sample of the data for periods ended December 31, 2002, for each Portfolio (except for the Capital Growth and Total Stock Market Index Portfolios, which had little or no information available as of December 31, 2002):

                                     AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                     ------------------------------------                                              ADVISORY FEES
                                                                                                                     EXPRESSED AS AN
                                               5 YEARS (OR SINCE     10 YEARS (OR SINCE                             ANNUAL EFFECTIVE
                              1 YEAR ENDED      INCEPTION) ENDED       INCEPTION) ENDED                      RATE OF THE PORTFOLIOS'
                                12/31/2002            12/31/2002             12/31/2002     EXPENSE RATIO         AVERAGE NET ASSETS
                                ----------            ----------             ----------     -------------         ------------------
BALANCED PORTFOLIO                  -6.72%                 4.67%                 10.36%             0.33%                      0.11%
Average Balanced Fund*             -11.71                  1.11                   6.81              1.31                       0.56
S&P 500 Index                      -22.10                 -0.59                   9.34               N/A                        N/A
Composite Stock/Bond Index**       -10.98                  2.52                   9.23               N/A                        N/A

DIVERSIFIED VALUE PORTFOLIO        -14.24%                -1.40%                   N/A              0.50%                      0.15%
(Inception Date: February 8, 1999)
Average Large-Cap Value Fund*      -17.91                 -0.47                    N/A              1.45                       0.60
S&P 500/Barra Value Index          -20.85                 -4.73                    N/A               N/A                        N/A

EQUITY INCOME PORTFOLIO            -13.76%                 1.22%                  9.80%             0.37%                      0.10%
(Inception Date: June 7, 1993)
Average Equity Income Fund*        -16.33                 -0.71                   7.53              1.43                       0.61
Russell 1000 Value Index           -15.52                  1.16                  10.02               N/A                        N/A

EQUITY INDEX PORTFOLIO             -22.11%                -0.58%                  9.25%             0.18%                     0.003%
Average Large-Cap Core Fund*       -23.49                 -1.62                   7.48              1.41                       0.63
S&P 500 Index                      -22.10                 -0.59                   9.33               N/A                        N/A

GROWTH PORTFOLIO                   -35.89%                -9.64%                  4.19%             0.41%                      0.11%
(Inception Date: June 7, 1993)
Average Large-Cap Growth Fund*     -28.63                 -2.57                   7.06              1.57                       0.63
Russell 1000 Growth Index          -27.88                 -3.84                   7.47               N/A                        N/A

HIGH YIELD BOND PORTFOLIO            1.54%                 1.91%                  4.58%             0.33%                      0.06%
(Inception Date: June 3, 1996)
Average High Current Yield Fund*    -1.76                 -0.95                   2.34              1.34                       0.49
Lehman Brothers High Yield Index    -1.41                  0.38                   3.24               N/A                        N/A

INTERNATIONAL PORTFOLIO            -17.25%                -1.31%                  3.15%             0.53%                      0.18%
(Inception Date: June 3, 1994)
Average International Fund*        -16.67                 -3.10                   1.07              1.70                       0.78
MSCI EAFE Index                    -15.94                 -2.89                   0.30               N/A                        N/A

MID-CAP INDEX PORTFOLIO            -14.65%                 5.94%                   N/A              0.30%                      0.01%
(Inception Date: February 9, 1999)
Average Mid-Cap Core Fund*         -18.40                  5.25                    N/A              1.39                       0.54
S&P MidCap 400 Index               -14.51                  5.69                    N/A               N/A                        N/A

 *Derived from data provided by Lipper Inc.
**Made up of unmanaged stock/bond benchmarks. The stock component, which is weighted 65%, is based on the S&P 500 Index. The bond component, which is weighted 35%, was based on the Lehman Brothers Long Credit AA or Better Bond Index through March 31,
  2000, and the Lehman Brothers Credit A or Better Bond Index thereafter.

                                     AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                     ------------------------------------                                              ADVISORY FEES
                                                                                                                     EXPRESSED AS AN
                                               5 YEARS (OR SINCE     10 YEARS (OR SINCE                             ANNUAL EFFECTIVE
                              1 YEAR ENDED      INCEPTION) ENDED       INCEPTION) ENDED                      RATE OF THE PORTFOLIOS'
                                12/31/2002            12/31/2002             12/31/2002     EXPENSE RATIO         AVERAGE NET ASSETS
                                ----------            ----------             ----------     -------------         ------------------
MONEY MARKET PORTFOLIO               1.73%                 4.63%                  4.72%             0.21%                      0.01%
Average Money Market Fund*           1.00                  3.88                   4.07              0.92                       0.30
Citigroup 3-Month Treasury Index**   1.70                  4.30                   4.50               N/A                        N/A

REIT INDEX PORTFOLIO                 3.53%                 9.68%                   N/A              0.39%                      0.02%
(Inception Date: February 9, 1999)
Average Real Estate Fund*            4.07                  9.13                    N/A              1.63                       0.74
Morgan Stanley REIT Index            3.64                  9.96                    N/A               N/A                        N/A

SHORT-TERM CORPORATE PORTFOLIO       6.25%                 6.25%                   N/A              0.23%                      0.01%
(Inception Date: February 8, 1999)
Average 1-5 Year Investment-
 Grade Fund*                         5.55                  5.66                    N/A              0.90                       0.34
Lehman Brothers 1-5 Year
 Credit Index                        8.88                  7.52                    N/A               N/A                        N/A

SMALL COMPANY GROWTH PORTFOLIO     -24.03%                10.10%                  9.23%             0.57%                      0.22%
(Inception Date: June 3, 1996)
Average Small-Cap Growth Fund*     -29.72                  0.16                   1.77              1.74                       0.76
Russell 2500 Growth Index          -30.26                 -6.59                  -4.07               N/A                        N/A

TOTAL BOND MARKET INDEX PORTFOLIO    8.31%                 7.06%                  7.19%             0.24%                      0.01%
Average Intermediate
 Investment-Grade Debt Fund*         8.14                  6.26                   6.13              0.92                       0.36
Lehman Brothers Aggregate
 Bond Index                         10.26                  7.55                   7.51               N/A                        N/A

 *Derived from data provided by Lipper Inc.
**Prior to April 7, 2003, this Index was known as the Salomon Smith Barney
  3-Month U.S. Treasury Bill Index.

     Based upon its most recent evaluation of each Portfolio's investment staff, the portfolio management process, the short- and long-term performance results, the current advisory arrangements for the Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, and Small Company Growth Portfolios, and the at-cost internalized management arrangements for the Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Corporate, and Total Bond Market Index Portfolios, the board determined that it would be in the best interests of each Portfolio's shareholders to renew the investment advisory agreements for the Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, and Small Company Growth Portfolios, to continue the internalized management arrangements for the Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Corporate, and Total Bond Market Index Portfolios, to terminate Newell Associates' investment advisory agreement and adopt a new multimanager structure for the Equity Income Portfolio, to retain Wellington Management as part of the Equity Income Portfolio's multimanager structure to provide active investment management services as part of the Portfolio's primary investment program, to retain Vanguard as part of the Equity Income Portfolio's multimanager structure to provide active investment management services on an internalized management basis as part of the Portfolio's primary investment program, and to retain Vanguard to provide a passive management--or indexing--approach on an internalized management basis as part of the Equity Income Portfolio's cash management program.

     The primary factors underlying the board's determination to approve or renew the Fund's advisory arrangements were as follows:

BALANCED PORTFOLIO (WELLINGTON MANAGEMENT COMPANY, LLP):

- The board determined that the performance results for the Portfolio during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) a composite stock and bond benchmark; (2) the average balanced fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Wellington Management.

CAPITAL GROWTH PORTFOLIO (PRIMECAP MANAGEMENT COMPANY):

- The board reviewed the advisor's short-term and long-term performance for similarly-managed investment mandates.

- The board assessed that the advisory fee to be paid by the Portfolio was reasonable based on the average advisory fee for the Portfolio's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio and its shareholders was to approve the agreement with PRIMECAP.

DIVERSIFIED VALUE PORTFOLIO (BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.):

- The board determined that the performance results for the Portfolio during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Standard & Poor's 500/Barra Value Index; (2) the average multi-cap value fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Barrow, Hanley.

EQUITY INCOME PORTFOLIO (WELLINGTON MANAGEMENT COMPANY, LLP):

In considering whether to approve the proposed investment advisory agreement under with Wellington Management would serve as an advisor in the Equity Income Portfolio's new multimanager structure:

- The board reviewed the advisor's short-term and long-term performance for similarly managed investment mandates.

- The board assessed that the advisory fee to be paid by the Portfolio was reasonable based on the average advisory fee for the Portfolio's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interests of the Portfolio and its shareholders was to retain Wellington Management as part of the Portfolio's multimanager structure to provide active investment management services, and to approve the agreement with Wellington Management.

GROWTH PORTFOLIO (ALLIANCE CAPITAL MANAGEMENT L.P.):

- The board reviewed the advisor's long-term and short-term performance for similarly managed investment mandates.

- The board assessed that the advisory fee to be paid by the Portfolio was reasonable based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to approve the agreement with Alliance.

HIGH YIELD BOND PORTFOLIO (WELLINGTON MANAGEMENT COMPANY, LLP):

- The board determined that the performance results for the Portfolio during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Lehman Brothers High Yield Bond Index; (2) the average high current yield fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Wellington Management.

INTERNATIONAL PORTFOLIO (SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.):

- The board determined that the performance results for the Portfolio during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Morgan Stanley Capital International Europe, Australasia, Far East Index; (2) the average international fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Schroder.

INTERNATIONAL PORTFOLIO (BAILLIE GIFFORD OVERSEAS LTD):

- The board reviewed the advisor's long-term and short-term performance for similarly-managed investment mandates.

- The board assessed that the advisory fee to be paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to approve the agreement with Baillie Gifford.

SMALL COMPANY GROWTH PORTFOLIO (GRANAHAN INVESTMENT MANAGEMENT, INC.):

- The board determined that the performance results for the portion of the Portfolio managed by Granahan were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Russell 2000 Growth Index; (2) the average small-cap growth fund (derived from data provided by Lipper Inc.) and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolios Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Granahan.

SMALL COMPANY GROWTH PORTFOLIO (GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC):

- The board determined that the performance results for the portion of the Portfolio managed by GMO were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Russell 2500 Growth Index; (2) the average small-cap growth fund (derived from data provided by Lipper, Inc.); and (3) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with GMO.

EQUITY INCOME, EQUITY INDEX, MID-CAP INDEX, MONEY MARKET, REIT INDEX, SHORT-TERM CORPORATE, AND TOTAL BOND MARKET INDEX PORTFOLIOS (THE VANGUARD GROUP, INC.):

When the board considers whether Vanguard should continue providing internalized investment management services at cost to a Portfolio, the board takes into account numerous factors, including:

-    The nature, extent, and quality of the services provided.

-    The investment performance of the Portfolios assets.

-    The fair market value of the services provided.

- A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

- Vanguard's control of the operating expenses of the Portfolio, such as transaction costs, including ways in which portfolio transactions for the Portfolio are conducted and brokers are selected.

     Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost internalized management arrangements for the Portfolios (excluding the Equity Income Portfolio), the board determined that it would be in the best interests of each Portfolio's shareholders to continue the internalized management arrangement.

     In considering whether to include Vanguard's Quantitative Equity Group as an advisor in the Equity Income Portfolio's new multimanager structure:

- The board reviewed Vanguard's Quantitative Equity Group's short-term and long-term performance for similarly managed investment mandates.

- The board considered the at-cost internalized management arrangement that would apply to Vanguard Quantitative Equity Group.

- The board evaluated Vanguard's Quantitative Equity Group's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Portfolio and its shareholders was to retain Vanguard as part of the Portfolio's multimanager structure to provide active investment management services on an internalized management basis as part of the Portfolio's primary investment program, and to retain Vanguard to provide a passive management--or indexing--approach on an internalized management basis as part of the Portfolio's cash management program.

     Vanguard has adopted specific policies regarding each advisors selection of brokers. For additional information, please see the Portfolio Transactions section of this Statement of Additional Information.

                            PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.

     Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments-and those of our fund shareholders-over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

     The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

     In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the fiduciaries who serve on the Proxy Oversight Committee and are accountable to the fund's board of trustees.

     While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating and Audit committees, based on standards adopted by the New York Stock Exchange. In any instance in which a director is not categorically independent based on NYSE standards, the basis for the independence determination should be clearly explained in the proxy statement.

     While we will generally support the board's nominees, we will take the following factors into account in determining our vote:

FACTORS FOR APPROVAL    FACTORS AGAINST APPROVAL
--------------------    ------------------------
Nominated slate         Nominated slate results in board comprised of a majority
results in board        of non-independent directors.
comprised of a
majority of
independent directors.

All members of Audit,   Audit, Nominating, and/or Compensation committees
Nominating, and         include non-independent members.
Compensation committees
are independent of      Incumbent board member failed to attend at least 75% of
management.             meetings in the previous year.

                        Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

     An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

     The following factors will be among those considered in evaluating these proposals.

FACTORS FOR APPROVAL    FACTORS AGAINST APPROVAL
--------------------    ------------------------
Company requires        Total potential dilution (including all stock-based
senior executives to    plans) exceeds 15% of share outstanding.
hold a minimum amount
of company stock
(frequently expressed
as a multiple of
salary).

Company requires stock  Annual option grants (for the past year and the past
acquired through        three years) have exceeded 2% of shares outstanding.
option exercise to be
held for a certain
period of time.

Compensation program    Plan permits repricing or replacement of options without
includes                shareholder approval.
performance-vesting
awards, indexed
options or other
performance-linked
grants.

Concentration of        Plan permits issuance of options with exercise prices
option grants to        below the grant date market value of the company's
senior executives is    stock.
limited (indicating that
the plan is very
broad-based).

Stock-based             Plan provides for the issuance of reload options.
compensation is
clearly used as a
substitute for cash in
delivering market-
competitive total pay.

                        Plan contains automatic share replenishment (ever green) feature.

B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the Internal Revenue Code, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. EMPLOYEE STOCK PURCHASE PLANS

We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.

D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

     Our positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

     In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL    FACTORS AGAINST APPROVAL
--------------------    ------------------------
Plan is relatively      Plan is long term (>5 years).
short-term (3-5 years).

Plan requires           Renewal of plan is automatic or does not require share-
shareholder approval    holder approval.
for renewal.

Plan incorporates       Ownership trigger is less than 15%.
review by a committee
of independent
directors at least
every three years
(so-called TIDE
provisions).

Plan includes           Classified board.
permitted bid/qualified
offer feature (chewable
pill) that mandates
shareholder vote in
certain situations.

Ownership trigger is    Board with limited independence.
reasonable (15-20%).

Highly independent,
non-classified board.

B. CUMULATIVE VOTING

We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. SUPERMAJORITY VOTE REQUIREMENTS

We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, we support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, we will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.

     Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

     The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

     The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

VIII. THE PROXY OVERSIGHT COMMITTEE

The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

     The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

     The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

     Beginning August 31, 2004, you may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.

                             PORTFOLIO TRANSACTIONS

The advisors, pursuant to their agreements with the Fund, are authorized (with the approval of the Fund's board of trustees) to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios of the Fund and are directed to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. Each advisor has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing securities transactions, each advisor will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers who supply investment research and statistical information and provide other services in addition to execution services to the Portfolios and/or the advisors. Each advisor considers the investment services it receives useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's board of trustees, the advisors may cause the Portfolios to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the advisors to the Portfolios.

     Currently, it is the Fund's policy that each advisor may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An advisor will only pay such higher commissions if it believes this to be in the best interest of the Portfolios. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to an advisor and/or the Portfolios. However, the advisors have informed the Fund that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.

     Some securities that are considered for investment by a Portfolio may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of the Portfolio and one or more of an advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by that advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

     During the fiscal year ended September 30, 2001, the fiscal period ended December 31, 2001, and the fiscal year ended December 31, 2002, the Portfolios paid brokerage commissions in the following amounts:

                         FISCAL YEAR ENDED          OCT. 1 TO  FISCAL YEAR ENDED
FUND                        SEPT. 30, 2001      DEC. 31, 2001      DEC. 31, 2002
----                        --------------      -------------      -------------
Balanced Portfolio              $  337,000           $ 73,000         $  371,000
Capital Growth Portfolio               N/A                N/A             18,000
Diversified Value Portfolio        322,000             26,000            178,000
Equity Income Portfolio             26,000              6,000             78,000
Equity Index Portfolio              51,000             17,000             79,000
Growth Portfolio                 1,626,000            170,000            933,000
High Yield Bond Portfolio                0                  0                  0
International Portfolio            555,000            102,000            326,000
Mid-Cap Index Portfolio             55,000             14,000             52,000
Money Market Portfolio                   0                  0                  0
REIT Index Portfolio                17,000              5,000             66,000
Short-Term Corporate Portfolio           0                  0                  0
Small Company Growth Portfolio     587,000            233,000          1,397,000
Total Bond Market Index Portfolio*       0                  0                  0

* Prior to May 1, 2002, Total Bond Market Index Portfolio was known as High-Grade Bond Portfolio.

     The Total Stock Market Index Portfolio, which employs a "fund of funds" investment strategy, will purchase and sell the principal portion of its securities (i.e., shares of the underlying Vanguard funds) by dealing directly with the issuer--the underlying fund. As such, the Portfolio incurs no brokerage commissions.

                 CALCULATION OF YIELD (MONEY MARKET PORTFOLIO)

The current yield of the Fund's Money Market Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by adding 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.

     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Money Market Portfolio for the 7-day base period ended June 30, 2003.

     Value of account at beginning of period                    $1.00000
     Value of same account at end of period*                     1.00018
                                                                --------
     Net change in account value                                $0.00018
     Annualized current net yield (Net change X 365/7)
      / average net asset value                                    0.98%
     Effective Yield [(Net change) + 1] 365/7 - 1                  0.94%
     Weighted Average Maturity of investments                    71 days
---------
*    Exclusive of any capital changes.

     The net asset value of a share of the Money Market Portfolio is $1.00 and it is not expected to fluctuate. However, the yield of the Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Portfolio and other factors. Yields are one tool investors may use to analyze the Portfolio and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence and differences in the time periods compared, as well as differences in the methods used in valuing portfolio instruments, computing net asset value, and calculating yield.

                             YIELD AND TOTAL RETURNS

The yield of each Portfolio of the Fund (except the Money Market Portfolio) for the 30-day period ended June 30, 2003, is set forth below. Premiums and discounts on asset-backed securities are not amortized.

                     PORTFOLIO                    YIELD
                     ---------                    -----
                     Balanced                     2.26%
                     Capital Growth               0.48
                     Diversified Value            2.65
                     Equity Income                2.63
                     Equity Index                 1.53
                     Growth                       0.45
                     High Yield Bond              6.51
                     International                 N/A
                     Mid-Cap Index                1.16
                     REIT Index                    N/A
                     Short-Term Corporate         2.73
                     Small Company Growth         0.10
                     Total Bond Market Index*     3.53
                     Total Stock Market Index     1.49

* Prior to May 1, 2002, Total Bond Market Index Portfolio was known as High-Grade Bond Portfolio.

     The average annual total return of each Portfolio of the Fund for the one-, five-, and ten-year periods, or the period since inception, is set forth below:

                                 1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED
      PORTFOLIO                     6/30/2003      6/30/2003       6/30/2003
      ---------                     ---------      ---------       ---------
      Balanced                          2.99%          4.66%          10.43%
      Diversified Value                 0.06           1.95*            N/A
      Equity Income                    -2.46           1.13           10.14
      Equity Index                      0.27          -1.61            9.96
      Growth                           -2.95         -11.72            4.87
      High Yield Bond                  12.95           3.10            5.73*
      International                    -6.01          -2.22            4.00*
      Mid-Cap Index                    -1.98           7.79*            N/A
      Money Market                      1.34           4.19            4.62
      REIT Index                        3.87          11.70*            N/A
      Short-Term Corporate              7.07           6.23*            N/A
      Small Company Growth              0.38          12.71           10.93*
      Total Bond Market Index           9.34           7.03            6.90

*    Since Inception:
     Diversified Value Portfolio and Short-Term Corporate Portfolio--February 8, 1999
     High Yield Bond Portfolio and Small Company Growth Portfolio--June 3, 1996 International Portfolio--June 3, 1994
     Mid-Cap Index Portfolio and REIT Index Portfolio--February 9, 1999

     The Capital Growth and Total Stock Market Index Portfolios are new, so performance information (including average annual total returns) for a full year are not yet available.

SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        YIELD = 2[((A - B)/CD + 1)6 - 1]

     Where:

          a   =dividends and interest earned during the period
          b   =expenses accrued for the period (net of reimbursements)
          c   =the average daily number of shares outstanding during
               the period that were entitled to receive dividends
          d   =the maximum offering price per share on the last day of
               the period

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years, or the life of each Portfolio, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Portfolio's shares and assume that all dividend and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual total returns are quoted to the nearest hundredth of one percent. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolios' operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               T = (ERV/P)1/N - 1

 Where:

          T   =average annual total return
          P   =a hypothetical initial investment of $1,000
          n   =number of years
          ERV =ending redeemable value of a hypothetical $1,000 investment (made at the beginning of the 1-, 5-, or 10-year periods) at the end of the 1-, 5-, and 10-year periods (or fraction portion thereof)

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the Portfolio are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.
     Adjustments   may  be   made   for   subsequent   re-characterizations   of
     distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Portfolio's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the Portfolio's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10 year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of each Portfolios' shares and assume that all dividend and capital gains distributions during the period were reinvested in Portfolio shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

     Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the year ended December 31, 2002, appearing in the Fund's 2002 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's Financial Statements for the period ended June 30, 2003, appearing in the Fund's 2003 Semiannual Reports to Shareholders are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's Annual or Semiannual Reports to Shareholders, which may be obtained without charge.

                              COMPARATIVE INDEXES

Each of the investment company members of The Vanguard Group uses one or more of the following unmanaged indexes for comparative performance purposes.

     ASSET ALLOCATION COMPOSITE INDEX--Made up of two unmanaged benchmarks, weighted 65% Standard & Poor's 500 Index and 35% Lehman Brothers Long Treasury Index.

     AVERAGE  1-2  YEAR  MUNICIPAL   FUND--An  industry   benchmark  of  average
adjustable  short  municipal  funds  with  similar  investment   objectives  and
policies, as measured by Lipper Inc.

     AVERAGE 1-5 YEAR GOVERNMENT FUND--An industry benchmark that includes funds with U.S. Treasury and agency obligations with similar investment objectives and policies and maturities of 1 to 5 years, as measured by Lipper Inc.

     AVERAGE 1-5 YEAR INVESTMENT-GRADE FUND--An industry benchmark of average 1-5 year investment-grade funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE 1-5 YEAR MUNICIPAL FUND--An industry benchmark that includes funds with investment-grade tax-exempt bonds that are issued by state and local governments with similar investment objectives and policies and have maturities of 1 to 5 years, as measured by Lipper Inc.

     AVERAGE ADJUSTED SHORT MUNICIPAL DEBT FUND--An industry benchmark of average adjustable short municipal funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE BALANCED FUND--An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUND--An industry benchmark that includes intermediate-term California municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE CALIFORNIA INSURED MUNICIPAL DEBT FUND--An industry benchmark of average California municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND--An industry benchmark of average California tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE CONVERTIBLE SECURITIES FUND--An industry benchmark of funds with convertible securities rated B or better by Standard & Poor's, with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE CORPORATE A-RATED FUND--An industry benchmark of average corporate A-rated funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE EMERGING MARKETS FUND--An industry benchmark of average emerging markets funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE EQUITY INCOME FUND--An industry benchmark of average equity income funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE EUROPEAN REGION FUND---An industry benchmark of average European region funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE FIXED INCOME FUND--An industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE FLORIDA INSURED MUNICIPAL DEBT FUND--An industry benchmark of average Florida municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE FLEXIBLE FUND--An industry benchmark of average flexible funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE GENERAL EQUITY FUND--An industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE GENERAL GOVERNMENT FUND--An industry benchmark of average general government funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE GENERAL MUNICIPAL FUND--An industry benchmark of average general municipal funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE GENERAL TREASURY FUND--An industry benchmark of average general treasury funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE GLOBAL FUND---An industry benchmark of average global funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE GNMA FUND--An industry benchmark that includes funds of mortgage-backed pass-through securities of the Government National Mortgage Association, with similar investment objectives and policies; these securities are based on pools of 15- and 30-year fixed-rate home mortgages, as measured by Lipper Inc.

     AVERAGE GOLD-ORIENTED FUND--An industry benchmark of funds that track the performance of companies around the world, with similar investment objectives and policies, that are engaged in the mining, processing, or marketing of gold, other precious metals, and rare minerals, as measured by Lipper Inc.

     AVERAGE GOVERNMENT MONEY MARKET FUND--An industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE HEALTH/BIOTECHNOLOGY FUND--An industry benchmark of funds that track the stocks of the health care companies within the S&P 500 Index, as measured by Lipper Inc.

     AVERAGE HIGH-CURRENT-YIELD FUND--An industry benchmark of average high current yield funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE HIGH YIELD MUNICIPAL FUND--An industry benchmark of average high-yield municipal funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE INCOME FUND--An industry benchmark of average income funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE  INSTITUTIONAL  MONEY MARKET FUND--An industry benchmark of average
institutional  money  market  funds  with  similar  investment   objectives  and
policies, as measured by Lipper Inc.

     AVERAGE INSURED MUNICIPAL FUND--An industry benchmark of average insured municipal funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE INTERMEDIATE GOVERNMENT FUND--An industry benchmark of average intermediate government funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE  INTERMEDIATE   INVESTMENT-GRADE  FUND--An  industry  benchmark  of
average intermediate investment-grade funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE INTERMEDIATE MUNICIPAL FUND--An industry benchmark of average intermediate municipal funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE INTERMEDIATE TREASURY FUND--An industry benchmark of average intermediate treasury funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE INTERNATIONAL FUND--An industry benchmark of average international funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE JAPAN/PACIFIC REGION FUND--An industry benchmark of average pacific region funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE LARGE-CAP CORE FUND--An industry benchmark of average large-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE LARGE-CAP GROWTH FUND--An industry benchmark of average large-cap growth funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE LARGE-CAP VALUE FUND--An industry benchmark of average large-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE MASSACHUSETTS MUNICIPAL DEBT FUND--An industry benchmark of average Massachusetts municipal debt funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE MID-CAP CORE FUND--An industry benchmark of average mid-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE MID-CAP VALUE FUND--An industry benchmark of average mid-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE MONEY MARKET FUND--An industry benchmark of average money market funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE MULTI-CAP CORE FUND--An industry benchmark of average multi-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE MULTI-CAP GROWTH FUND--An industry benchmark of average multi-cap growth funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE MULTI-CAP VALUE FUND--An industry benchmark of average multi-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE NATURAL RESOURCES FUND--An industry benchmark of average natural resources funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE NEW JERSEY MUNICIPAL DEBT FUND--An industry benchmark of average New Jersey municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE NEW JERSEY TAX-EXEMPT MONEY MARKET FUND--An industry benchmark of average New Jersey tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE NEW YORK INSURED MUNICIPAL DEBT FUND--An industry benchmark of average New York municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE NEW YORK  TAX-EXEMPT  MONEY MARKET FUND--An  industry  benchmark of
average  New  York  tax-exempt  money  market  funds  with  similar   investment
objectives and policies, as measured by Lipper Inc.

     AVERAGE OHIO MUNICIPAL DEBT FUND--An industry benchmark of average Ohio municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE OHIO TAX-EXEMPT MONEY MARKET FUND--An industry benchmark of average Ohio tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE PENNSYLVANIA MUNICIPAL DEBT FUND--An industry benchmark of average Pennsylvania municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND--An industry benchmark of average Pennsylvania tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE PACIFIC REGION FUND--An industry benchmark of average pacific region funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE REAL ESTATE FUND--An industry benchmark of average real estate funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE SHORT TREASURY FUND--An industry benchmark of average short treasury funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE SMALL-CAP CORE FUND--An industry benchmark of average small-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE SMALL-CAP GROWTH FUND--An industry benchmark of average small-cap growth funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE SMALL-CAP VALUE FUND--An industry benchmark of average small-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE TAX-EXEMPT MONEY MARKET FUND--An industry benchmark of average tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE U.S. TREASURY MONEY MARKET FUND--An industry benchmark of average U.S. treasury money market funds with similar investment objectives and policies, as measured by Lipper Inc.

     AVERAGE UTILITY FUND--An industry benchmark of average utility funds with similar investment objectives and policies, as measured by Lipper Inc.

     BALANCED COMPOSITE INDEX--Made up of two unmanaged benchmarks, weighted 60% Wilshire 5000 Index and 40% Lehman Brothers Aggregate Bond Index.

     CALVERT SOCIAL INDEX--A socially screened index of large- and mid-capitalization U.S. stocks that is provided by the Calvert Group of Bethesda, Maryland.

     CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX--Tracks the performance of short- term U.S. government debt instruments.

     CITIGROUP BROAD MARKET INDEX--Tracks the performance of the U.S. broad market.

     CITIGROUP EXTENDED MARKET EUROPE AND PACIFIC (EM EPAC) INDEX--Measures the performance of the smallest companies from the European and Pacific countries represented in the Citigroup Broad Market Index. The EM EPAC Index represents the bottom 20% of the total market capital of each country.

     CITIGROUP WORLD EQUITY GOLD INDEX--Tracks the performance of companies around the world that are engaged in the mining, processing, or marketing of gold, other precious metals, and rare minerals.

     CONSERVATIVE GROWTH COMPOSITE AVERAGE--A composite fund average weighted 40% Average Fixed Income Fund, 35% Average General Equity Fund, 20% Average Money Market Fund, and 5% Average International Fund. Derived from data provided by Lipper Inc.

     CONSERVATIVE GROWTH COMPOSITE INDEX--Made up of four unmanaged benchmarks, weighted 40% Lehman Brothers Aggregate Bond Index, 35% Wilshire 5000 Index, 20% Citigroup 3-Month Treasury Index, and 5% Morgan Stanley Capital International Europe, Australasia, Far East Index.

     CREDIT SUISSE FIRST BOSTON CONVERTIBLE SECURITIES INDEX--An industry benchmark that includes convertible securities rated B or better by Standard & Poor's.

     GROWTH  COMPOSITE  AVERAGE--A  composite fund average  weighted 65% Average
General   Equity  Fund,   20%  Average  Fixed  Income  Fund,   and  15%  Average
International Fund. Derived from data provided by Lipper Inc.

     GROWTH COMPOSITE INDEX--Made up of three unmanaged benchmarks, weighted 65% Wilshire 5000 Index, 20% Lehman Brothers Aggregate Bond Index, and 15% Morgan Stanley Capital International Europe, Australasia, Far East Index.

     GROWTH FUND STOCK INDEX--Tracks the performance of the average common stock holdings of the 50 largest growth-oriented mutual funds.

     IMONEYNET MONEY FUND REPORT'S AVERAGE 100% TREASURY FUND--Contains weekly summary of asset, yield, average maturity, and portfolio holdings data for the industry benchmark Money Fund Report Averages.

     INCOME COMPOSITE AVERAGE--A composite fund average weighted 60% Average Fixed Income Fund, 20% Average General Equity Fund, and 20% Average Money Market Fund. Derived from data provided by Lipper Inc.

     INCOME COMPOSITE INDEX--Made up of three unmanaged benchmarks, weighted 60% Lehman Brothers Aggregate Bond Index, 20% Wilshire 5000 Index, and 20% Citigroup 3-Month Treasury Index.

     LEHMAN BROTHERS 1-5 YEAR GOVERNMENT/CREDIT BOND INDEX--Includes U.S. Treasury and agency obligations, as well as investment-grade (rated Baa3 or above by Moody's) corporate and international dollar-denominated bonds, all having maturities of 1 to 5 years.

     LEHMAN BROTHERS 1-5 YEAR U.S. CREDIT INDEX--Includes investment-grade corporate and international dollar-denominated bonds (rated Baa3 or above by Moody's) with maturities of 1 to 5 years.

     LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT BOND INDEX--Includes U.S. Treasury and agency obligations with maturities of 1 to 5 years.

     LEHMAN BROTHERS 1-5 YEAR U.S. TREASURY BOND INDEX--Includes U.S. Treasury obligations with maturities of 1 to 5 years.

     LEHMAN BROTHERS 3 YEAR MUNICIPAL BOND INDEX--Includes investment-grade tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments and have maturities of 2 to 4 years.

     LEHMAN BROTHERS 5-10 YEAR GOVERNMENT/CREDIT BOND INDEX--Includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds (rated Baa3 or above by Moody's), all having maturities of 5 to 10 years.

     LEHMAN BROTHERS 5-10 YEAR U.S. CREDIT INDEX--Includes investment-grade corporate and international dollar-denominated bonds (rated Baa3 or above by Moody's) with maturities of 5 to 10 years.

     LEHMAN BROTHERS 5-10 YEAR U.S. TREASURY BOND INDEX--Includes U.S. Treasury obligations with maturities of 5 to 10 years.

     LEHMAN BROTHERS 7 YEAR MUNICIPAL BOND INDEX--Includes investment-grade tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments and have maturities of 6 to 8 years.

     LEHMAN BROTHERS 10 YEAR MUNICIPAL BOND INDEX--Includes investment-grade tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments and have maturities of 8 to 12 years.

     LEHMAN BROTHERS AGGREGATE BOND INDEX--The broadest measure of the taxable U.S. bond market, including most Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody's) and maturities of 1 year or more.

     LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX--Includes high-quality corporate and international dollar-denominated bonds (rated A or above by Moody's) with a broad range of maturities.

     LEHMAN BROTHERS GNMA BOND INDEX--Includes mortgage-backed pass-through securities of the Government National Mortgage Association; these securities are based on pools of 15- and 30-year fixed-rate home mortgages.

     LEHMAN BROTHERS HIGH YIELD BOND INDEX--Includes mainly corporate bonds with credit ratings at or below Ba1 (Moody's) or BB+ (Standard & Poor's); these issues are considered below-investment-grade.

     LEHMAN BROTHERS LONG CREDIT A OR BETTER BOND INDEX--Includes top-quality corporate and international dollar-denominated bonds (rated A or above by Moody's) with maturities of 10 years or more.

     LEHMAN BROTHERS LONG GOVERNMENT/CREDIT BOND INDEX--Includes U.S. Treasury and agency obligations, as well as investment-grade corporate bonds and international dollar-denominated bonds (rated Baa3 or above by Moody's), all having maturities of 10 years or more.

     LEHMAN BROTHERS LONG U.S. TREASURY BOND INDEX--Includes U.S. Treasury obligations with maturities of 10 years or more.

     LEHMAN  BROTHERS  MUNICIPAL  BOND  INDEX--Includes  most   investment-grade
tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments in the United States.

     LEHMAN  BROTHERS  U.S.  TREASURY   INFLATION  NOTES   INDEX--Includes   the
inflation-indexed securities within the Lehman Brothers Treasury Index, which represents U.S. Treasury obligations with maturities of more than 1 year.

     MODERATE GROWTH COMPOSITE AVERAGE--A composite fund average weighted 50% Average General Equity Fund, 40% Averaged Fixed Income Fund, and 10% Average International Fund. Derived from data provided by Lipper Inc.

     MODERATE GROWTH COMPOSITE INDEX--Made up of three unmanaged benchmarks, weighted 50% Wilshire 5000 Index, 40% Lehman Brothers Aggregate Bond Index, and 10% Morgan Stanley Capital International Europe, Australasia, Far East Index.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX FREE--Tracks stock markets in countries included in the MSCI Europe, Australasia, Far East Index plus the United States, Canada, and a number of emerging markets.

     MSCI ALL COUNTRY WORLD INDEX FREE EX USA--Includes both developed markets (minus the United States) and emerging markets from around the globe. Tracking stock markets in 48 nations, it is a good representation of the overall international equity market.

     MSCI EMERGING MARKETS FREE INDEX--Free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

     MSCI EUROPE INDEX--Tracks stocks in more than 15 developed European markets.

     MSCI EUROPE, AUSTRALASIA, FAR EAST INDEX (MSCI EAFE)--Tracks more than 1,000 stocks from more than 20 developed markets in Europe, Australia, Asia, and the Pacific region.

     MSCI EAFE GROWTH INDEX--Measures the performance of those stocks within the MSCI EAFE Index that have higher price/book ratios.

     MSCI PACIFIC INDEX--Tracks stocks from developed Pacific Rim markets.

     MSCI US INVESTABLE MARKET CONSUMER DISCRETIONARY INDEX--Tracks stocks of companies in the consumer discretionary industry.

     MSCI  US  INVESTABLE  MARKET  CONSUMER  STAPLES   INDEX--Tracks  stocks  of
companies in the consumer staples industry.

     MSCI US INVESTABLE MARKET ENERGY INDEX--Tracks stocks of companies in the energy industry.

     MSCI US INVESTABLE MARKET FINANCIALS INDEX--Tracks stocks of companies in the financial industry.

     MSCI US INVESTABLE MARKET HEALTH CARE INDEX--Tracks stocks of companies in the health care industry.

     MSCI US INVESTABLE MARKET INDUSTRIALS INDEX--Tracks stocks of companies in the industrial industry.

     MSCI US INVESTABLE MARKET INFORMATION TECHNOLOGY INDEX--Tracks stocks of companies in the information technology industry.

     MSCI US INVESTABLE MARKET MATERIALS INDEX--Tracks stocks of companies in the materials industry.

     MSCI US INVESTABLE MARKET TELECOMMUNICATIONS SERVICES INDEX--Tracks stocks of companies in the telecommunications services industry.

     MSCI US INVESTABLE MARKET UTILITIES INDEX--Tracks stocks of companies in the utilities industry.

     MSCI US MID CAP 450 INDEX--Tracks stocks of medium-size U.S. companies.

     MSCI US PRIME MARKET GROWTH INDEX--Tracks growth stocks of predominantly large U.S. companies.

     MSCI US PRIME MARKET VALUE INDEX--Tracks value stocks of predominantly large U.S. companies.

     MSCI US SMALL CAP 1750 INDEX--Tracks stocks of smaller U.S. companies.

     MSCI US SMALL CAP GROWTH INDEX--Tracks growth stocks of smaller U.S. companies.

     MSCI US  SMALL  CAP  VALUE  INDEX--Tracks  value  stocks  of  smaller  U.S.
companies.

     MORGAN STANLEY REAL ESTATE INVESTMENT TRUST (REIT) INDEX--Tracks more than 1,000 real estate investment trusts that meet size and liquidity criteria specified by Morgan Stanley.

     RUSSELL 1000 INDEX--Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

     RUSSELL 1000 GROWTH INDEX--Measures the performance of those Russell 1000 Index companies with higher price/ book ratios and higher predicted growth rates.

     RUSSELL 1000 VALUE INDEX--Measures the performance of those Russell 1000 Index companies with lower price/book ratios and lower predicted growth rates.

     RUSSELL  2500   INDEX--Measures  the  performance  of  the  2,500  smallest companies in the Russell 3000 Index.

     RUSSELL 2500 GROWTH INDEX--Measures the performance of those Russell 2500 Index companies with higher price/ book ratios and higher predicted growth rates.

     RUSSELL  2000   INDEX--Measures  the  performance  of  the  2,000  smallest companies in the Russell 3000 Index.

     RUSSELL 2000 GROWTH INDEX--Measures the performance of those Russell 2000 Index companies with higher price/ book ratios and higher predicted growth rates.

     RUSSELL 2800 INDEX--Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks) minus the largest 200.

     RUSSELL 3000 GROWTH INDEX--Measures the performance of those Russell 3000 Index companies with higher price/ book ratios and higher predicted growth rates.

     RUSSELL 3000 INDEX--Measures the performance of the 3,000 largest U.S. companies.

     RUSSELL 3000 VALUE INDEX--Measures the performance of those Russell 3000 Index companies with lower price/ book ratios and lower predicted growth rates.

     RUSSELL MIDCAP GROWTH INDEX--Measures the performance of those Russell Midcap Index companies with higher price/book ratios and higher predicted growth rates.

     RUSSELL  MIDCAP   INDEX--Measures  the  performance  of  the  800  smallest
companies in the Russell 1000 Index.

     RUSSELL MIDCAP VALUE INDEX--Measures the performance of those Russell Midcap Index companies with lower price/book ratios and lower predicted growth rates.

     SELECT EMERGING MARKETS FREE INDEX--This composite includes stocks that can be bought free of restrictions in 15 emerging markets of Europe, Asia, Africa, and Latin America (95%), and a cash component (5%) based on the Average Money Market Fund. This index is administered by MSCI exclusively for Vanguard.

     STANDARD & POOR'S (S&P) 500 INDEX--A widely used barometer of U.S. stock market performance; as a market-weighted index of leading companies in leading industries, it is dominated by large-capitalization companies.

     STANDARD & POOR'S 500/BARRA GROWTH INDEX--Includes those stocks of the S&P 500 Index that have higher price/ book ratios; these stocks generally offer lower-than-average dividend yields.

     STANDARD & POOR'S 500/BARRA VALUE INDEX--Includes those stocks of the S&P 500 Index that have lower price/book ratios; these stocks generally offer higher-than-average dividend yields.

     STANDARD  &  POOR'S   ENERGY  SECTOR   INDEX--Tracks   the  stocks  of  the
energy-related companies within the S&P 500 Index.

     STANDARD & POOR'S HEALTH SECTOR INDEX--Tracks the stocks of the health care companies within the S&P 500 Index.

     STANDARD & POOR'S INTEGRATED TELECOMMUNICATION SERVICES INDEX--Includes the Telecommunications Services industry group (Alternative Carriers and Integrated Telecommunication Equipment) and Wireless Telecommunications Services.

     STANDARD & POOR'S MIDCAP 400/BARRA GROWTH INDEX--Includes those stocks of the S&P MidCap 400 Index that have above average price/earnings and price/book ratios.

     STANDARD & POOR'S MIDCAP 400 INDEX--Includes stocks of 400 medium-size U.S. companies representing a spectrum of industries. On average, these stocks are smaller than those in the S&P 500 Index.

     STANDARD & POOR'S SMALLCAP 600 INDEX--Includes stocks of 600 small-capitalization U.S. companies representing a spectrum of industries. On average, these stocks are smaller than those in the S&P MidCap 400 Index.

     STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--Includes those stocks of the S&P SmallCap 600 Index that have higher price/book ratios.

     STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--Includes those stocks of the S&P SmallCap 600 Index that have lower price/book ratios.

     STANDARD  & POOR'S  UTILITIES  INDEX--Includes  the  following  industries:
Electric Utilities; Gas Utilities; Multi-Utilities; and Water Utilities.

     STAR LIPPER AVERAGE--A composite fund average weighted 50% Average General Equity Fund, 25% Average Fixed Income Fund, 12.5% Average International Fund, and 12.5% Average 1-5 Year Investment-Grade Fund. Derived from data provided by Lipper Inc.

     STAR COMPOSITE INDEX--Made up of three unmanaged benchmarks, weighted 62.5% Wilshire 5000 Index, 25% Lehman Brothers Aggregate Bond Index, and 12.5% Citigroup 3-Month Treasury Index.

     TARGET REIT COMPOSITE--Consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Average Money Market Fund).

     TAX-MANAGED BALANCED COMPOSITE INDEX--Made up of two unmanaged benchmarks, weighted 50% Russell 1000 Index and 50% Lehman Brothers 7 Year Municipal Bond Index.

     TOTAL INTERNATIONAL COMPOSITE INDEX--Consists of the MSCI Europe Index plus the MSCI Pacific Index, and the Select Emerging Markets Free Index.

     UTILITIES COMPOSITE INDEX--Made up of two unmanaged benchmarks, weighted 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index.

     WELLESLEY COMPOSITE INDEX--Made up of four unmanaged benchmarks, weighted 65% Lehman Brothers Credit A or Better Index, 26% S&P 500/Barra Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Integrated Telecommunication Services Index.

     WELLINGTON COMPOSITE INDEX--Made up of two unmanaged benchmarks, weighted 65% S&P 500 Index and 35% Lehman Brothers Credit A or Better Index.

     WILSHIRE 4500 COMPLETION INDEX--Measures the performance of virtually all U.S. mid- and small-capitalization stocks. The index is constructed by removing the S&P 500 Index stocks from the Wilshire 5000 Index.

     WILSHIRE 5000 TOTAL MARKET INDEX--The broadest measure of the U.S. stock market; tracks all stocks publicly traded in the United States for which daily pricing is available.

               APPENDIX A--DESCRIPTION OF SECURITIES AND RATINGS

COMMERCIAL PAPER

Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs, is usually sold on a discount basis, and has a maturity at the time of issuance not exceeding nine months. Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Portfolio's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

BOND RATINGS

THE FOLLOWING ARE EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC.'S DESCRIPTION OF ITS FOUR HIGHEST PREFERRED BOND RATINGS:

     AAA--Judged to be of the best quality. They carry the smallest degree of investment risk.

     AA--Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.

     A--Possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations."

     BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

THE FOLLOWING ARE EXCERPTS FROM STANDARD & POOR'S DESCRIPTION OF ITS FOUR HIGHEST BOND RATINGS:

     AAA--Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.

     AA--Also qualify as high-grade obligations. They have a strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

     A--Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.

     Standard & Poor's applies indicators "+", or "-", or no character, to its rating categories. The indicators show relative standing within the major rating categories.

LEGAL DISCLAIMERS
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

     ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.






                                                                  SAI064  102003

VANGUARD(R) VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO


October 13, 2003

     This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

MONEY MARKET
PROSPECTUS
[GRAPHICS]


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO
Prospectus
October 13, 2003
--------------------------------------------------------------------------------
CONTENTS
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  6 THE PORTFOLIO AND VANGUARD
  6 INVESTMENT ADVISOR
  7 TAXES
  7 SHARE PRICE
  7 FINANCIAL HIGHLIGHTS
  9 GENERAL INFORMATION
  GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Money Market Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

     The Money Market Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
--------------------------------------------------------------------------------

PORTFOLIO PROFILE

INVESTMENT  OBJECTIVE

The Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1.

PRIMARY INVESTMENT POLICIES

The Portfolio invests in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations. The Portfolio will invest more than 25% of its assets in securities issued by companies in the financial services industry.

PRIMARY RISKS

The Portfolio is designed as a low-risk investment; however, its performance could be hurt by:

* INCOME RISK, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally high for money market funds.

* CREDIT RISK, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline. Credit risk should be very low for the Portfolio, because it invests only in securities that are considered to be of high quality.

* MANAGER RISK, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

* INDUSTRY CONCENTRATION RISK, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio will invest more than 25% of its assets in securities of companies in the financial services industry, the Portfolio's performance will depend to a greater extent on the overall condition of that industry.

     AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------
                         ANNUAL TOTAL RETURNS
      ------------------------------------------------------------
        [BAR CHART SCALE -60% TO 80%]
                         1993           3.04
                         1994           4.20
                         1995           5.88
                         1996           5.43
                         1997           5.55
                         1998           5.50
                         1999           5.18
                         2000           6.47
                         2001           4.35
                         2002           1.73
      ------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 1.66% (quarter ended September 30, 2000), and the lowest return for a quarter was 0.37% (quarter ended December 31, 2002).

      -------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
      -------------------------------------------------------------------------
                                          1 YEAR          5 YEARS      10 YEARS
      -------------------------------------------------------------------------
      Money Market Portfolio               1.73%           4.63%          4.72%
      Citigroup 3-Month U.S.               1.70            4.30           4.50
       Treasury Bill Index*
      -------------------------------------------------------------------------
      *Prior to April 7, 2003, this Index  was known as the Salomon Smith
       Barney 3-Month U.S. Treasury Bill Index.
      -------------------------------------------------------------------------

     If you would like to know the current annualized 7-day yield for the Portfolio, please visit our website at www.vanguard.com or call a Vanguard Annuity and Insurance Services Associate at 1-800-522-5555.

A NOTE ON FEES

As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                  0.18%
 12b-1 Distribution Fee:                                                None
 Other Expenses:                                                       0.03%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                           0.21%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

          --------------------------------------------------
             1 YEAR      3 YEARS    5 YEARS      10 YEARS
          --------------------------------------------------
              $22          $68       $118         $268
          --------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
     The following sections explain the primary investment policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment policies in the interests of shareholders without a shareholder vote, unless those policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio's primary policy is to invest in very high-quality money market instruments--also known as cash investments or cash equivalents. These instruments are considered short-term (i.e., they mature in 397 days or less). The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by financial services companies.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            MONEY MARKET INSTRUMENTS

The term "money market instruments" refers to a variety of short-term, liquid investments, usually with a maturity of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which is a promissory note issued by a large company or financial firm; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay a fixed, variable, or floating rate of interest.
--------------------------------------------------------------------------------

[FLAG] THE  PORTFOLIO  IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE
     PORTFOLIO'S DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A PORTFOLIO'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE ONCE RATES FALL, THE PORTFOLIO MUST INVEST IN LOWER-YIELDING INSTRUMENTS. BECAUSE THE PORTFOLIO'S INCOME IS BASED ON SHORT-TERM INTEREST RATES--WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS--INCOME RISK IS EXPECTED TO BE HIGH.


SECURITY SELECTION

Vanguard's Fixed Income Group, advisor to the Portfolio, selects high-quality money market instruments. The Portfolio invests in certificates of deposit, banker's acceptances, commercial paper, and other money market securities rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's. Securities that are unrated must be issued by a company with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, and in securities issued by the U.S. Treasury and federal government agencies and instrumentalities, such as the Federal Home Loan Bank.

[FLAG] THE PORTFOLIO IS SUBJECT,  TO A LIMITED EXTENT,  TO CREDIT RISK, WHICH IS
     THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE SECURITY PRICES TO DECLINE.

[FLAG] THE  PORTFOLIO IS SUBJECT TO INDUSTRY  CONCENTRATION  RISK,  WHICH IS THE
     CHANCE THAT THE PORTFOLIO'S PERFORMANCE WILL BE SIGNIFICANTLY AFFECTED, FOR BETTER OR FOR WORSE, BY DEVELOPMENTS IN THE FINANCIAL SERVICES INDUSTRY.

     More than 25% of the Portfolio's assets will be invested in instruments issued by financial services companies, such as banks, insurance companies, real estate-related companies, securities firms, leasing companies, and other companies principally engaged in providing financial services to consumers and industry. These investments include, among others, bank obligations, high quality asset-backed securities, and securities issued by the automobile finance industry. Changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Portfolio.

These conditions include the cost of funds, changes in interest rates, and defaults in payments by borrowers.

     The Money Market Portfolio may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include: the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's advisor selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

[FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE CHANCE THAT THE
     ADVISOR WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

     In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are not freely marketable or are subject to legal restrictions on their sale.

     The Portfolio may also invest, to a limited extent, in adjustable-rate securities, which are traditional types of derivatives. As the name implies, a floating-rate security's interest rate fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis and are closely correlated to changes in money market interest rates.

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. Vanguard's Fixed Income Group provides investment advisory services to many Vanguard funds; as of June 30, 2003, the Fixed Income Group managed more than $237 billion in total assets.

     The individuals responsible for overseeing the Portfolio's investments are:

* DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991 and has managed portfolio investments and the Portfolio since 1997. Education: B.S., University of Wisconsin.

* ROBERT F. AUWAERTER, Principal of Vanguard. He has managed portfolio investments since 1978; has been with Vanguard since 1981; and has overseen all the Fixed Income Group's portfolio management activities since 2003.
     Education:   B.S.,   University  of  Pennsylvania;   M.B.A.,   Northwestern
     University.

     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.

     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisor. Also, the board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the advisor.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests.

     The instruments held by the Portfolio are valued on the basis of amortized cost. Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' most recent semiannual report to shareholders, has not been audited by independent accountants. The information for all other periods in the table through December 31, 2002, has been derived from the financial statements audited by Pricewaterhouse Coopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the six months ended June 30, 2003, with a net asset value (price) of $1.00 per share. During the period, the Portfolio earned $0.005 per share from investment income (interest).

Shareholders received $0.005 per share in the form of dividend distributions. The earnings ($0.005 per share) minus the distributions ($0.005 per share) resulted in a share price of $1.00 at the end of the period. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 0.55% for the period.

As of June 30, 2003, the Portfolio had $914 million in net assets. For the period, its annualized expense ratio was 0.21% ($2.10 per $1,000 of net assets), and its annualized net investment income amounted to 1.11% of its average net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   YEAR ENDED SEPTEMBER 30,
                                             SIX MONTHS ENDED      YEAR ENDED       OCT. 1 TO   ------------------------------
                                               JUNE 30, 2003*   DEC. 31, 2002  DEC. 31, 2001**    2001    2000    1999    1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $1.00           $1.00           $1.00   $1.00   $1.00   $1.00   $1.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                   .005            .017            .007    .052    .061    .050    .055
 Net Realized and Unrealized Gain (Loss) on Investments    --              --              --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       .005            .017            .007    .052    .061    .050    .055
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.005)          (.017)          (.007)  (.052)  (.061)  (.050)  (.055)
 Distributions from Realized Capital Gains                 --              --              --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (.005)          (.017)          (.007)  (.052)  (.061)  (.050)  (.055)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $1.00           $1.00           $1.00   $1.00   $1.00   $1.00   $1.00
==============================================================================================================================
TOTAL RETURN                                            0.55%           1.73%           0.69%   5.34%   6.21%   5.09%   5.60%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $914          $1,053          $1,034  $1,032    $861    $723    $590
 Ratio of Total Expenses to Average Net Assets         0.21%+           0.21%          0.18%+   0.18%   0.17%   0.20%   0.20%
 Ratio of Net Investment Income to Average Net Assets  1.11%+           1.71%          2.73%+   5.14%   6.06%   4.98%   5.46%
==============================================================================================================================
 *Unaudited.
**The  Portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
 +Annualized.








The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.

     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

     The Portfolio may suspend the redemption right or postpone payment at times
when  the  New  York  Stock   Exchange   is  closed  or  during  any   emergency
circumstances, as determined by the U.S. Securities and Exchange Commission.

     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.

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

GLOSSARY OF INVESTMENT TERMS

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

   Post Office Box 2600
   Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about Vanguard Variable Insurance Fund Money Market Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING CORPORATION,
DISTRIBUTOR.

P064SA 102003

VANGUARD(R) VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO

October 13, 2003

     This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

BOND
PROSPECTUS

[GRAPHICS]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO
Prospectus
October 13, 2003
--------------------------------------------------------------------------------
CONTENTS

  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  8 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISOR
  9 TAXES
  9 SHARE PRICE
  10 FINANCIAL HIGHLIGHTS
  12 GENERAL INFORMATION
  GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Short-Term Corporate Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

     The Short-Term Corporate Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
--------------------------------------------------------------------------------

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide a high level of income and to preserve contract owners' principal.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. The dollar-weighted average maturity of the Portfolio's bonds is expected to range between 1 and 3 years. The advisor seeks to add value by adjusting the Portfolio's dollar-weighted average maturity within the 1- to 3-year range and by emphasizing sectors and individual securities that appear to offer good value.

PRIMARY RISKS
The Portfolio is designed as a low-risk investment, but you could still lose money by investing in it. The Portfolio's performance could be hurt by:

* Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally high for short-term bonds.

* Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Portfolio.

* Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Portfolio, because it invests mainly in bonds that are considered to be of high quality, and to a lesser extent, medium quality.

* Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ------------------------------------------------------------
        [BAR CHART SCALE -60% - 80%]
                                2000    8.17%
                                2001    7.85
                                2002    6.25
      ------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.48% (quarter ended September 30, 2001), and the lowest return for a quarter was 0.00% (quarter ended December 31, 2001).

      -------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
      -------------------------------------------------------------------
                                                                    SINCE
                                                     1 YEAR    INCEPTION*
      -------------------------------------------------------------------
      Short-Term Corporate Portfolio                  6.25%         6.25%
      Lehman Brothers 1-5 Year U.S. Credit Index      8.88           7.52
      -------------------------------------------------------------------
      *Since-inception returns are from February 8, 1999--the inception date of the Portfolio--through December 31, 2002.
      -------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

      ANNUAL  PORTFOLIO OPERATING EXPENSES (expenses deducted
       from the Portfolio's assets)
      Management Expenses:                                          0.20%
      12b-1 Distribution Fee:                                        None
      Other Expenses:                                               0.03%
        TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                  0.23%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

      ----------------------------------------------------
      1 YEAR         3 YEARS        5 YEARS       10 YEARS
      ----------------------------------------------------
         $24             $74           $130           $293
      ----------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests primarily in a variety of high-quality--and, to a lesser extent, medium- quality--fixed income securities. As a result, the Portfolio is subject to certain risks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates such as those issued by the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you should have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

[FLAG]
     THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES WILL FALL WHEN INTEREST RATES RISE.

     In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a comparatively low level of interest rate risk.

     The Portfolio is also subject to credit risk--the chance that its share price could decline if issuers of the bonds it holds experience financial difficulties. Credit risk is expected to be low for the Portfolio because it invests primarily in bonds with high credit-quality ratings.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

     In addition, the Portfolio is subject to income risk--the chance that dividends paid from net interest income will decline because of a decline in overall interest rates. In general, income risk is highest for short-term bond portfolios and lowest for long-term bond portfolios. Accordingly, the Portfolio is expected to have a relatively high level of income risk.

     The Portfolio may enter into mortgage-dollar-roll transactions in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance returns and reduce administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.

SECURITY SELECTION

The Portfolio invests primarily in a variety of high-quality--and, to a lesser extent, medium-quality--fixed income securities. The Portfolio maintains a dollar-weighted average maturity of between 1 and 3 years. At least 80% of the Portfolio's assets will be invested in corporate fixed income securities. Depending on the outlook for interest rates, the advisor may adjust the average maturity of the Portfolio's holdings within the target range. The advisor also may attempt to improve the Portfolio's total return by emphasizing sectors and individual securities that appear to offer good value.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISOR MAY DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

     At least 70% of the Portfolio's assets will be invested in high-grade bonds, which are listed in one of the top three rating categories by an independent bond-rating agency. The remaining assets may be invested in fixed income securities listed in the fourth-highest rating category by an independent agency. If the credit rating of a security owned by the Portfolio is lowered, the Portfolio may continue to hold the security if the advisor considers it advantageous to do so.

     Although the Portfolio invests primarily in corporate debt securities, it may invest in other types of instruments. The list below shows, at a glance, an explanation of the types of financial instruments that may be purchased by the Portfolio.

* Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

* U.S. government and agency bonds represent loans by an investor to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.

* State and municipal bonds represent loans by an investor to a state or municipal government, or one of their agencies or instrumentalities.

* Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Portfolio to commercial banks or large securities dealers.

* Futures, options, and other derivatives may represent up to 20% of the Portfolio's total assets. These investments may be in bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives.

* Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict and is driven by borrowers' prepayments.

* International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies.

* Preferred stocks distribute set dividends from the issuer. The preferred stock holder's claim on the issuer's income and assets ranks before that of common stockholders, but after that of bondholders.

* Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

* Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash-flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity.

* Illiquid securities are securities that the Portfolio may not be able to sell in the ordinary course of business. The Portfolio may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified institutional buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Portfolio without limit.

OTHER INVESTMENT POLICIES AND RISKS

The Portfolio may invest in bonds of foreign issuers, so long as the securities are denominated in U.S. dollars. To the extent that it owns foreign bonds, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of the U.S. dollar versus foreign currencies could make it difficult for a foreign bond issuer to make payments on its dollar-denominated bonds.

     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Portfolio may also invest in credit swaps, interest rate swaps, and total rate of return swaps. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

     The reasons for which the Portfolio may invest in futures include:

*    To  achieve   performance  similar  to  that  of  bonds  while  maintaining flexibility to meet the liquidity needs of the Portfolio.

* To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. Vanguard's Fixed Income Group provides investment advisory services to many Vanguard funds; as of June 30, 2003, the Fixed Income Group managed more than $237 billion in total assets. The individuals responsible for overseeing the Portfolio's investments are:

     The individuals responsible for overseeing the Portfolio's investments are:

* ROBERT F. AUWAERTER, Principal of Vanguard. He has managed portfolio investments since 1978; has been with Vanguard since 1981; has managed the Portfolio since its inception; and has overseen all the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

* GREGORY S. NASSOUR, CFA. He has been with Vanguard since 1992; has worked in investment management since 1994; and has managed the Portfolio since 2002. Education: B.S., West Chester University; M.B.A., St. Joseph's University. For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.

     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisor. Also, the board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the advisor.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

     Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' most recent semiannual report to shareholders, has not been audited by independent accountants. The information for all other periods in the table through December 31, 2002, has been derived from the financial statements audited by Pricewaterhouse Coopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the six months ended June 30, 2003, with a net asset value (price) of $10.71 per share. During the period, the Portfolio earned $0.16 per share from investment income (interest and dividends) and $0.15 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

During the period, shareholders received $0.34 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $10.68, reflecting earnings of $0.31 per share and distributions of $0.34 per share. This was a decrease of $0.03 per share (from $10.71 at the beginning of the period to $10.68 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 2.97% for the period.

As of June 30, 2003, the Portfolio had $354 million in net assets. For the period, its annualized expense ratio was 0.23% ($2.30 per $1,000 of net assets) and its annualized net investment income amounted to 3.80% of its average net assets. It sold and replaced securities valued at an annualized rate of 68% of its net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND SHORT-TERM CORPORATE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                                                YEAR ENDED
                                                                                               SEPTEMBER 30,   FEB. 8+ TO
                                              SIX MONTHS ENDED     YEAR ENDED       OCT. 1 TO ---------------    SEP. 30,
                                                JUNE 30, 2003*  DEC. 31, 2002  DEC. 31, 2001**  2001    2000         1999
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.71         $10.40          $10.40 $ 9.72   $9.75       $10.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .16            .32            .115   .581    .646         .355
 Net Realized and Unrealized Gain (Loss) on Investments    .15            .31           (.115)  .430   (.030)       (.250)
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         .31            .63              --  1.011    .616         .105
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.34)          (.32)             --  (.331)  (.646)       (.355)
 Distributions from Realized Capital Gains                  --             --              --     --      --           --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (.34)          (.32)             --  (.331)  (.646)       (.355)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $10.68         $10.71          $10.40 $10.40   $9.72       $ 9.75
==========================================================================================================================
TOTAL RETURN                                             2.97%          6.25%           0.00% 10.65%   6.54%        1.08%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $354           $298            $142   $128     $63          $29
 Ratio of Total Expenses to Average Net Assets         0.23%++          0.23%         0.21%++  0.21%   0.20%      0.27%++
 Ratio of Net Investment Income to Average Net Assets  3.80%++          4.65%         5.50%++  6.33%   6.74%      5.74%++
 Portfolio Turnover Rate                                 68%++            72%             15%    46%     44%          39%
==========================================================================================================================
 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Inception.
++Annualized.



The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.

     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

     The Portfolio may suspend the redemption right or postpone payment at times
when  the  New  York  Stock   Exchange   is  closed  or  during  any   emergency
circumstances, as determined by the U.S. Securities and Exchange Commission.

     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.

GLOSSARY OF INVESTMENT TERMS

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered investment-grade; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

   Post Office Box 2600
   Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about Vanguard Variable Insurance Fund Short-Term Corporate Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING CORPORATION,
DISTRIBUTOR.

P144SA 102003

VANGUARD(R) VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

October 13,  2003

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

BOND
PROSPECTUS

[GRAPHICS]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO
Prospectus
October 13, 2003
--------------------------------------------------------------------------------
CONTENT

  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  8 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISOR
  9 TAXES
  9 SHARE PRICE
  9 FINANCIAL HIGHLIGHTS
 12 GENERAL INFORMATION
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Total Bond Market Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

     The Total Bond Market Index Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
--------------------------------------------------------------------------------

PORTFOLIO PROFILE

Prior to May 1, 2002, this Portfolio was known as the High-Grade Bond Portfolio.

INVESTMENT OBJECTIVE

The Portfolio seeks to track the performance of a broad market-weighted bond index.

PRIMARY INVESTMENT STRATEGIES

The Portfolio employs a "passive management"--or indexing--strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

     The Portfolio invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Portfolio's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

PRIMARY RISKS

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:

* Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio.

* Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk should be moderate for the Portfolio.

* Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Portfolio because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

* Call risk, which is the chance that during periods of falling interest rates, issuers will call--or repay--higher-yielding bonds that are callable before their maturity dates. The Portfolio would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Portfolio because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

* Index sampling risk, which is the chance that the securities selected for the Portfolio will not provide investment performance matching that of the Index. Index sampling risk should be low for the Portfolio.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ------------------------------------------------------------
      [BAR CHART SCALE -60% TO 80%]
                                 1993      9.40
                                 1994     -2.68
                                 1995     18.04
                                 1996      3.53
                                 1997      9.41
                                 1998      8.60
                                 1999     -0.80
                                 2000     11.28
                                 2001      8.30
                                 2002      8.31
      ------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.00% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.78% (quarter ended March 31, 1994).

      ---------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
      ---------------------------------------------------------------------
                                              1 YEAR   5 YEARS     10 YEARS
      ---------------------------------------------------------------------
      Total Bond Market Index Portfolio        8.31%     7.06%        7.19%
      Lehman Brothers Aggregate Bond Index    10.26      7.55         7.51
      ---------------------------------------------------------------------

A NOTE ON FEES

As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

    ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
    Management Expenses:                                              0.21%
    12b-1 Distribution Fee:                                           None
    Other Expenses:                                                   0.03%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                      0.24%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

         ----------------------------------------------
          1 YEAR      3 YEARS    5 YEARS      10 YEARS
         ----------------------------------------------

             $25          $77       $135          $306
         ----------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio invests in fixed income and mortgage-backed securities. As a result, the Portfolio is subject to certain risks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates such as those issued by the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you should have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------

[FLAG]
     THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES WILL FALL WHEN INTEREST RATES RISE.

     In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a moderate level of interest rate risk because its holdings have an intermediate-term average maturity.

     The Portfolio is also subject to credit risk--the chance that its share price could decline if issuers of the bonds it holds experience financial difficulties. Credit risk is expected to be low for the Portfolio because it invests primarily in bonds with high credit-quality ratings.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

     In addition, the Portfolio is subject to income risk--the chance that dividends paid from net interest income will decline because of a decline in overall interest rates. In general, income risk is highest for short-term bond portfolios and lowest for long-term bond portfolios. Accordingly, the Portfolio is expected to have a moderate level of income risk.

     The Portfolio may enter into mortgage-dollar-roll transactions in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance returns and reduce administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.

SECURITY SELECTION

The Portfolio invests in a statistically selected sample of fixed income and mortgage-backed securities in an attempt to parallel the performance of the Lehman Brothers Aggregate Bond Index. The statistical sampling technique is used because it would be impractical and too costly to actually own all of the securities that make up the Index. The Portfolio invests at least 80% of its assets in bonds represented in the Index; this policy may be changed only upon 60 days' notice to investors.

     Using sophisticated computer programs, the Portfolio selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Portfolio keeps industry sector and sub-sector exposure within tight boundaries compared with that of its target index. Because the Portfolio does not hold all issues in its target index--which is a different strategy called "replication"--some of the issues (and issuers) that are held will likely be overweighted (or underweighted) as compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing a well-diversified credit portfolio.

     As part of the index sampling process, the Portfolio has the flexibility to overweight nongovernment bonds relative to their representation in the target index. When implemented, this involves substituting nongovernment bonds for government bonds of the same maturity. This strategy, which we call "corporate substitution," may increase the Portfolio's income, but it will also marginally increase its exposure to credit risk. The Portfolio limits corporate substitutions to bonds with maturities of less than 5 years and generally with credit quality of A or better. In addition, the Portfolio limits corporate substitutions to a maximum of 10% of its assets.

     The Lehman Brothers Aggregate Bond Index is made up of four major types of taxable bonds in the United States: U.S. Treasury and agency securities, corporate bonds, foreign bonds denominated in U.S. dollars, and mortgage-backed securities. As of June 30, 2003, these four types of bonds represented the following proportions of the Portfolio's market value:

      -------------------------------------------------------------
                                             PORTION OF PORTFOLIO'S
      TYPE OF BOND                                MARKET VALUE
      -------------------------------------------------------------
      Corporate                                         35.7%
      Mortgage-backed                                   33.4
      U.S. Treasury and government agency               26.5
      Foreign                                            4.4
      -------------------------------------------------------------

     Since 1991, the effective dollar-weighted average maturity of the Portfolio has ranged from a high of 13.0 years to a low of 6.6 years; it was 6.7 years on June 30, 2003. The Portfolio attempts to remain fully invested in bonds at all times.

     Up to 20% of the Portfolio's assets may be used to purchase nonpublic investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index.

     The Portfolio invests a substantial portion of its assets in mortgage-backed securities, which represent partial ownership in pools of mortgage loans. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the Government National Mortgage Association (GNMA), often referred to as "Ginnie Mae"; the Federal Home Loan Mortgage Corporation (FHLMC); the Federal National Mortgage Association (FNMA), often referred to as "Fannie Mae"; and the Federal Housing Authority (FHA). GNMAs are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; mortgage securities issued by other government agencies or private corporations are not.

     The   Portfolio   may   also   invest   in   conventional   mortgage-backed
securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions.

OTHER INVESTMENT POLICIES AND RISKS

The Portfolio may invest in bonds of foreign issuers, so long as the securities are denominated in U.S. dollars. To the extent that it owns foreign bonds, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of the U.S. dollar versus foreign currencies could make it difficult for a foreign bond issuer to make payments on its dollar-denominated bonds.

     The Portfolio may invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Portfolio may also invest in less-risky classes of collateralized mortgage obligations (CMOs). Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio uses futures only for the purpose of tracking its target index. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES


A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

     The reasons for which the Portfolio may invest in futures include:

*    To  achieve   performance  similar  to  that  of  bonds  while  maintaining flexibility to meet the liquidity needs of the Portfolio.

* To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. Vanguard's Fixed Income Group provides investment advisory services to many Vanguard funds; as of June 30, 2003, the Fixed Income Group managed more than $237 billion in total assets.

     The individuals responsible for overseeing the Portfolio's investments are:

* GREGORY DAVIS, CFA. He has worked in investment management with Vanguard since 1999 and has managed the Portfolio since 2002. Education: B.S., Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.

* ROBERT F. AUWAERTER, Principal of Vanguard. He has managed portfolio investments since 1978; has been with Vanguard since 1981; and has overseen all the Fixed Income Group's portfolio management activities since 2003.
     Education:   B.S.,   University  of  Pennsylvania;   M.B.A.,   Northwestern
     University.

     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.

     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisor or the Portfolio. Also, the board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the advisor.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

     Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' most recent semiannual report to shareholders, has not been audited by independent accountants. The information for all other periods in the table through December 31, 2002, has been derived from the financial statements audited by Pricewaterhouse Coopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the six months ended June 30, 2003, with a net asset value (price) of $11.74 per share. During the period, the Portfolio earned $0.26 per share from investment income (interest and dividends) and $0.17 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.56 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $11.61, reflecting earnings of $0.43 per share and distributions of $0.56 per share. This was a decrease of $0.13 per share (from $11.74 at the beginning of the period to $11.61 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 3.84% for the period.

As of June 30, 2003, the Portfolio had $696 million in net assets. For the period, its annualized expense ratio was 0.24% ($2.40 per $1,000 of net assets) and its annualized net investment income amounted to 4.54% of its average net assets. It sold and replaced securities valued at an annualized rate of 62% of its net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO*
----------------------------------------------------------------------------------------------------------------------------
                                                                                                YEAR ENDED SEPTEMBER 30,
                                             SIX MONTHS ENDED    YEAR ENDED       OCT. 1 TO --------------------------------
                                              JUNE 30, 2003** DEC. 31, 2002  DEC. 31, 2001+    2001     2000    1999   1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $11.74        $11.29          $11.34  $10.36   $10.34  $11.07 $10.57
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .26           .54            .158    .653     .680    .646   .663
 Net Realized and Unrealized Gain (Loss) on Investments   .17           .36           (.208)   .670     .020   (.700)  .500
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        .43           .90           (.050)  1.323     .700   (.054) 1.163
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                    (.56)         (.45)             --   (.343)   (.680)  (.646) (.663)
 Distributions from Realized Capital Gains                 --            --              --      --       --   (.030)    --
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                   (.56)         (.45)             --   (.343)   (.680)  (.676) (.663)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $11.61        $11.74          $11.29  $11.34   $10.36  $10.34 $11.07
============================================================================================================================
TOTAL RETURN                                            3.84%         8.31%          -0.44%  13.05%    7.05%  -0.49% 11.36%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $696          $688            $533    $520     $337    $337   $322
 Ratio of Total Expenses to Average Net Assets        0.24%++         0.24%         0.22%++   0.22%    0.20%   0.23%  0.28%
 Ratio of Net Investment Income to Average Net Assets 4.54%++         5.33%         5.82%++   6.31%    6.63%   6.06%  6.16%
 Portfolio Turnover Rate                                62%++           91%             19%     75%      61%     69%    65%
============================================================================================================================
 *Prior to May 1, 2002, the Portfolio was known as the High-Grade Bond
  Portfolio.
**Unaudited.
 +The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
++Annualized.


The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.

     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

     The Portfolio may suspend the redemption right or postpone payment at times
when  the  New  York  Stock   Exchange   is  closed  or  during  any   emergency
circumstances, as determined by the U.S. Securities and Exchange Commission.

     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.

GLOSSARY OF INVESTMENT TERMS

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered investment-grade; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

   Post Office Box 2600
   Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Variable Insurance Fund Total Bond Market Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING CORPORATION,
DISTRIBUTOR.

P067SA 102003

VANGUARD(R) VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

October 13, 2003

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

BOND
PROSPECTUS

[GRAPHIC]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO
Prospectus
October 13, 2003
--------------------------------------------------------------------------------
CONTENT

  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  8 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISOR
  9 TAXES
  9 SHARE PRICE
 10 FINANCIAL HIGHLIGHTS
 12 GENERAL INFORMATION
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The High Yield Bond Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

     The High Yield Bond Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a high level of income.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks.

PRIMARY RISKS

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:

* Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk is high for the Portfolio.

* Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally moderate for the Portfolio.

* Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio.

* Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

     BECAUSE OF THE SPECULATIVE NATURE OF JUNK BONDS, YOU SHOULD CARE- FULLY CONSIDER THE RISKS ASSOCIATED WITH THIS PORTFOLIO BEFORE YOU PURCHASE SHARES.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

         ---------------------------------------------------
                           ANNUAL TOTAL RETURNS
         ---------------------------------------------------
         [BAR CHART SCALE -60% TO 80%
                              1997        12.08%
                              1998         4.06
                              1999         2.89
                              2000        -2.06
                              2001         3.25
                              2002         1.54
         ---------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.66% (quarter ended December 31, 2002), and the lowest return for a quarter was -3.26% (quarter ended December 31, 2000).


         ------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
         ------------------------------------------------------------------
                                                                      SINCE
                                         1 YEAR      5 YEARS     INCEPTION*
         ------------------------------------------------------------------
         High Yield Bond Portfolio         1.54%        1.91%         4.58%
         Lehman Brothers High Yield
           Bond Index                     -1.41         0.38          3.24
         ------------------------------------------------------------------
         * Since-inception returns are from June 3, 1996--the inception date of the Portfolio--through December 31, 2002.
         ------------------------------------------------------------------

A NOTE ON FEES

As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

      ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
      Management Expenses:                                          0.30%
      12b-1 Distribution Fee:                                        None
      Other Expenses:                                               0.03%
         TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                 0.33%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

         ---------------------------------------------------
         1 YEAR        3 YEARS         5 YEARS      10 YEARS
         ---------------------------------------------------
            $34           $106            $185          $418
         ---------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio invests in high-yielding corporate bonds, commonly known as "junk bonds." As a result, the Portfolio is subject to certain risks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on their debts in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------

[FLAG]
     BECAUSE IT INVESTS IN HIGH-YIELD BONDS--WHOSE PRICES AND CREDIT QUALITY CAN CHANGE SUDDENLY AND UNEXPECTEDLY--THE PORTFOLIO IS SUBJECT TO A HIGH DEGREE OF CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER. PRICES OF HIGH-YIELD SECURITIES ARE LIKELY TO FLUCTUATE MORE SEVERELY THAN PRICES OF INVESTMENT-GRADE BONDS, AND MAY FLUCTUATE INDEPENDENTLY FROM THE BROADER BOND MARKET.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

     Credit risk is expected to be high for the Portfolio because it invests primarily in bonds issued by corporations with relatively low credit-quality ratings.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you should have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

[FLAG]
     THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES WILL FALL WHEN INTEREST RATES RISE.

     In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a moderate level of interest rate risk because its holdings have an intermediate-term average maturity.

     In addition, the Portfolio is subject to income risk--the chance that dividends paid from net interest income will decline because of a decline in overall interest rates. In general, income risk is highest for short-term bond portfolios and lowest for long-term bond portfolios. Accordingly, the Portfolio is expected to have a moderate level of income risk.

     The Portfolio may enter into mortgage-dollar-roll transactions in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance returns and reduce administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.

SECURITY SELECTION

The Portfolio invests in a diversified group of high-yielding corporate bonds, commonly known as "junk bonds." The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's or, if unrated, are of comparable quality as determined by the Portfolio's advisor. These bonds are considered to be "below investment-grade," meaning that they carry a high degree of risk and are considered speculative.

     No more than 20% of the Portfolio's assets may be invested in debt securities rated less than B or unrated, convertible securities, or preferred stocks. The Portfolio may invest up to 20% of its assets in government securities and/or bonds rated Baa or above by Moody's or BBB or above by Standard & Poor's, which are commonly referred to as investment-grade securities. The Portfolio will not invest in securities that are rated less than Caa ("substantial risk, in poor standing") by Moody's or CCC by Standard &
Poor's or, if unrated, are of comparable quality as determined by the Portfolio's advisor. If the credit rating of a security held by the Portfolio is later downgraded below Caa or CCC, the Portfolio may continue to hold it, and it will be sold only if the advisor believes it would be advantageous to do so.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISOR WILL DO A POOR JOB OF SELECTING THE SECURITIES IN WHICH THE PORTFOLIO INVESTS.

     The Portfolio's advisor selects securities on an individual basis after researching-- among other things--the nature of a company's business, its strategy, and the quality of its management. The advisor looks for bonds with attractive yields issued by companies whose financial prospects are stable or improving.

     The share price of the Portfolio is influenced not only by changing interest rates and by market perceptions of credit quality but also by the outlook for economic growth. When the economy appears to be weakening or shrinking, investors may fear that defaults on high-yield bonds will increase and that the market value of high-yield bonds will decline, even if other bond prices are rising because of a decline in prevailing interest rates.

     During such periods, trading activity in the market for high-yield bonds may slow, and it may become more difficult to find buyers for the bonds. In such conditions, prices of high-yield bonds could decline suddenly and substantially, and the Portfolio could be forced to sell securities at a significant loss to meet shareholder redemptions. Also, there may be significant disparities in the prices quoted for high-yield securities by bond dealers, making it difficult for the Portfolio to value its securities accurately. As of June 30, 2003, the Portfolio's holdings had the following credit-quality characteristics:

         ----------------------------------------------------------
         CREDIT QUALITY       PERCENTAGE OF PORTFOLIO'S NET ASSETS
         ----------------------------------------------------------
         Treasury/Agency                            5.0%
         Baa                                        5.2
         Ba                                        46.0
         B                                         43.4
         Not Rated                                  0.4
         ----------------------------------------------------------

     The Portfolio's advisor seeks to mitigate credit risk by diversifying holdings across many issuers and a wide variety of industries. As of June 30, 2003, the Portfolio held the bonds of 210 corporate issuers. The advisor also seeks to mitigate risk by making its own independent and ongoing assessment of the credit quality of the Portfolio's holdings, rather than relying solely on the credit-quality analyses of rating agencies.

     The Portfolio may invest in asset-backed securities--i.e., bonds that represent partial ownership in pools of consumer or commercial loans, such as mortgage loans, automobile loans, or credit-card balances. The value of asset-backed securities ultimately depends on repayments by the underlying borrowers. A primary risk of asset-backed securities is that it is difficult to predict how prepayments by borrowers will affect the maturity of such investments.

     The Portfolio may invest in restricted, privately placed securities that, under SEC rules, may only be sold to qualified institutional buyers. Because these securities can only be resold to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for the Portfolio to convert to cash if needed.

     The Portfolio will not invest more than 15% of its net assets in illiquid securities. If a substantial market develops for a restricted security held by the Portfolio, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Portfolio's board of trustees. While the Portfolio's investment advisor determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the advisor's decisions. The factors the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.

OTHER INVESTMENT POLICIES AND RISKS

The Portfolio may invest in bonds of foreign issuers, so long as the securities are denominated in U.S. dollars. To the extent that it owns foreign bonds, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of the U.S. dollar versus foreign currencies could make it difficult for a foreign bond issuer to make payments on its dollar-denominated bonds.

     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Portfolio may also invest in credit swaps and interest rate swaps. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

     The reasons for which the Portfolio may invest in futures include:

*    To  achieve   performance  similar  to  that  of  bonds  while  maintaining flexibility to meet the liquidity needs of the Portfolio.

* To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the Portfolio. Wellington Management, an investment advisory firm founded in 1928, managed approximately $338 billion in stock and bond portfolios as of June 30, 2003.

     The individual responsible for overseeing the Portfolio's investments is:

* EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Portfolio since its inception. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.

     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the advisory fee paid to Wellington Management represented an effective annual rate of 0.06% of the Portfolio's average net assets.

     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisor. Also, the board of trustees may direct an advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the advisors.

     Under the terms of an SEC exemptive order, the board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

     Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' most recent semiannual report to shareholders, has not been audited by independent accountants. The information for all other periods in the table through December 31, 2002, has been derived from the financial statements audited by Pricewaterhouse Coopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the six months ended June 30, 2003, with a net asset value (price) of $8.21 per share. During the period, the Portfolio earned $0.21 per share from investment income (interest and dividends) and $0.61 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.57 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $8.46, reflecting earnings of $0.82 per share and distributions of $0.57 per share. This was an increase of $0.25 per share (from $8.21 at the beginning of the period to $8.46 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 10.47% for the period.

As of June 30, 2003, the Portfolio had $282 million in net assets. For the period, its annualized expense ratio was 0.33% ($3.30 per $1,000 of net assets) and its annualized net investment income amounted to 7.78% of its average net assets. It sold and replaced securities valued at an annualized rate of 30% of its net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                                                YEAR ENDED SEPTEMBER 30,
                                               SIX MONTHS ENDED     YEAR ENDED      OCT. 1 TO  ----------------------------
                                                 JUNE 30, 2003*  DEC. 31, 2002 DEC. 31, 2001**   2001   2000   1999   1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $8.21          $8.59         $8.28   $9.02  $9.50 $10.09 $10.59
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .21            .59          .168    .794   .849   .847   .895
 Net Realized and Unrealized Gain (Loss) on Investments     .61           (.46)         .142  (1.120) (.480) (.573) (.485)
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          .82            .13          .310   (.326)  .369   .274   .410
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.57)          (.51)           --   (.414) (.849) (.847) (.895)
 Distributions from Realized Capital Gains                   --             --            --      --     --  (.017) (.015)
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                      (.57)          (.51)           --   (.414) (.849) (.864) (.910)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $8.46          $8.21         $8.59   $8.28  $9.02 $ 9.50 $10.09
==========================================================================================================================
TOTAL RETURN                                             10.47%          1.54%         3.74%  -3.72%  4.03%  2.68%  3.85%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                      $282           $203          $172    $158   $142   $146   $131
 Ratio of Total Expenses to Average Net Assets           0.33%+          0.33%        0.28%+   0.28%  0.26%  0.29%  0.31%
 Ratio of Net Investment Income to Average Net Assets    7.78%+          8.40%        8.87%+   9.26%  9.12%  8.51%  8.45%
 Portfolio Turnover Rate                                   30%+            30%            6%     29%    23%    31%    38%
--------------------------------------------------------------------------------------------------------------------------
 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.


The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.

     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

     The Portfolio may suspend the redemption right or postpone payment at times
when  the  New  York  Stock   Exchange   is  closed  or  during  any   emergency
circumstances, as determined by the U.S. Securities and Exchange Commission.

     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.

GLOSSARY OF INVESTMENT TERMS

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered investment-grade; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD LOGO(R) LOGO]

   Post Office Box 2600
   Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Variable Insurance Fund High Yield Bond Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING CORPORATION,
DISTRIBUTOR.

P146SA 102003

VANGUARD(R) VARIABLE INSURANCE FUND
BALANCED PORTFOLIO
October 13, 2003

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

BALANCED
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO
Prospectus
October 13, 2003
--------------------------------------------------------------------------------
CONTENT

  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  8 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISER
  9 TAXES
  9 SHARE PRICE
 10 FINANCIAL HIGHLIGHTS
 12 GENERAL INFORMATION
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Balanced Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

     The Balanced Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
--------------------------------------------------------------------------------

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE

The Portfolio seeks to conserve capital and to provide moderate, long-term growth of capital and income.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend paying common stocks of established large and medium-size companies that, in the advisor's opinion, are undervalued but have prospects to improve. These stocks are commonly referred to as "value" stocks. The remaining 30% to 40% of assets are invested primarily in investment-grade corporate bonds, with some exposure to U.S. Treasury, government agency, and mortgage-backed securities.

PRIMARY RISKS

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock and bond markets. The Portfolio's performance could be hurt by:

* Investment style risk, which is the chance that returns from mid- and large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

* Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should range from low to moderate for the Portfolio.

* Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk is low for the Portfolio.

* Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a composite stock/bond index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

         ---------------------------------------------------
                           ANNUAL TOTAL RETURNS
         ---------------------------------------------------
         [BAR CHART SCALE -60% TO 80%]
                              1993        13.18%
                              1994        -0.61
                              1995        32.43
                              1996        16.23
                              1997        23.13
                              1998        12.04
                              1999         4.32
                              2000        10.36
                              2001         4.43
                              2002        -6.72
         ---------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.06% (quarter ended June 30, 1997), and the lowest return for a quarter was -11.00% (quarter ended September 30, 2002).

         -----------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
         -----------------------------------------------------------------------
                                         1 YEAR         5 YEARS         10 YEARS
         -----------------------------------------------------------------------
         Balanced Portfolio              -6.72%            4.67%          10.36%
         Standard & Poor's 500 Index    -22.10            -0.59            9.34
         Composite Stock/Bond Index*    -10.98             2.52            9.23
         -----------------------------------------------------------------------
         * Made up of unmanaged stock/bond indexes. The stock component, which is weighted 65%, is the S&P 500 Index. The bond component, which is weighted 35%, was based on the Lehman Brothers Long Credit AA or Better Bond Index through March 31, 2000, and the Lehman Brothers Credit A or Better Bond Index thereafter.
         -----------------------------------------------------------------------

A NOTE ON FEES

As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses o not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

    ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from  the Portfolio's assets)
    Management Expenses:                                                   0.33%
    12b-1 Distribution Fee:                                                 None
    Other Expenses:                                                        0.02%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                           0.35%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

         ---------------------------------------------------
              1 YEAR     3 YEARS    5 YEARS      10 YEARS
         ---------------------------------------------------
                 $36        $113       $197          $443
         ---------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks and bonds. Because the prices of bonds are typically less volatile than the prices of stocks, a balanced fund should result in less investment risk than a fund investing exclusively in stocks.
--------------------------------------------------------------------------------

MARKET EXPOSURE

STOCKS

The Portfolio invests 60% to 70% of its assets in common stocks, with an emphasis on dividend-paying stocks of well-established large or medium-size companies.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

         ------------------------------------------------
                U.S. STOCK MARKET RETURNS (1926-2002)
         ------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
         ------------------------------------------------

         Best        54.2%    28.6%     19.9%       17.8%
         Worst     - 43.1    -12.4      -0.8         3.1
         Average     12.2     10.9      11.2        11.4
         ------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2002. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.9%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE PORTFOLIO INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, LARGE-CAP VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

BONDS

The Portfolio invests 30% to 40% of its assets in high-quality short-, intermediate-, and long-term bonds that the advisor believes will generate a high and sustainable level of income.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you should have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

[FLAG]
     THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES.

SECURITY SELECTION

The Portfolio invests in both stocks and bonds. It invests 60% to 70% of its assets in common stocks, with an emphasis on dividend-paying stocks of well-established large or medium-size companies. The Portfolio invests 30% to 40% of its assets in high-quality short-, intermediate-, and long-term bonds that the advisor believes will generate a high and sustainable level of income. The combination of stocks and bonds is intended to conserve capital, provide a reasonable level of current income, and offer the potential for long-term growth of capital and income.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISOR WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

     In building the Portfolio's stock holdings, the advisor seeks to purchase companies whose prospects are improving but whose share prices do not reflect their value. The advisor's goal is to identify and purchase these securities before their value is recognized by other investors. The advisor emphasizes stocks that, on average, provide a higher level of dividend income than stocks in the overall market generally provide. By purchasing a diversified group of such "value" stocks, the advisor hopes to assemble a portfolio that will produce increased income and capital appreciation over time, with moderate risk in comparison with the stock market as a whole.

     In selecting the Portfolio's bond holdings, the advisor emphasizes investment-grade corporate bonds issued by high-quality companies. The Portfolio also invests in bonds issued by the U.S. government and government agencies and in mortgage-backed securities. To generate a relatively stable stream of interest income, the advisor does not generally make large adjustments in the average maturity of the Portfolio's bond holdings in anticipation of changes in interest rates. While the Portfolio does not observe specific maturity guidelines, the dollar-weighted average maturity of the Portfolio's bonds as of June 30, 2003, was 8.3 years.

     A breakdown of the Portfolio's bond holdings (which amounted to 31% of the Portfolio's net assets) as of June 30, 2003, follows:

---------------------------------------------------------------------------
TYPE OF BOND                        PERCENTAGE OF PORTFOLIO'S BOND HOLDINGS
---------------------------------------------------------------------------
Corporate                                                  71.3%
U.S. Treasury and government agency                        15.8
Government mortgage-backed                                 12.5
Foreign                                                     0.4
---------------------------------------------------------------------------

     The advisor purchases bonds of investment-grade quality--i.e., bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's. The dollar-weighted average quality of bonds held by the Portfolio as of June 30, 2003, was Aa3, according to Moody's.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE SECURITY PRICES TO DECLINE.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

     Although the Portfolio may hold any mix of stocks, bonds, and cash investments it deems desirable, the advisor generally adjusts the allocation only gradually and only within the target ranges of 60% to 70% for stocks and 30% to 40% for bonds. Such allocation changes can occur for any of three reasons: n To improve the Portfolio's income stream.

*    Because one type of asset has significantly outperformed the other.

*    Because the advisor sees greater value in one type of asset than another.

     The Portfolio may invest up to 20% of its assets in foreign securities. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

OTHER INVESTMENT POLICIES AND RISKS

The Portfolio may invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Portfolio may also invest in less-risky classes of collateralized mortgage obligations (CMOs). Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

     The reasons for which the Portfolio may invest in futures include:

* To achieve performance similar to that of bonds or stocks while maintaining flexibility to meet the liquidity needs of the Portfolio.

* To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the Portfolio. Wellington Management, an investment advisory firm founded in 1928, managed approximately $338 billion in stock and bond portfolios as of June 30, 2003.

     The individuals responsible for overseeing the Portfolio's investments are:

* PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has assisted in the management of the Portfolio since 1994. Education: B.S., Dickinson College; M.S., Sloan School of Management, Massachusetts Institute of Technology.

* EDWARD P. BOUSA, CFA, Vice President of Wellington Management. He has worked in investment management since 1984; has managed assets for Wellington Management since 2000; and has assisted in the management of the Portfolio since 2000. Education: B.A., Williams College; M.B.A., Harvard Business School.

     Wellington Management's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average month-end net assets for each quarter. In addition, Wellington Management's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with that of a Composite Stock/Bond Index over the same period. The Index is a composite benchmark, 65% of which is made up of the Standard & Poor's 500 Index and 35% of which is made up of the Lehman Brothers Credit A or Better Bond Index. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.

     For the fiscal period ended December 31, 2002, and the six-month period ended June 30, 2003, the advisory fee paid to Wellington Management represented an effective annual rate of 0.09% and 0.08% of the Portfolio's average net assets, before performance-based increases of 0.02% for each period.

     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisor. Also, the board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the advisor.

     Under the terms of an SEC exemptive order, the board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to any Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in Vanguard Variable Insurance Fund Actively Managed Stock Portfolios' most recent semiannual report to shareholders, has not been audited by independent accountants. The information for all other periods in the table through December 31, 2002, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the period ended June 30, 2003, with a net asset value (price) of $14.72 per share. During the period, the Portfolio earned $0.23 per share from investment income (interest and dividends) and $1.02 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

During the period, shareholders received $0.47 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $15.50, reflecting earnings of $1.25 per share distributions of $0.47 per share. This was an increase of $0.78 per share (from $14.72 at the beginning of the period to $15.50 at the end of the period). The total return from the Portfolio was 8.80% for the period.

As of June 30, 2003, the Portfolio had $772 million in net assets. For the period, its annualized expense ratio was 0.35% ($3.50 per $1,000 of net assets) and its annualized net investment income amounted to 3.16% of its average net assets. It sold and replaced securities valued at an annualized rate of 31% of its net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND BALANCED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED    YEAR ENDED       OCT. 1 TO ----------------------------
                                              JUNE 30. 2003* DEC. 31, 2002 DEC. 31, 2001**    2001   2000   1999   1998
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $14.72        $16.98         $15.87  $16.93 $17.41 $17.73 $17.97
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                   .23          .445            .12     .54    .71    .63    .63
 Net Realized and Unrealized Gain (Loss) on Investments 1.02        (1.460)           .99     .08    .26    .95    .56
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      1.25        (1.015)          1.11     .62    .97   1.58   1.19
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.47)        (.630)            --    (.72)  (.64)  (.62)  (.60)
 Distributions from Realized Capital Gains                --         (.615)            --    (.96)  (.81) (1.28)  (.83)
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (.47)       (1.245)            --    (1.68)(1.45) (1.90) (1.43)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $15.50        $14.72         $16.98  $15.87 $16.93 $17.41 $17.73
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           8.80%        -6.72%          6.99%   4.15%  5.91%  9.44%   7.26
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                   $772          $693           $697    $636   $512   $599   $553
 Ratio of Total Expenses to Average Net Assets        0.35%+         0.33%         0.30%+   0.29%  0.25%  0.29%  0.31%
 Ratio of Net Investment Income to Average Net Assets 3.16%+         3.13%         3.15%+   3.53%  3.98%  3.58%  3.72%
 Portfolio Turnover Rate                                31%+           24%             4%     27%    28%    24%    31%
=======================================================================================================================
 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.




The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.

     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission. The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.

GLOSSARY OF INVESTMENT TERMS

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered investment-grade; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

   Post Office Box 2600
   Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you'd like more information about Vanguard Variable Insurance Fund Balanced Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Actively Managed Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING CORPORATION,
DISTRIBUTOR.

P069SA 102003

VANGUARD(R) VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

October 13, 2003


     This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

STOCK
PROSPECTUS
[GRAPHIC]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP (R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO
Prospectus
October 13, 2003
--------------------------------------------------------------------------------
CONTENTS
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  7 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISORS
  9 TAXES
  9 SHARE PRICE
 10 FINANCIAL HIGHLIGHTS
 12 GENERAL INFORMATION
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Equity Income Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

     The Equity Income Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests mainly in common stocks of established, medium-size and large companies that pay above-average levels of dividend income and have the potential for capital appreciation. In addition, the advisors look for companies that are committed to paying dividends consistently. The advisors' focus on income usually results in the purchase of "value stocks," which often have above-average dividend yields and prices that are below-average in comparison with such measures as earnings and book value. The Portfolio uses two investment advisors to manage its holdings.

PRIMARY RISKS

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

* STOCK MARKET RISK, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* INVESTMENT STYLE RISK, which is the chance that returns from mid- or large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

* MANAGER RISK, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes and the average equity income fund. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

         ---------------------------------------------------
                           ANNUAL TOTAL RETURNS
         ---------------------------------------------------
         [BAR CHART SCALE -60% TO 80%]
                              1994        -1.24%
                              1995        38.90
                              1996        18.69
                              1997        34.39
                              1998        17.62
                              1999        -2.51
                              2000        11.37
                              2001        -3.51
                              2002       -13.76
         ---------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 13.21% (quarter ended June 30, 1997), and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).


    ----------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
    ----------------------------------------------------------------------------
                                                                           SINCE
                                       1 YEAR        5 YEARS          INCEPTION*
    ----------------------------------------------------------------------------
     Equity Income  Portfolio         -13.76%          1.22%               9.80%
     Russell 1000 Value Index         -15.52           1.16               10.02
     Standard & Poor's 500 Index      -22.10          -0.59                9.33
     Average  Equity Income Fund**    -16.33          -0.71                7.53
    ----------------------------------------------------------------------------
     *Since-inception  returns are from June 7, 1993--the  inception date of the
      Portfolio--through December 31, 2002.
    **Derived from data provided by Lipper Inc.
    ----------------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.34%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.03%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.37%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

         --------------------------------------------------
            1 YEAR      3 YEARS    5 YEARS      10 YEARS
         --------------------------------------------------
              $38         $119       $208         $468
         --------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests mainly in common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

4

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

     ----------------------------------------------------
             U.S. STOCK MARKET RETURNS (1926-2002)
     ----------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
     ----------------------------------------------------
     Best           54.2%    28.6%     19.9%       17.8%
     Worst          43.1    -12.4      -0.8         3.1
     Average        12.2     10.9      11.2        11.4
     ----------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2002. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.9%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
     Mutual funds that invest in stocks can be classified according to the average market capitalization (shares outstanding x market price) of their holdings. The usual categories are small-cap, mid-cap, and large-cap. It's important to understand that for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The median market capitalization of the Portfolio as of August 31, 2003, was $23.5 billion.
     Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Equity Income Portfolio generally fits into the large-cap value category.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE PORTFOLIO INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS
--------------------------------------------------------------------------------

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below-average in comparison with those measures; these stocks often have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.

SECURITY SELECTION
The Portfolio invests mainly in common stocks of established, medium-size and large companies that pay above-average dividends. At the time of purchase by the Portfolio, a stock is usually out of favor with the investment community. Stocks purchased by the Portfolio are expected to produce a high and stable level of income and to have the potential for long-term capital appreciation. In the past, stocks with high dividend yields have tended to lag the overall stock market during periods when stock prices generally are rising and to outperform it during periods of flat or declining prices.
     The advisors' focus on income usually results in the purchase of "value stocks," which often have above-average dividend yields. Value stocks are generally out of favor in periods when investors are drawn to companies with strong prospects for growth. The prices of value stocks, therefore, may be below-average in comparison with such measures as earnings and book value.
     Although the Portfolio generally invests primarily in common stocks, it may invest up to 20% of its assets in cash investments and investment-grade bonds (those that have received one of the top four credit-quality ratings by Standard & Poor's or Moody's Investors Service).
     Each investment advisor independently chooses and maintains a selection of investments for the Portfolio. The Portfolio's board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.
     The advisors use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, about the prices of the securities, and about the stock market and economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks that produce above-average income and that, in the advisor's opinion, have the potential for long-term capital growth.
     Wellington Management Company, LLP (Wellington Management), which manages about 60% of the Portfolio's assets, employs a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future. Securities are sold when an investment is no longer considered as attractive as other available investments, based on Wellington Management's fundamental valuation approach.
     The Vanguard Group (Vanguard), through its Quantitative Equity Group, which manages about 40% of the Portfolio's assets, invests mainly in common stocks that pay above- average levels of dividend income and have the potential for capital appreciation. Often, the advisor purchases securities that are out of favor with the investment community.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISORS WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

6

     As of June 30, 2003, the Portfolio had invested 30.4% of net assets in its top ten holdings.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION
--------------------------------------------------------------------------------

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS

Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
     The Portfolio may invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Portfolio may also invest in convertible securities and swap agreements. Vanguard typically invests a small portion of the Portfolio's assets in stock futures and/or shares of exchange-traded funds, including VIPER/(R)/ Shares issued by any Vanguard stock index fund. Investments in exchange-traded fund shares are made in accordance with limitations imposed under the Investment Company Act. Vanguard receives no additional revenue from investing Portfolio assets in VIPER Shares of other Vanguard funds. Portfolio assets invested in VIPER Shares are excluded from the calculation of asset-based cost allocations in determining the expense ratio for the Portfolio.
     Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.

     The reasons for which the Portfolio may invest in futures or exchange-traded fund shares include:
* To achieve performance similar to that of stocks while maintaining flexibility to meet the liquidity needs of the Portfolio.
* To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.
     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisors attempt to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD
The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

8
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISORS

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, and Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, each provide investment advisory services for the Portfolio. The Portfolio uses a multimanager approach to investing its assets. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the board of trustees.
     Wellington Management, an investment advisory firm founded in 1928, managed approximately $338 billion in stock and bond portfolios as of June 30, 2003.
     Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of June 30, 2003, the Quantitative Equity Group managed more than $208 billion in total assets.
     The individuals responsible for overseeing the Portfolio's investments are:
* JOHN R. RYAN, CFA, Senior Vice President and Managing Partner of Wellington Management. He has worked in investment management with Wellington Management since 1981 and has managed a portion of the Portfolio since 2003. Education: B.S., Lehigh University; M.B.A., University of Virginia.
*    GEORGE U.  SAUTER,  Managing  Director  and  Chief  Investment  Officer  of
     Vanguard. He has worked in investment management since 1985; has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987; has had oversight responsibility for Vanguard's Fixed Income Group since 2003; and has managed a portion of the Portfolio since 2003. Education:
     A.B., Dartmouth College; M.B.A., University of Chicago. Mr. Sauter is joined by:
* JOEL M. DICKSON, Principal of Vanguard. He has worked in investment management for Vanguard since 1996 and has managed a portion of the Portfolio since 2003. Education: A.B., Washington University in St. Louis; Ph.D., Stanford University.
     The Portfolio pays one of its advisors--Wellington Management--on a quarterly basis. The quarterly fee paid to Wellington Management is based on certain annual percentage rates applied to average net assets managed by the advisor over the quarterly period. In addition, the quarterly fee paid to Wellington Management is increased or decreased based upon the advisor's performance in comparison to a benchmark index. For these purposes, the cumulative total return of Wellington Management's portion of the Portfolio over a trailing 36-month period is compared to that of the Lipper Equity Income Fund Average over the same period. The Portfolio pays Vanguard on an at-cost basis for the investment advisory and other services Vanguard provides.

     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the advisory fee paid to Newell Associates (the Portfolio's former investment advisor) represented an effective annual rate of 0.10% of the Portfolio's average net assets.
     Please consult the Fund's Statement of Additional Information for more information about the Portfolio's investment advisory arrangements.
     The advisors are authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisors may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisors are authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisors. Also, the board of trustees may direct the advisors to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the advisors.
     Under the terms of an SEC exemptive order, the board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio

10

also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in Vanguard Variable Insurance Fund Actively Managed Stock Portfolios' most recent semiannual report to shareholders, has not been audited by independent accountants. The information for all other periods in the table through December 31, 2002, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.
     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE
--------------------------------------------------------------------------------

The Portfolio began the six months ended June 30, 2003, with a net asset value (price) of $16.55 per share. During the period, the Portfolio earned $0.222 per share from investment income (interest and dividends) and $1.123 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.475 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $17.42, reflecting earnings of $1.345 per share and distributions of $0.475 per share. This was an increase of $0.87 per share (from $16.55 at the beginning of the period to $17.42 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 8.39% for the period.

As of June 30, 2003, the Portfolio had $320 million in net assets. For the period, its annualized expense ratio was 0.37% ($3.70 per $1,000 of net assets) and its annualized net investment income amounted to 2.76% of its average net assets. It sold and replaced securities valued at an annualized rate of 4% of its net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND EQUITY INCOME PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       YEAR ENDED SEPTEMBER 30,
                                                SIX MONTHS ENDED      YEAR ENDED         OCT. 1 TO -------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    JUNE 30, 2003*   DEC. 31, 2002   DEC. 31, 2001**    2001    2000    1999    1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $16.55          $19.79            $19.30  $21.09  $21.10  $19.69  $18.50
----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                     .222             .44               .10     .44     .58     .51    .490
  Net Realized and Unrealized Gain (Loss) on Investments   1.123          (3.05)               .39    (.26)    .08    1.50   1.475
----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        1.345          (2.61)               .49     .18     .66    2.01   1.965
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.450)           (.54)                --   (.58)   (.52)   (.49)  (.400)
  Distributions from Realized Capital Gains               (.025)           (.09)                --  (1.39)   (.15)   (.11)  (.375)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (.475)           (.63)                --  (1.97)   (.67)   (.60)  (.775)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $17.42          $16.55            $19.79  $19.30  $21.09  $21.10  $19.69
==================================================================================================================================
TOTAL RETURN                                               8.39%         -13.76%             2.54%   0.78%   3.06%  10.36%  11.19%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $320            $296              $348    $334    $322    $429    $375
  Ratio of Total Expenses to Average Net Assets           0.37%+          0.37%0            0.32%+   0.33%   0.31%   0.33%   0.36%
  Ratio of Net Investment Income to Average Net Assets    2.76%+           2.45%            2.20%+   2.21%   2.44%   2.44%   2.69%
  Portfolio Turnover Rate                                    4%+              5%                0%      1%      8%      6%      6%
==================================================================================================================================
 *Unaudited.
**The  Portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
 +Annualized.



The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

12
GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks of companies whose prices typically are below-average in comparison with such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

   Post Office Box 2600
   Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Variable Insurance Fund Equity Income Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Actively Managed Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P008SA 102003

VANGUARD(R) VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

October 13, 2003

     This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP (R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO
Prospectus
October 13, 2003
--------------------------------------------------------------------------------
  CONTENTS
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  6 THE PORTFOLIO AND VANGUARD
  7 INVESTMENT ADVISOR
  7 TAXES
  8 SHARE PRICE
  8 FINANCIAL HIGHLIGHTS
 10 GENERAL INFORMATION
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Diversified Value Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
     The Diversified Value Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
------------------------------------------------------------------------------

                                                                               1
PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term growth of capital. As a secondary objective, the Portfolio seeks to provide some dividend income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in common stocks of large and medium-size companies whose stocks are considered by the advisor to be undervalued and out of favor with investors. Such "value" stocks typically have above-average dividend yields and/or below-average prices in relation to such financial measures as earnings and book value.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
* STOCK MARKET RISK, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
* INVESTMENT STYLE RISK, which is the chance that returns from value stocks will trail returns from the overall stock market. Value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
* MANAGER RISK, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio.The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

         ---------------------------------------------------
                           ANNUAL TOTAL RETURNS
         ---------------------------------------------------
         [BAR CHART SCALE -60% TO 80%]
                              2000        26.03
                              2001         0.76
                              2002       -14.24
         ---------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.44% (quarter ended September 30, 2000), and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).

2
     --------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
     --------------------------------------------------------------------------
                                                                         SINCE
                                                   1 YEAR             NCEPTION*
     --------------------------------------------------------------------------
     Diversified Value Portfolio                  -14.24%                -1.40%
     Standard & Poor's 500/Barra Value Index      -20.85                 -4.73
     Russell 1000 Value Index                     -15.52                 -2.01
     --------------------------------------------------------------------------
     *Since-inception  returns are from February 8, 1999--the  inception date of the Portfolio--through December 31, 2002.
      -------------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.47%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.03%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.50%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

          --------------------------------------------------
             1 YEAR      3 YEARS    5 YEARS      10 YEARS
          --------------------------------------------------
               $51         $160       $280          $628
          --------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                                                               3
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests mainly in common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

     ------------------------------------------------------
             U.S. STOCK MARKET RETURNS (1926-2002)
     ------------------------------------------------------
                        1 YEAR  5 YEARS  10 YEARS  20 YEARS
     ------------------------------------------------------

     Best                54.2%    28.6%     19.9%     17.8%
     Worst              -43.1    -12.4      -0.8       3.1
     Average             12.2     10.9      11.2      11.4
     ------------------------------------------------------

4
The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2002. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.9%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
     Mutual funds that invest in stocks can be classified according to the average market capitalization (shares outstanding x market price) of their holdings. The usual categories are small-cap, mid-cap, and large-cap. It's important to understand that for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors.
     Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Diversified Value Portfolio generally fits into the large-cap value category.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE PORTFOLIO INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below-average in comparison with those measures; these stocks often have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

SECURITY SELECTION

The Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income by investing mainly in common stocks of mid- and large-capitalization companies. The advisor's method is to research stocks on a company-by-company basis and to develop earnings forecasts for them. From companies that appear to have strong finances and good prospects for growth in earnings and dividends, the advisor selects those whose stock prices appear to be undervalued by the overall market. Such stocks (often called "value" stocks) will typically have above-average current dividend yields and sell at below-average prices in comparison with such measures as their book value and earnings.
     To keep the Portfolio well diversified, the advisor generally invests no more than 15% of the Portfolio's assets in a single industry group. The Portfolio's overall makeup is expected to differ from that of the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio's performance is likely to differ from the performance of the overall market or broad indexes such as the S&P 500 Index.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISOR WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

     As of June 30, 2003, the Portfolio had invested 31.1% of net assets in its top ten holdings.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS

Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

     The reasons for which the Portfolio may invest in futures include:

* To achieve performance similar to that of stocks while maintaining flexibility to meet the liquidity needs of the Portfolio.

* To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

6
     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
--------------------------------------------------------------------------------
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

                                                                               7
INVESTMENT ADVISOR

Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, provides advisory services for the Portfolio. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers
(US) LLC, which is a subsidiary of Old Mutual plc. Barrow, Hanley managed approximately $28 billion in stock and bond portfolios as of June 30, 2003.
     The individual responsible for overseeing the Portfolio's investments is:
* JAMES P. BARROW, Partner and President of Barrow, Hanley. He has worked in investment management since 1963; has been with Barrow, Hanley since 1979; and has managed the Portfolio since its inception. Education: B.S., University of South Carolina.
     Barrow, Hanley's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average month-end net assets for each quarter. In addition, Barrow, Hanley's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with that of the Standard & Poor's 500/Barra Value Index over the same period. Note that this performance fee structure was not in full operation until March 31, 2002; until then, advisory fees were calculated using certain transition rules that are explained in Vanguard Variable Insurance Fund's Statement of Additional Information. Please consult the Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the advisory fee paid to Barrow, Hanley represented an effective annual rate of 0.125% of the Portfolio's average net assets, before performance-based increases of 0.02% and 0.03%, respectively.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisor. Also, the board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the advisor.
     Under the terms of an SEC exemptive order, the board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes,

8
please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in Vanguard Variable Insurance Fund Actively Managed Stock Portfolios' most recent semiannual report to shareholders, has not been audited by independent accountants. The information for all other periods in the table through December 31, 2002, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.
     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the six months ended June 30, 2003, with a net asset value (price) of $8.98 per share. During the period, the Portfolio earned $0.11 per share from investment income (interest and dividends) and $1.20 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.24 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $10.05, reflecting earnings of $1.31 per share and distributions of $0.24 per share. This was an increase of $1.07 per share (from $8.98 at the beginning of the period to $10.05 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 14.99% for the period.

As of June 30, 2003, the Portfolio had $186 million in net assets. For the period, its annualized expense ratio was 0.50% ($5.00 per $1,000 of net assets) and its annualized net investment income amounted to 2.57% of its average net assets. It sold and replaced securities valued at an annualized rate of 23% of its net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND DIVERSIFIED VALUE PORTFOLIO

-------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED
                                                                                      SEPTEMBER 30,     FEB. 8+ TO
FOR A SHARE OUTSTANDING       SIX MONTHS ENDED      YEAR ENDED         OCT. 1 TO  --------------------     SEP. 30,
 THROUGHOUT EACH PERIOD         JUNE 30, 2003*   DEC. 31, 2002     DEC. 31,2001**  2001          2000          1999
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $8.98          $10.66            $10.16 $ 9.85         $9.31        $10.00
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                    .11             .23               .06    .16           .21           .11
  Net Realized and Unrealized Gain (Loss) 1.20           (1.71)              .44    .36           .45         (.80)
     on Investments
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations       1.31          (1.48)               .50    .52           .66         (.69)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income   (.24)           (.20)                --  (.21)         (.12)            --
  Distributions from Realized Capital       --              --                --     --            --            --
    Gains
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                  (.24)           (.20)                --  (.21)         (.12)            --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $10.05          $ 8.98            $10.66 $10.16         $9.85        $ 9.31
===================================================================================================================
TOTAL RETURN                            14.99%         -14.24%             4.92%  5.42%         7.18%        -6.90%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets,  End of Period (Millions)   $186            $152              $174   $163           $47           $42
  Ratio of Total  Expenses to Average  0.50%++           0.50%           0.48%++  0.45%         0.45%       0.37%++
  Net Assets Ratio of Net Investment
    Income to Average Net Assets       2.57%++           2.33%           2.03%++  2.19%         2.67%       2.38%++
  Portfolio Turnover Rate                23%++             27%                4%    29%           42%           18%
===================================================================================================================
 *Unaudited.
**The  Portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
 +Inception.
++Annualized.

10
GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.



The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks of companies whose prices typically are below-average in comparison with such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

   Post Office Box 2600
   Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If  you'd  like  more  information  about  Vanguard   Variable   Insurance  Fund
Diversified Value Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Actively Managed Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P145SA 102003

VANGUARD(R) VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

October 13, 2003

     This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

TOTAL STOCK MARKET INDEX
PROSPECTUS
[GRAPHICS]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP (R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO
Prospectus
October 13, 2003

--------------------------------------------------------------------------------
  CONTENTS
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  2 MORE ON THE PORTFOLIO
  5 THE PORTFOLIO AND VANGUARD
  5 INVESTMENT ADVISOR
  6 TAXES
  6 SHARE PRICE
  6 FINANCIAL HIGHLIGHTS
  8 GENERAL INFORMATION
  GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Total Stock Market Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
     The Total Stock Market Index Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
--------------------------------------------------------------------------------

                                                                               1
PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach. The Portfolio seeks to track the performance of the Wilshire 5000 Total Market Index by investing primarily in three Vanguard funds--Vanguard/(R)/ Total Stock Market Index Fund, Vanguard Variable Insurance Fund-Equity Index Portfolio, and Vanguard/(R)/ Extended Market Index Fund. The Wilshire 5000 Total Market Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

PRIMARY RISK
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The Portfolio began operations on January 8, 2003, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

   ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
   Total Annual Portfolio Operating Expenses:                             None*

  *Although the Portfolio is not expected to incur any net expenses directly, the  Portfolio's  shareholders  indirectly  bear the  expenses  of the
   underlying  Vanguard  funds  in  which  the  Portfolio  invests.   The
   Portfolio's indirect expense ratio, based on its underlying funds, is estimated at 0.20% for the current fiscal year.

2
     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses of the Portfolio and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

               -----------------------------------
                    1 YEAR          3 YEARS
               -----------------------------------
                      $20             $64
               -----------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 "FUND OF FUNDS"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------

                                                                               3
MARKET EXPOSURE
The Portfolio invests in shares of other mutual funds, to achieve exposure to common stocks.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

      -------------------------------------------------------
              U.S. STOCK MARKET RETURNS (1926-2002)
      -------------------------------------------------------
                         1 YEAR  5 YEARS  10 YEARS   20 YEARS
      -------------------------------------------------------
      Best                54.2%    28.6%     19.9%      17.8%
      Worst              -43.1    -12.4      -0.8        3.1
      Average             12.2     10.9      11.2       11.4
      -------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2002. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.9%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
     Mutual funds that invest in stocks can be classified according to the average market capitalization (shares outstanding x market price) of their holdings. The usual categories are small-cap, mid-cap, and large-cap. It's important to understand that for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors.
     Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Total Stock Market Index Portfolio generally fits into the large-cap blend category.

SECURITY SELECTION
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio seeks to track the performance of the Wilshire 5000 Total Market Index by investing all or substantially all of its assets in three Vanguard funds--Vanguard Total Stock Market Index Fund, which tracks the Wilshire 5000 Index; Vanguard Variable Insurance Fund-Equity Index Portfolio, which tracks the S&P 500 Index; and Vanguard Extended Market Index Fund, which tracks the Wilshire 4500 Completion Index. The Wilshire 5000 Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The S&P 500 Index is dominated by stocks of large U.S. companies, and the Wilshire 4500 Index contains all stocks in the Wilshire 5000 Index except those stocks included in the S&P 500 Index. The Portfolio allocates approximately 45% of its assets to

4
Vanguard Total Stock Market Index Fund, 40% of its assets to Vanguard Variable Insurance Fund-Equity Index Portfolio, and 15% to Vanguard Extended Market Index Fund. The Portfolio is considered nondiversified because it invests in very few underlying funds. However, the underlying funds in which it invests spread their assets across a broad array of securities.
     The Portfolio reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index were discontinued, if the Portfolio's agreement with the sponsor of its target index were terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same general market segment as the current index.

OTHER INVESTMENT POLICIES AND RISKS
The three underlying funds in which the Portfolio invests will hold foreign securities only to the extent that they are represented in their target benchmark indexes. To the extent that the underlying funds hold foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheavals, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio uses futures only for the purpose of tracking its target index. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

     The reasons for which the Portfolio may invest in futures include:

     * To achieve performance similar to that of stocks while maintaining flexibility to meet the liquidity needs of the Portfolio.

     * To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

                                                                               5
TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rate for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.
     The Portfolio indirectly bears a proportionate share of the expenses of the underlying funds in which it invests. However, its direct expenses are expected to be very low or zero. The Portfolio may operate without incurring direct expenses because Vanguard will reimburse it for (1) the Portfolio's contribution to the cost of operating the underlying funds in which it invests, and (2) savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio's operations.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
--------------------------------------------------------------------------------

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Total Stock Market Index Portfolio receives advisory services indirectly, by investing in other Vanguard funds and portfolios. The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to these underlying funds and portfolios. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of June 30, 2003, the Quantitative Equity Group managed more than $208 billion in total assets. The team responsible for overseeing the Portfolio's investments is led by:

6
*    GEORGE U.  SAUTER,  Managing  Director  and  Chief  Investment  Officer  of
     Vanguard. He has worked in investment management since 1985; has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987; has had oversight responsibility for Vanguard's Fixed Income Group since 2003; and has managed the Portfolio's underlying funds and portfolios since their inception. Education: A.B., Dartmouth College; M.B.A., University of Chicago.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the period shown, and certain information reflects financial results for a single Portfolio share. The total return in the table represents the rate that an investor would have earned or lost during the period on an investment in the Portfolio. The information for the period ended June 30, 2003, included in Vanguard Variable Insurance Fund Indexed Stock Portfolios' most recent semiannual report to shareholders, has not been

                                                                               7
audited by independent accountants. You may have the semiannual report sent to you without charge by contacting Vanguard.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the period ended June 30, 2003, with a net asset value (price) of $20.00 per share. During the period, the Portfolio earned $0.03 per share from investment income (interest and dividends) and $1.92 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

During  the  period,   shareholders   received  no  dividend  or  capital  gains
distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $21.95, reflecting earnings of $1.95 per share and no distributions. This was an increase of $1.95 per share (from $20.00 at the beginning of the period to $21.95 at the end of the period). The total return from the Portfolio was 9.75% for the period.

As of June 30, 2003, the Portfolio had $71 million in net assets. For the period, its annualized net investment income amounted to 1.21% of its average net assets. It sold and replaced securities valued at an annualized rate of 4% of its net assets.
--------------------------------------------------------------------------------

TOTAL STOCK MARKET INDEX PORTFOLIO
--------------------------------------------------------------------------------
                                                                   JANUARY 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                    JUNE 30, 2003**
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $20.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                      .03
  Net Realized and Unrealized Gain (Loss) on Investments                    1.92
--------------------------------------------------------------------------------
    Total from Investment Operations                                        1.95
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        --
  Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
   Total Distributions                                                        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $21.95
================================================================================

TOTAL RETURN                                                               9.75%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                       $71
  Ratio of Total Expenses to Average Net Assets--Note B                       0%
  Ratio of Net Investment Income to Average Net Assets                    1.21%+
  Portfolio Turnover Rate                                                   4%**
================================================================================
 *Inception.
**Unaudited.
 +Annualized.

8
GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.




The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's/(R)/, S&P 500/(R)/, and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

   Post Office Box 2600
   Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about Vanguard Variable Insurance Fund Total Stock Market Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Indexed Stock Portfolios' semiannual report to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P604SA 102003

VANGUARD(R) VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

October 13, 2003

     This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

EQUITY INDEX
PROSPECTUS
[GRAPHICS]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO
Prospectus
October 13, 2003

--------------------------------------------------------------------------------
  CONTENTS
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  6 THE PORTFOLIO AND VANGUARD
  7 INVESTMENT ADVISOR
  7 TAXES
  8 SHARE PRICE
  8 FINANCIAL HIGHLIGHTS
 10 GENERAL INFORMATION
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Equity Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
     The Equity Index Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
--------------------------------------------------------------------------------

                                                                               1
PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term growth of capital and income by attempting to track the performance of a broad-based market index of stocks of large U.S. companies.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach, by holding all of the stocks in the Standard & Poor's 500 Index in about the same proportions as represented in the Index. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index. For example, if a specific stock represented 3% of the S&P 500 Index, the Portfolio would invest 3% of its assets in that stock.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could also be hurt by:
* STOCK MARKET RISK, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
* INVESTMENT STYLE RISK, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Although the S&P 500 Index represents about 80% of the market value of the entire U.S. stock market, large-cap stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

2
         ---------------------------------------------------
                           ANNUAL TOTAL RETURNS
         ---------------------------------------------------
         [BAR CHART SCALE -60% TO 80%]
                              1993         9.77%
                              1994         1.14
                              1995        37.37
                              1996        22.86
                              1997        33.17
                              1998        28.68
                              1999        21.05
                              2000        -9.04
                              2001       -12.00
                              2002       -22.11
         ---------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.42% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.18% (quarter ended September 30, 2002).

      ---------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
      ---------------------------------------------------------------------
                                          1 YEAR     5 YEARS       10 YEARS
      ---------------------------------------------------------------------
      Equity Index Portfolio             -22.11%      -0.58%          9.25%
      Standard & Poor's 500 Index        -22.10       -0.59           9.34
      ---------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

   ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
   Management Expenses:                                                   0.15%
   12b-1 Distribution Fee:                                                 None
   Other Expenses:                                                        0.03%
    TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.18%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

                                                                               3
                -----------------------------------------------
                  1 YEAR      3 YEARS    5 YEARS      10 YEARS
                -----------------------------------------------
                    $18          $58       $101         $230
                -----------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests primarily in common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

4
       --------------------------------------------------------
               U.S. STOCK MARKET RETURNS (1926-2002)
       --------------------------------------------------------
                          1 YEAR  5 YEARS  10 YEARS    20 YEARS
       --------------------------------------------------------
       Best                54.2%    28.6%     19.9%       17.8%
       Worst               43.1    -12.4      -0.8         3.1
       Average             12.2     10.9      11.2        11.4
       --------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2002. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.9%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
     Mutual funds that invest in stocks can be classified according to the average market capitalization (shares outstanding x market price) of their holdings. The usual categories are small-cap, mid-cap, and large-cap. It's important to understand that for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors.
     Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Equity Index Portfolio generally fits into the large-cap blend category.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE PORTFOLIO INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, LARGE-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
The Portfolio is a stock index fund that seeks to track the performance of the S&P 500 Index, which is made up mainly of stocks of large U.S. companies. These stocks represent approximately 80% of the market value of all U.S. common stocks. In seeking to fully replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the S&P 500 Index were made up of the stock of a specific company, the Portfolio would invest about 3% of its assets in that company. All or substantially all of the Portfolio's assets will be invested in stocks that make up the Index.
     The actual stocks that make up the Index are chosen by Standard & Poor's. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 55% of its market capitalization. The target index tracked by the Equity Index Portfolio is broadly diversified.
     Similarly, the Portfolio is broadly diversified, holding stocks of hundreds of companies across many different industry sectors. It is possible that the Portfolio's target index, in the future, could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, the Portfolio might no longer meet the legal definition of "diversified." For this reason the Portfolio is classified as

                                                                               5
"nondiversified." However, the Portfolio, from inception to the date of this prospectus, in actuality has been diversified, and Vanguard expects it to continue to be diversified.
     The Portfolio reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index were discontinued, if the Portfolio's agreement with the sponsor of its target index were terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same general market segment (large-cap) as the current index.

OTHER INVESTMENT POLICIES AND RISKS
The Portfolio will hold foreign securities only to the extent that they are represented in its target benchmark index. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Portfolio may also invest in warrants, convertible securities, and swap agreements. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio uses futures only for the purpose of tracking its target index. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

     The reasons for which the Portfolio may invest in futures include:

* To achieve performance similar to that of stocks while maintaining flexibility to meet the liquidity needs of the Portfolio.

* To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

6
     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

                                                                               7
INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of June 30, 2003, the Quantitative Equity Group managed more than $208 billion in total assets. The team responsible for overseeing the Portfolio's investments is led by:
*    GEORGE U.  SAUTER,  Managing  Director  and  Chief  Investment  Officer  of
     Vanguard. He has worked in investment management since 1985; has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987; has had oversight responsibility for Vanguard's Fixed Income Group since 2003; and has managed the Portfolio since its inception. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the Portfolio's advisory expenses represented an effective annual rate of 0.003% and 0.004% of the Portfolio's average net assets, respectively.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisor. Also, the board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the advisor.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

8
SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in Vanguard Variable Insurance Fund Indexed Stock Portfolios' most recent semiannual report to shareholders, has not been audited by independent accountants. The information for all other periods in the table through December 31, 2002, has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.
     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

                                                                               9
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the six months ended June 30, 2003, with a net asset value (price) of $21.68 per share. During the period, the Portfolio earned $0.15 per share from investment income (interest and dividends) and $2.29 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $1.02 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $23.10, reflecting earnings of $2.44 per share and distributions of $1.02 per share. This was an increase of $1.42 per share (from $21.68 at the beginning of the period to $23.10 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 11.69% for the period.

As of June 30, 2003, the Portfolio had $1.2 billion in net assets. For the period, its annualized expense ratio was 0.18% ($1.80 per $1,000 of net assets) and its annualized net investment income amounted to 1.61% of its average net assets. It sold and replaced securities valued at an annualized rate of 9% of its net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND EQUITY INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                     SIX MONTHS ENDED    YEAR ENDED      OCT. 1 TO ---------------------------
                                                       JUNE 30, 2003* DEC. 31, 2002 DEC. 31, 2001**  2001   2000   1999   1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $21.68        $29.91         $27.03 $37.64 $33.85 $26.94 $25.32
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                           .15          .330            .10    .36    .38    .37    .37
  Net Realized and Unrealized Gain (Loss) on Investments         2.29       (6.445)           2.78(10.23)   4.12   7.04   1.83
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             2.44       (6.115)           2.88 (9.87)   4.50   7.41   2.20
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.34)        (.440)             --  (.39)  (.38)  (.37)  (.34)
  Distributions from Realized Capital Gains                     (.68)       (1.675)             --  (.35)  (.33)  (.13)  (.24)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                         (1.02)       (2.115)             --  (.74)   .71)  (.50)  (.58)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $23.10        $21.68         $29.91 $27.03 $37.64 $33.85 $26.94
==============================================================================================================================
TOTAL RETURN                                                   11.69%       -22.11%         10.65%-26.69% 13.43% 27.84%  8.97%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $1,200          $961         $1,225 $1,111 $1,507 $1,365   $920
  Ratio of Total Expenses to Average Net Assets                0.18%+         0.18%         0.18%+  0.17%  0.16%  0.18%  0.20%
  Ratio of Net Investment Income to Average Net Assets         1.61%+         1.43%         1.24%+  1.11%  1.01%  1.21%  1.48%
  Portfolio Turnover Rate                                         9%+           10%             3%     8%    11%     4%     1%
==============================================================================================================================
 *Unaudited.
**The  Portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
 +Annualized.

10
GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.



The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's/(R)/, S&P 500/(R)/, and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

   Post Office Box 2600
   Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about Vanguard Variable Insurance Fund Equity Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Indexed Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION  PROVIDED BY THE  SECURITIES AND EXCHANGE  COMMISSION  (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P068SA 102003

VANGUARD(R) VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

October 13, 2003

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

MID-CAP INDEX
PROSPECTUS
[GRAPHIC]


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO
Prospectus
October 13, 2003
--------------------------------------------------------------------------------
  CONTENTS
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  6 THE PORTFOLIO AND VANGUARD
  7 INVESTMENT ADVISOR
  7 TAXES
  8 SHARE PRICE
  8 FINANCIAL HIGHLIGHTS
 10 GENERAL INFORMATION
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Mid-Cap Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
     The Mid-Cap Index Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

                                                                               1
PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could also be hurt by:
* STOCK MARKET RISK, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
* INVESTMENT STYLE RISK, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

2

         ---------------------------------------------------
                           ANNUAL TOTAL RETURNS
         ---------------------------------------------------
         [BAR CHART SCALE -60% TO 80%]
                              2000        17.93%
                              2001        -0.53
                              2002       -14.65
         ---------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 18.02% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.57% (quarter ended September 30, 2002).

      -------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
      -------------------------------------------------------------------------
                                                                          SINCE
                                                 1 YEAR              INCEPTION*
      -------------------------------------------------------------------------
      Mid-Cap Index Portfolio                   -14.65%                   5.94%
      Comparative Indexes
        Standard & Poor's MidCap 400 Index      -14.51                    5.69
        Spliced Mid Cap Index                   -14.51                    5.69
        MSCI US Mid Cap 450 Index                   --                      --
      -------------------------------------------------------------------------
     *The initial  share  purchase  date for the  Portfolio  was February 8,
      1999, at which time all assets were held in money market instruments. Since-inception returns are from February 9, 1999--when performance measurement began--through December 31, 2002.
      -------------------------------------------------------------------------

SPECIAL NOTE ON RETURNS TABLE

COMPARATIVE INDEXES. The Portfolio adopted the MSCI/(R)/ US Mid Cap 450 Index as its target index on May 16, 2003, following a determination by the Portfolio's board of trustees that this change would be in shareholders' best interests. Previously, the S&P MidCap 400 Index served as the Portfolio's target index. The board believes that the new index will do a better job of tracking mid-cap stocks of U.S. companies, the market segment targeted by the Portfolio's investment objective. The Spliced Mid Cap Index reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the

                                                                               3
current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                                 0.26%
  12b-1 Distribution Fee:                                               None
  Other Expenses:                                                      0.05%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                          0.31%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

            --------------------------------------------------
               1 YEAR      3 YEARS    5 YEARS      10 YEARS
            --------------------------------------------------
                 $32         $100       $174         $393
            --------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

4

MARKET EXPOSURE
The Portfolio invests mainly in, or has exposure mainly to, common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

      --------------------------------------------------
              U.S. STOCK MARKET RETURNS (1926-2002)
      --------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
      --------------------------------------------------
        Best        54.2%    28.6%     19.9%       17.8%
        Worst      -43.1    -12.4      -0.8         3.1
        Average     12.2     10.9      11.2        11.4
      --------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2002. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.9%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
     Mutual funds that invest in stocks can be classified according to the average market capitalization (shares outstanding x market price) of their holdings. The usual categories are small-cap, mid-cap, and large-cap. It's important to understand that for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors.
     Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Mid-Cap Index Portfolio generally fits into the mid-cap blend category.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE PORTFOLIO INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.

SECURITY SELECTION
The Portfolio is a stock index fund that seeks to track the performance of the MSCI US Mid Cap 450 Index, which is made up of stocks of medium-size U.S. companies. In seeking to replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the MSCI US Mid Cap 450 Index were made up of the stock of a specific company, the Portfolio would invest about 3% of its assets in that company. All or substantially all of the Portfolio's assets will be invested in stocks that make up the Index. The actual stocks that make up the Index are chosen by MSCI.
     Mid-cap stocks have been more volatile than--and at times have performed quite differently from--the larger-cap stocks that dominate the overall stock market. There is no certainty, however, that this pattern will continue in the future.
     The target index tracked by the Mid-Cap Index Portfolio is broadly diversified. Similarly, the Portfolio is broadly diversified, holding stocks of hundreds of companies across many different industry sectors. It is possible that the Portfolio's target index, in the future, could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, the Portfolio might no longer meet the legal definition of "diversified." For this reason the Portfolio is classified as "nondiversified." However, the Portfolio, from inception to the date of this prospectus, in actuality has been diversified, and Vanguard expects it to continue to be diversified.
     The Portfolio reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index were discontinued, if the Portfolio's agreement with the sponsor of its target index were terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same general market segment (mid-cap) as the current index.

OTHER INVESTMENT POLICIES AND RISKS
The Portfolio will hold foreign securities only to the extent that they are represented in its target benchmark index. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
     The Portfolio may invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Portfolio may also invest in warrants, convertible securities, and swap agreements. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio uses futures only for the purpose of tracking its target index. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

6
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

     The reasons for which the Portfolio may invest in futures include:
* To achieve performance similar to that of stocks while maintaining flexibility to meet the liquidity needs of the Portfolio.
* To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.
     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rate for the Portfolio is expected to be higher than normal for the fiscal year ending December 31, 2003, because of portfolio adjustments made when converting the Portfolio to its new target index on May 16, 2003. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of June 30, 2003, the Quantitative Equity Group managed more than $208 billion in total assets. The team responsible for overseeing the Portfolio's investments is led by:
*    GEORGE U.  SAUTER,  Managing  Director  and  Chief  Investment  Officer  of
     Vanguard. He has worked in investment management since 1985; has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987; has had oversight responsibility for Vanguard's Fixed Income Group since 2003; and has managed the Portfolio since its inception. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisor. Also, the board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the advisor.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

8

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in Vanguard Variable Insurance Fund Indexed Stock Portfolios' most recent semiannual report to shareholders, has not been audited by independent accountants. The information for all other periods in the table through December 31, 2002, has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.
     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

                                                                               9
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the six months ended June 30, 2003, with a net asset value (price) of $10.60 per share. During the period, the Portfolio earned $0.05 per share from investment income (interest and dividends) and $1.07 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.42 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $11.30, reflecting earnings of $1.12 per share and distributions of $0.42 per share. This was an increase of $0.70 per share (from $10.60 at the beginning of the period to $11.30 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 11.06% for the period.

As of June 30, 2003, the Portfolio had $298 million in net assets. For the period, its annualized expense ratio was 0.31% ($3.10 per $1,000 of net assets) and its annualized net investment income amounted to 1.02% of its average net assets. It sold and replaced securities valued at an annualized rate of 94% of its net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND MID-CAP INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      YEAR ENDED
                                                                                                     SEPTEMBER 30,     FEB. 8+ TO
                                                SIX MONTHS ENDED      YEAR ENDED      OCT. 1 TO  ------------------     SEPT. 30,
                                                  JUNE 30, 2003*   DEC. 31, 2002 DEC. 31, 2001**   2001       2000           1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.60          $13.23         $11.21  $14.97     $10.65         $10.00
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .05             .08            .02     .09        .08            .04
  Net Realized and Unrealized Gain (Loss) on Investments    1.07           (1.85)          2.00   (2.77)      4.49            .61
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        1.12           (1.77)          2.02   (2.68)      4.57            .65
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.10)           (.11)            --    (.08)      (.05)            --
  Distributions from Realized Capital Gains                 (.32)           (.75)            --   (1.00)      (.20)            --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.42)           (.86)            --   (1.08)      (.25)            --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $11.30          $10.60         $13.23  $11.21     $14.97         $10.65
=================================================================================================================================
Total Return                                              11.06%         -14.65%         18.02% -18.86%     43.77%          6.50%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $298            $264           $251    $208       $192            $54
  Ratio of Total Expenses to Average Net Assets          0.31%++           0.30%        0.30%++   0.28%      0.28%        0.24%++
  Ratio of Net Investment Income to Average Net Assets   1.02%++           0.81%        0.83%++   0.77%      0.90%        1.03%++
  Portfolio Turnover Rate                                  94%++             24%             9%     36%        43%            24%
=================================================================================================================================
 *Unaudited.
**The  Portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
 +Initial share purchase date. All assets were held in money market  instruments until February 9, 1999, when performance measurement began. ++Annualized.
++Annualized.  Includes  activity related to a change in the Portfolio's  target index.

10
GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.



The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. The portfolio or securities referred to herein that are offered by The Vanguard Group and track an MSCI Index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such portfolio or securities. For such portfolio or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

   Post Office Box 2600
   Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about Vanguard Variable Insurance Fund Mid-Cap Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Indexed Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION  PROVIDED BY THE  SECURITIES AND EXCHANGE  COMMISSION  (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P143SA 102003

VANGUARD(R) VARIABLE INSURANCE FUND
GROWTH PORTFOLIO
October 13, 2003

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

STOCK
PROSPECTUS
[GRAPHICS]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO
Prospectus
October 13, 2003

--------------------------------------------------------------------------------
CONTENT
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  6 THE PORTFOLIO AND VANGUARD
  7 INVESTMENT ADVISOR
  8 TAXES
  8 SHARE PRICE
  9 FINANCIAL HIGHLIGHTS
 11 GENERAL INFORMATION
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
     The Growth Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in large-capitalization stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. Because the Portfolio invests a higher percentage of assets in its ten largest holdings than the average stock fund, the Portfolio is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio's performance could be hurt by:

* Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

* Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio.The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
                       ANNUAL TOTAL RETURNS
      ----------------------------------------------------
       [BAR CHART SCALE -60% TO 80%]
                        1994            4.29%
                        1995           38.33
                        1996           26.90
                        1997           26.64
                        1998           40.75
                        1999           22.43
                        2000          -20.01
                        2001          -31.83
                        2002          -35.89
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 24.90% (quarter ended December 31, 1998), and the lowest return for a quarter was -31.21% (quarter ended March 31, 2001).

      -------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
      -------------------------------------------------------------------
                                                                    SINCE
                                   1 YEAR           5 YEARS    INCEPTION*
      -------------------------------------------------------------------
      Growth Portfolio            -35.89%            -9.64%         4.19%
      Russell 1000 Growth Index   -27.88             -3.84          7.47
      -------------------------------------------------------------------
      *Since-inception returns are from June 7, 1993--the inception date of the Portfolio--through December 31, 2002.
      -------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                  0.33%
 12b-1 Distribution Fee:                                                None
 Other Expenses:                                                       0.04%
    TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                         0.37%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

      ----------------------------------------------------------
          1 YEAR         3 YEARS       5 YEARS          10 YEARS
      ----------------------------------------------------------
             $38            $119          $208              $468
      ----------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests primarily in common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

--------------------------------------------------------
        U.S. STOCK MARKET RETURNS (1926-2002)
--------------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------
Best                54.2%    28.6%     19.9%     17.8%
Worst              -43.1    -12.4      -0.8       3.1
Average             12.2     10.9      11.2      11.4
--------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2002. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.9%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
     Mutual funds that invest in stocks can be classified according to the average market capitalization (shares outstanding x market price) of their holdings. The usual categories are small-cap, mid-cap, and large-cap. It's important to understand that for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors.
     Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Growth Portfolio generally fits into the large-cap growth category.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE PORTFOLIO INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, LARGE-CAP GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below-average in comparison with those measures; these stocks often have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

SECURITY SELECTION

The Portfolio seeks long-term growth of capital by investing in stocks of large-capitalization companies that are among the leaders in their industries. The advisor's internal research staff ranks hundreds of companies based on such measures as earnings growth and attractive relative valuation. Using a disciplined process, the investment managers make their selections from this group, focusing on companies that they believe are well managed, show above-average earnings growth, and have reasonable stock prices.

[FLAG]
     BECAUSE THE PORTFOLIO INVESTS A HIGHER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS, THE PORTFOLIO IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES.

     The Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISOR WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

     As of June 30, 2003, the Portfolio had invested 39.6% of net assets in its top ten holdings.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS

Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

     The reasons for which the Portfolio may invest in futures include:

* To achieve performance similar to that of stocks while maintaining flexibility to meet the liquidity needs of the Portfolio.

* To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Alliance Capital Management L.P. (Alliance), 1345 Avenue of the Americas, New York, NY 10105, provides advisory services for the Portfolio. Alliance, an investment advisory firm founded in 1971, manages assets for public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. Alliance managed approximately $426 billion in assets as of June 30, 2003.
     The individuals responsible for overseeing the Portfolio's investments are:
* JOHN L. BLUNDIN, Executive Vice President of Alliance Capital Management Corporation (the general partner of Alliance) and co-head of New York Growth Equities. He has worked in investment management since 1965 and has been with Alliance since 1972. Education: B.S., Yale University.
* ALAN LEVI, Senior Vice President of Alliance Capital Management Corporation and Disciplined Growth Senior Portfolio Manager. He has worked in investment management since 1973 and has been with Alliance for his entire investment management career. Education: B.A., Johns Hopkins University; M.B.A., University of Chicago.
* CHRISTOPHER M. TOUB, Executive Vice President of Alliance Capital Management Corporation and co-head of New York Growth Equities. He has worked in investment management since 1987 and has been with Alliance since 1992. Education: B.A., Williams College; M.B.A., Harvard Business School. Alliance's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average month-end net assets for each quarter. In addition, Alliance's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with that of the Russell 1000 Growth Index over the same period. Note that this performance fee structure will not be in full operation until September 30, 2004; before then, advisory fees will be calculated using certain transition rules that are explained in the Vanguard Variable Insurance Fund's Statement of Additional Information. Please consult the Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the advisory fee paid to Alliance represented an effective annual rate 0.12% of the Portfolio's average net assets, before performance-based decreases of 0.01% and 0.05%, respectively.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisor. Also, the board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the advisor.
     Under the terms of an SEC exemptive order, the board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolios's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in Vanguard Variable Insurance Fund Actively Managed Stock Portfolios' most recent semiannual report to shareholders, has not been audited by independent accountants. The information for all other periods in the table through December 31, 2002, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.
     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the six months ended June 30, 2003, with a net asset value (price) of $8.70 per share. During the period, the Portfolio earned $0.017 per share from investment income (interest and dividends) and $0.879 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.036 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $9.56, reflecting earnings of $0.896 per share and distributions of $0.036 per share. This was an increase of $0.86 per share (from $8.70 at the beginning of the period to $9.56 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 10.32% for the period.

As of June 30, 2003, the Portfolio had $342 million in net assets. For the period, its annualized expense ratio was 0.37% ($3.70 per $1,000 of net assets) and its annualized net investment income amounted to 0.47% of its average net assets. It sold and replaced securities valued at an annualized rate of 48% of its net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                 SIX MONTHS ENDED    YEAR ENDED        OCT. 1 TO ---------------------------------
                                                   JUNE 30, 2003* DEC. 31, 2002  DEC. 31, 2001**   2001     2000     1999    1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $8.70        $14.37           $12.01 $35.14   $28.96   $24.33  $21.51
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .017           .05             .01     .04     .080      .16     .16
  Net Realized and Unrealized Gain (Loss) on Investments     .879         (4.97)           2.35  (16.73)   7.795     6.16    3.43
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         .896         (4.92)           2.36  (16.69)   7.875     6.32    3.59
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.036)         (.05)             --    (.09)   (.160)    (.16)   (.20)
  Distributions from Realized                                  --          (.70)             --   (6.35)  (1.535)   (1.53)   (.57)
          Capital Gains
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.036)        (0.75)             --   (6.44)  (1.695)   (1.69)   (.77)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $9.56        $ 8.70          $14.37  $12.01   $35.14   $28.96  $24.33
==================================================================================================================================

TOTAL RETURN                                               10.32%        -35.89%         19.65% -57.31%   28.25%   27.27%  17.37%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)                       $342          $314            $594    $501   $1,302     $953    $631
  Ratio of Total Expenses to Average Net Assets            0.37%+         0.41%          0.39%+   0.33%    0.31%  0.39%**   0.35%
  Ratio of Net Investment Income to Average Net Assets     0.47%+         0.37%          0.28%+   0.18%    0.24%    0.59%   0.74%
  Portfolio Turnover Rate                                    48%+           49%             12%    136%      81%      50%     48%
==================================================================================================================================
 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.




The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks of companies whose prices typically are below-average in comparison with such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

   Post Office Box 2600
   Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about Vanguard Variable Insurance Fund Growth Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Actively Managed Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING CORPORATION,
DISTRIBUTOR.

P010SA 102003

VANGUARD(R) VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO
October 13, 2003

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

STOCK
PROSPECTUS
[GRAPHIC]


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO
Prospectus
October 13, 2003
--------------------------------------------------------------------------------
  CONTENT
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  2 MORE ON THE PORTFOLIO
  6 THE PORTFOLIO AND VANGUARD
  6 INVESTMENT ADVISOR
  7 TAXES
  8 SHARE PRICE
  8 FINANCIAL HIGHLIGHTS
 10 GENERAL INFORMATION
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Capital Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
     The Capital Growth Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in stocks with above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of large- and mid-capitalization stocks.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
* Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
* Investment style risk, which is the chance that returns from large- and mid-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
* Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The Portfolio began operations on December 3, 2002, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                  0.40%
 12b-1 Distribution Fee:                                                None
 Other Expenses:                                                       0.06%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                           0.46%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

----------------------------
        1 YEAR       3 YEARS
----------------------------
           $47          $148
----------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests primarily in common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

--------------------------------------------------------
        U.S. STOCK MARKET RETURNS (1926-2002)
--------------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------
Best                54.2%    28.6%     19.9%       17.8%
Worst              -43.1    -12.4      -0.8         3.1
Average             12.2     10.9      11.2        11.4
--------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2002. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.9%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
     Mutual funds that invest in stocks can be classified according to the average market capitalization (shares outstanding x market price) of their holdings. The usual categories are small-cap, mid-cap, and large-cap. It's important to understand that for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors.
     Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Capital Growth Portfolio generally fits into the large-cap growth category.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE PORTFOLIO INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, LARGE- AND MID-CAP GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below-average in comparison with those measures; these stocks often have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

SECURITY SELECTION
The Portfolio seeks to provide long-term growth of capital. The Portfolio consists predominantly of large- and mid-capitalization stocks. The Portfolio's advisor selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Stocks selected for the Portfolio typically have strong positions within their industries, increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams. Using careful analysis, the advisor attempts to quantify a company's "fundamental value." The advisor compares the fundamental value with the market price of the company's stock. The advisor then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Portfolio invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, or if other securities appear to be more favorably priced.
     The advisor does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Portfolio's cash levels will increase. Because the Portfolio's selections are determined by an analysis of each individual stock, the Portfolio's makeup may differ substantially from the overall market's characteristics. For example, the proportion of the Portfolio's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

     As of June 30, 2003, the Portfolio had invested 28.1% of net assets in its top ten holdings.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS
Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

     The reasons for which the Portfolio may invest in futures include:
* To achieve performance similar to that of stocks while maintaining flexibility to meet the liquidity needs of the Portfolio.
* To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.
     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

PRIMECAP  Management Company  (PRIMECAP),  225 South Lake Avenue,  Pasadena,  CA
91101, provides investment advisory services to the Portfolio. An investment advisory firm founded in 1983, PRIMECAP also provides investment advisory services to endowment funds, employee benefit plans, and foundations unrelated to Vanguard. As of June 30, 2003, PRIMECAP managed about $27 billion in assets.
     The individuals primarily responsible for overseeing the Portfolio's investments are:
* HOWARD B. SCHOW, Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983; and has managed the Portfolio since its inception in 2002. Education: B.A., Williams College; M.B.A., Harvard Business School.

* THEO A. KOLOKOTRONES, President of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has managed the Portfolio since its inception in 2002. Education: B.A., University of Chicago; M.B.A., Harvard Business School.
* JOEL P. FRIED, Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1986; and has managed the Portfolio since its inception in 2002. Education:
     B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.
     Each of these three individuals manages his portion of the Portfolio autonomously; there is no decision-making by committee. A small portion of the Portfolio's assets are managed by individuals in PRIMECAP's research department.
     PRIMECAP's advisory fee is paid quarterly and is based on an annual percentage rate of 0.15% applied to the Portfolio's average month-end net assets for each quarter. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisor. Also, the board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the advisor.
     Under the terms of an SEC exemptive order, the board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolios's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in Vanguard Variable Insurance Fund Actively Managed Stock Portfolios' most recent semiannual report to shareholders, has not been audited by independent accountants. The information for all other periods in the table through December 31, 2002, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.
     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the six months ended June 30, 2003, with a net asset value (price) of $9.39 per share. During the period, the Portfolio earned $0.009 per share from investment income (interest and dividends) and $1.476 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.005 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $10.87, reflecting earnings of $1.485 per share and distributions of $0.005 per share. This was an increase of $1.48 per share (from $9.39 at the beginning of the period to $10.87 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 15.82% for the period.

As of June 30, 2003, the Portfolio had $38 million in net assets. For the period, its annualized expense ratio was 0.46% ($4.60 per $1,000 of net assets) and its annualized net investment income amounted to 0.61% of its average net assets. It sold and replaced securities valued at an annualized rate of 5% of its net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                                                    DEC. 3** TO
                                            SIX MONTHS ENDED           DEC. 31,
                                              JUNE 30, 2003*               2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 9.39             $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .009                .01
  Net Realized and Unrealized Gain (Loss)
    on Investments                                     1.476               (.62)
--------------------------------------------------------------------------------
    Total from Investment Operations                   1.485               (.61)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.005)                --
  Distributions from Realized Capital Gains               --                 --
--------------------------------------------------------------------------------
    Total Distributions                                (.005)                --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $10.87              $9.39
================================================================================

TOTAL RETURN                                          15.82%             -6.10%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $38                 $9
  Ratio of Total Expenses to Average Net Assets       0.46%+             0.47%+
  Ratio of Net Investment Income to
    Average Net Assets                                0.61%+             0.86%+
  Portfolio Turnover Rate                                5%+                 0%
================================================================================
 *Unaudited.
**Inception.
 +Annualized.


The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.
     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks of companies whose prices typically are below-average in comparison with such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

   Post Office Box 2600
   Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Variable Insurance Fund Capital Growth Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Actively Managed Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual report and the SAI is incorporated by reference into (and is thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING CORPORATION,
DISTRIBUTOR.

P603SA 102003

VANGUARD(R) VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

October 13, 2003

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

STOCK
PROSPECTUS
[GRAPHIC]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO
Prospectus
October 13, 2003
--------------------------------------------------------------------------------
CONTENT
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  7 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISORS
  9 TAXES
  9  SHARE PRICE
 10 FINANCIAL HIGHLIGHTS
 12 GENERAL INFORMATION
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Small Company Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
     The Small Company Growth Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests mainly in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1 billion-$2 billion). These companies are considered by the Portfolio's advisors to have above-average prospects for growth, but often provide little or no dividend income. The Portfolio uses two investment advisors to manage its holdings.

PRIMARY RISKS

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

* Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. Small-cap growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

* Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      --------------------------------------------------
                        ANNUAL TOTAL RETURNS
      --------------------------------------------------
      [BAR CHART SCALE -60% TO 80%]
                         1997           13.27%
                         1998            7.95
                         1999           61.34
                         2000           15.80
                         2001            5.59
                         2002          -24.03
      --------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 47.30% (quarter ended December 31, 1999), and the lowest return for a quarter was -19.00% (quarter ended September 30, 2001).

      --------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
      --------------------------------------------------------------------
                                                                     SINCE
                                      1 YEAR         5 YEARS    INCEPTION*
      --------------------------------------------------------------------
      Small Company Growth            -24.03%          10.10%        9.23%
       Portfolio
      Russell 2500 Growth
       Index                          -29.09           -3.19        -0.74
      --------------------------------------------------------------------
      *Since-inception returns are from June 3, 1996--the inception date of the Portfolio--through December 31, 2002.
      --------------------------------------------------------------------

A NOTE ON FEES

As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                  0.55%
 12b-1 Distribution Fee:                                                None
 Other Expenses:                                                       0.03%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                           0.58%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

-----------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
-----------------------------------------------
      $59         $186       $324          $726
-----------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio invests primarily in common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

--------------------------------------------------------
        U.S. STOCK MARKET RETURNS (1926-2002)
--------------------------------------------------------
                   1 YEAR  5 YEARS  10 YEARS    20 YEARS
--------------------------------------------------------
Best                 54.2%    28.6%     19.9%      17.8%
Worst               -43.1    -12.4      -0.8        3.1
Average              12.2     10.9      11.2       11.4
--------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2002. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.9%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

     Mutual funds that invest in U.S. stocks can be classified according to the average market capitalization (shares outstanding x market price) of their holdings. The usual categories are small-cap, mid-cap, and large-cap. It's important to understand that for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors.

     Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Small Company Portfolio generally fits into the small-cap growth category.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE PORTFOLIO INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, SMALL-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY. SMALL-CAP GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below-average in comparison with those measures; these stocks often have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

SECURITY SELECTION

The Portfolio seeks long-term growth of capital by investing primarily in small-capitalization stocks of companies that appear to offer favorable prospects for growth and price appreciation. The Portfolio's stocks are expected to provide only minimal dividend income.

     The median market capitalization of the stocks held in the Portfolio is expected to be below $1 billion. By way of comparison, the median market cap of stocks in the S&P 500 Index, which is dominated by large stocks, is approximately $50.4 billion.

     Each of the investment advisors independently chooses and maintains a portfolio of common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of net assets to be managed by each advisor and may change the proportions as circumstances warrant. The advisors use active management methods, which means they buy and sell securities based on their judgments about companies and their financial prospects, the prices of securities, and the stock market and the economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of small companies that, in the advisor's opinion, have strong growth potential.

     Granahan Investment Management, Inc. (Granahan), which managed about 90% of the Portfolio's assets as of June 30, 2003, categorizes stocks in its portion of the Portfolio's assets into three categories: (1) "Core" growth stocks, representing 40% to 70% of assets, are stocks of companies with demonstrated records of growth and a strong market position based on a proprietary product or service; (2) "Pioneers," 15% to 30% of assets, are stocks of companies that generally have unique technology or other innovations that may lead to new products or expansion into new markets; and (3) "Special Values," 15% to 30% of assets, are stocks of companies whose stock prices are undervalued, given the advisor's view of their prospects for improvement over the next several years.

     Grantham, Mayo, Van Otterloo & Co. LLC (GMO), which managed the balance of the Portfolio's assets as of June 30, 2003, uses computerized models to select the most attractive small-capitalization growth stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISORS WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

     Besides common stocks, the Portfolio may invest in securities that are convertible to common stocks.

     The Portfolio's holdings may include securities issued by small or unseasoned companies with speculative risk characteristics. Small-company stocks historically have been subject to wider fluctuations in share prices and total returns than mid- or large-cap stocks. The reasons for this high degree of price volatility include: Markets for small-cap stocks are less liquid than markets for larger stocks, meaning that during periods of market turbulence it may be difficult to sell small-company stocks; small companies generally may be less able than larger ones to ride out economic downturns; and small-company stocks often pay no dividends.

     The Portfolio trades stocks aggressively, which may result in higher transaction costs.

As of June 30, 2003, the Portfolio had invested 12.3% of net assets in its top ten holdings.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS

Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

     The reasons for which the Portfolio may invest in futures include:

* To achieve performance similar to that of stocks while maintaining flexibility to meet the liquidity needs of the Portfolio.

* To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisors attempt to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. Historically, the Portfolio has bought and sold securities frequently, resulting in a high turnover rate. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISORS

Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02451, and Grantham, Mayo, Van Otterloo & Co. LLC (GMO), 40 Rowes Wharf, Boston, MA 02110, each provide investment advisory services for the Portfolio.

     Granahan is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan managed more than $2.3 billion in assets as of June 30, 2003.

     GMO is an investment advisory firm founded in 1977. As of June 30, 2003, GMO managed approximately $34 billion in assets. GMO provides investment counseling services to employee benefits plans, endowment funds, other institutions, and individuals.

     Granahan and GMO each independently manage a percentage of the Portfolio's assets subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund.

     The individuals responsible for overseeing the Portfolio's investments are:

* JOHN J. GRANAHAN, CFA, Founder and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has managed the Portfolio since its inception. Education: B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.

* GARY C. HATTON, CFA, Executive Vice President of Granahan. He has worked in investment management since 1982; has been with Granahan since 1985; and has managed the Portfolio since its inception. Education: B.S., University of Rhode Island; M.S., University of Wisconsin.

* JANE M. WHITE, Executive Vice President of Granahan. She has worked in investment management since 1980; has been with Granahan since its inception; and has managed the Portfolio since 1996. Education: B.A., Boston University.

* CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. He has managed investments for GMO since 1979 and began managing assets of the Portfolio in 2000. Education: B.A., Yale University; M.B.A., Harvard University.

* ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO. He has managed investments for GMO since 1979 and began managing assets of the Portfolio in 2000. Education: B.S., University of Massachusetts.

     The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average month-end net assets managed by the advisor over the quarterly period. In addition, the quarterly fees paid to each advisor are increased or decreased based upon the advisor's performance in comparison with a benchmark index. For these purposes, the cumulative investment performance of each advisor's portion of the Portfolio over a trailing 36-month period is compared with that of the Russell 2500 Growth Index over the same period. Note that this performance fee structure will not be in full operation for GMO until June 30, 2006; until then, GMO's advisory fees will be calculated using certain transition rules that are explained in Vanguard Variable Insurance Fund's Statement of Additional Information. Please consult the Statement of Additional Information for a complete explanation of how advisory fees are calculated.

     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.15% of the Portfolio's average net assets, before performance-based increases of 0.07% and 0.09%, respectively.

     The advisors are authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisors may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisors are authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisors. Also, the board of trustees may direct the advisors to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the advisors.

     Under the terms of an SEC exemptive order, the board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in Vanguard Variable Insurance Fund Actively Managed Stock Portfolios' most recent semiannual report to shareholders, has not been audited by independent accountants. The information for all other periods in the table through December 31, 2002, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the six months ended June 30, 2003, with a net asset value (price) of $11.99 per share. During the period, the Portfolio earned $0.002 per share from investment income (interest and dividends) and $1.981 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.003 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $13.97, reflecting earnings of $1.983 per share and distributions of $0.003 per share. This was an increase of $1.98 per share (from $11.99 at the beginning of the period to $13.97 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 16.54% for the period.

As of June 30, 2003, the Portfolio had $465 million in net assets. For the period, its annualized expense ratio was 0.58% ($5.80 per $1,000 of net assets) and its annualized net investment income amounted to 0.01% of its average net assets. It sold and replaced securities valued at an annualized rate of 65% of its net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                 SIX MONTHS ENDED    YEAR ENDED        OCT. 1 TO --------------------------------
                                                   JUNE 30, 2003* DEC. 31, 2002  DEC. 31, 2001**   2001     2000     1999    1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $11.99        $16.43          $13.26  $22.66   $12.87   $ 9.53 $11.97
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .002            --             .01     .11      .17      .06    .06
  Net Realized and Unrealized Gain (Loss)
    on Investments                                          1.981         (3.80)           3.16   (3.40)    9.69     3.35  (2.46)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        1.983         (3.80)           3.17   (3.29)    9.86     3.41  (2.40)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.003)         (.12)             --    (.17)    (.07)    (.06)  (.04)
  Distributions from Realized Capital Gains                    --          (.52)             --   (5.94)      --     (.01)    --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.003)        (0.64)             --   (6.11)    (.07)    (.07)  (.04)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $13.97        $11.99          $16.43  $13.26   $22.66   $12.87 $ 9.53
=================================================================================================================================

TOTAL RETURN                                               16.54%       -24.03%          23.91% -17.87%   76.97%   35.98% -20.10%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $465          $383            $494    $390     $480     $168   $111
  Ratio of Total Expenses to Average Net Assets            0.58%+         0.57%          0.51%+   0.50%    0.46%    0.49%  0.42%
  Ratio of Net Investment Income to Average Net Assets     0.01%+         0.05%          0.27%+   0.71%    0.98%    0.58%  0.54%
  Portfolio Turnover Rate                                    65%+           58%             16%     73%     125%      85%   106%
=================================================================================================================================
 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.


The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.

     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

     The Portfolio may suspend the redemption right or postpone payment at times
when  the  New  York  Stock   Exchange   is  closed  or  during  any   emergency
circumstances, as determined by the U.S. Securities and Exchange Commission.

     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks of companies whose prices typically are below-average in comparison with such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

   Post Office Box 2600
   Valley Forge, PA 19482-2600


FOR MORE INFORMATION

If you'd like more information about Vanguard Variable Insurance Fund Small Company Growth Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Actively Managed Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING CORPORATION,
DISTRIBUTOR.

P160SA 102003

VANGUARD(R) VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

October 13, 2003

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

STOCK
PROSPECTUS
[GRAPHIC]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO
Prospectus
October 13, 2003
--------------------------------------------------------------------------------
CONTENT
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  8 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISORS
  9 TAXES
 10 SHARE PRICE
 10 FINANCIAL HIGHLIGHTS
 12 GENERAL INFORMATION
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The International Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

     The International Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests mainly in the stocks of seasoned companies located outside of the United States. In selecting stocks, the investment advisors evaluate foreign markets around the world. Within markets regarded as having favorable investment climates, the advisors select companies with above-average growth potential whose stocks sell at reasonable prices. The Portfolio uses two investment advisors to manage its holdings.

PRIMARY RISKS

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition to facing stock market risk, the Portfolio is subject to the risks associated with foreign investing.The Portfolio's performance could be hurt by:

* Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

*    Country risk,  which is the chance that domestic  events--such as political
     upheaval,   financial  troubles,  or  natural  disasters--  will  weaken  a country's securities markets.

* Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

* Investment-style risk, which is the chance that returns from growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

* Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

         -----------------------------------------------
                        ANNUAL TOTAL RETURNS
         -----------------------------------------------
          [BAR CHART SCALE -60% TO 80%]
                       1995            15.90%
                       1996            14.60
                       1997             3.34
                       1998            18.83
                       1999            25.39
                       2000            -6.70
                       2001           -18.62
                       2002           -17.25
         -----------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.12% (quarter ended December 31, 1999), and the lowest return for a quarter was -20.53% (quarter ended September 30, 2002).

         -----------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
         -----------------------------------------------------------------
                                                                     SINCE
                                      1 YEAR     5 YEARS        INCEPTION*
         -----------------------------------------------------------------
         International Portfolio      -17.25%       1.31%            3.15%
         Morgan Stanley Capital
          International Europe,
          Australasia, Far East
          (MSCI EAFE) Index           -15.94       -2.89              0.30
         -----------------------------------------------------------------
         *Since-inception returns are from June 3,1994--the inception date of the Portfolio--through December 31, 2002.
         -----------------------------------------------------------------

A NOTE ON FEES

As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                  0.36%
 12b-1 Distribution Fee:                                                None
 Other Expenses:                                                       0.11%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                          0.47%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

-----------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
-----------------------------------------------
      $48         $151       $263          $591
-----------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio invests primarily in common stocks of companies outside of the United States. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     Returns on international stocks can be as volatile as--or more volatile than--returns on U.S. stocks. To illustrate the volatility of international stock market returns for the U.S.

dollar-based investor, the following table shows the best, worst, and average total returns for international stocks over various periods as measured by the MSCI EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Also, keep in mind that past returns are not indicative of future returns and that volatility in the future could be greater or less than past volatility.

--------------------------------------------------------------
       INTERNATIONAL STOCK MARKET RETURNS (1969-2002)
--------------------------------------------------------------
           1 YEAR        5 YEARS       10 YEARS       20 YEARS
--------------------------------------------------------------
Best        69.4%          36.1%          22.0%          15.5%
Worst      -23.4           -2.9            4.0           11.0
Average     11.5           11.7           12.7           13.5
--------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2002. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Portfolio in particular. Because it invests mainly in international stocks, the Portfolio is subject to:

[FLAG]
     CURRENCY RISK, WHICH IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.

     Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars. The Portfolio is also subject to:

[FLAG]
     COUNTRY RISK, WHICH IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS.

     International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.

SECURITY SELECTION

The Portfolio seeks long-term growth of capital by investing in a broadly diversified group of stocks of seasoned companies located outside of the United States. Each of the two investment advisors will independently select and maintain common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time. The two advisors use active management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the price of the securities, and the stock market and economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of companies located outside of the United States that, in the advisor's opinion, have strong growth potential.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE PORTFOLIO INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS. LIKEWISE, INTERNATIONAL STOCKS GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN U.S. STOCKS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below-average in comparison with those measures; these stocks often have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

     Schroder Investment Management North America Inc. (Schroder Inc.) evaluates foreign markets around the world. Depending on its assessment of the business and investment climates in the various markets, Schroder determines the proportion of its portion of the Portfolio's assets to allocate to individual countries. Within the chosen markets, Schroder selects companies believed to have above-average growth potential and whose stocks sell at reasonable prices. Schroder generally considers on-site evaluations an important part of the security selection process, and members of its team, therefore, visit more than 3,600 companies worldwide. The companies chosen by Schroder reflect a wide variety of countries and industries.

     The core of the Schroder portion of the Portfolio--normally constituting 60% to 70% of the Schroder assets--consists of stocks of companies that possess what Schroder believes are sustainable competitive advantages and strong prospects for growth. These core holdings may include small- and mid-cap stocks along with large-cap stocks. The remainder of the Schroder assets consist of "non-core" stocks selected to increase the Portfolio's presence in industries or markets in which the near-term outlook is particularly favorable. These non-core holdings typically are large-cap stocks that have historically moved in accordance with their industry or local markets.

     Baillie Gifford Overseas Ltd (Baillie Gifford), which began managing the Portfolio in 2003, has an investment philosophy of making long-term investments in well-researched and well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The advisor considers sustainable earnings and free cash flow growth to be critical factors in evaluating a company's prospects.

     Companies  are  screened  first for  quality  and then for  value.  Baillie
Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered when analyzing companies in this bottom-up analysis are: earnings growth, cash flow growth, profitability, debt and interest coverage, and valuation.

     To determine how to allocate its portion of the Portfolio's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.

     The advisors' investment approaches result in a Portfolio whose overall characteristics will often differ substantially from those of broad international stock indexes, such as the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. As a result of its different makeup, the Portfolio's performance is apt to differ substantially from time to time from the performance of broad international stock indexes.

     The Portfolio may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), or similar investment vehicles. The Portfolio may also enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Portfolio's securities from falling in value during foreign market downswings. The advisors will use these contracts to eliminate some of the uncertainty of foreign exchange rates.

     The Portfolio may also invest in convertible securities.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISORS WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

     As of June 30, 2003, the Portfolio had invested 21.4% of net assets in its top ten holdings.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS

The Portfolio may invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

     The reasons for which the Portfolio may invest in futures include:

* To achieve performance similar to that of stocks while maintaining flexibility to meet the liquidity needs of the Portfolio.

* To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisors attempt to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISORS

Schroder Investment Management North America Inc. (Schroder Inc.), 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, and Baillie Gifford Overseas Ltd (Baillie Gifford), 1 Rutland Court, Edinburgh, EH3 8EY, Scotland, each provide investment advisory services for the Portfolio.

     Schroder, an investment advisory firm founded in 1979, is part of a worldwide group of banks and financial services companies known as The Schroder Group. As of June 30, 2003, Schroder managed more than $22 billion in assets. Schroder Investment Management North America Limited (Schroder Limited), 31 Gresham Street, London, EC2V 7QA, England, serves as sub-advisor for the Schroder portion of the Portfolio, effective April 1, 2003.

     Baillie Gifford is an investment advisory firm founded in 1983. It is wholly owned by a Scottish investment company, Baillie Gifford & Co., which was founded in 1908. Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom, and manages money primarily for institutional clients. Baillie Gifford began managing the Portfolio in 2003. Baillie Gifford & Co. had assets under management that totaled approximately $36 billion as of June 30, 2003.

     The individuals responsible for overseeing the Portfolio's investments are:

* RICHARD FOULKES, Executive Vice President and Deputy Chairman of Schroder Inc. and Schroder Limited. He has been with The Schroder Group since 1968 and has managed the Portfolio since its inception. Education: The Sorbonne, France; M.A., Cambridge University, England.

* JAMES K. ANDERSON, Head of the Continental European Equity Department and Partner of Baillie Gifford & Co. He has managed assets with Baillie Gifford since 1985 and began managing assets of the Portfolio in 2003. Education:
     B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton University.

     The Portfolio pays each advisor on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to average net assets managed by the advisor over the period. In addition, the quarterly fees paid to each advisor are increased or decreased based on the advisor's performance in comparison with a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Portfolio over a trailing 36-month period is compared with that of the Morgan Stanley Capital International Europe, Australasia, Far East Index over the same period. Note that this performance fee structure will not be in full operation for Baillie Gifford until March 31, 2006; until then, Baillie Gifford's advisory fees will be calculated using certain transition rules that are explained in Vanguard Variable Insurance Fund's Statement of Additional Information.

     Schroder Inc. pays 25% of its advisory fee to Schroder Limited for providing sub- advisory services. Please consult the Statement of Additional Information for a complete explanation of how advisory fees are calculated. For the fiscal year ended December 31, 2002, the advisory fee paid to Schroder Inc. represented an effective annual rate of 0.125% of the Portfolio's average net assets, before a performance-based increase of 0.05%.

     For the six-month period ended June 30, 2003, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.125% of the Portfolio's average net assets, with no adjustment required based on performance.

     The advisors are authorized to choose broker-dealers to handle the purchase and sale of the Portfolios' securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisors may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisors are authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisors. Also, the board of trustees may direct the advisors to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the advisors.

     Under the terms of an SEC exemptive order, the board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in Vanguard Variable Insurance Fund Actively Managed Stock Portfolios' most recent semiannual report to shareholders, has not been audited by independent accountants. The information for all other periods in the table through December 31, 2002, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Portfolio began the six months ended June 30, 2003, with a net asset value (price) of $9.67 per share. During the period, the Portfolio earned $0.131 per share from investment income (interest and dividends) and $0.754 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $0.145 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $10.41, reflecting earnings of $0.885 per share and distributions of $0.145 per share. This was an increase of $0.74 per share (from $9.67 at the beginning of the period to $10.41 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 9.35% for the period.

 As of June 30, 2003, the Portfolio had $243 million in net assets. For the period, its annualized expense ratio was 0.47% ($4.70 per $1,000 of net assets) and its annualized net investment income amounted to 2.94% of its average net assets. It sold and replaced securities valued at an annualized rate of 73% of its net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND INTERNATIONAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                 SIX MONTHS ENDED    YEAR ENDED       OCT. 1 TO ----------------------------------
                                                   JUNE 30, 2003* DEC. 31, 2002  DEC. 31, 2001**   2001     2000     1999    1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 9.67       $12.37          $10.98  $16.96   $15.58   $12.96  $14.55
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .131         .160             .01     .27      .25      .23     .21
  Net Realized and Unrealized Gain (Loss)
    on Investments                                            .754       (2.175)           1.38   (4.64)    1.80     2.59   (1.48)
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          .885       (2.015)           1.39   (4.37)    2.05     2.82   (1.27)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.145)       (.280)             --    (.24)    (.21)    (.20)   (.18)
  Distributions from Realized Capital Gains                     --        (.405)             --   (1.37)    (.46)      --    (.14)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.145)       (.685)             --   (1.61)    (.67)    (.20)   (.32)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $10.41       $ 9.67          $12.37  $10.98   $16.96   $15.58  $12.96
==================================================================================================================================

TOTAL RETURN                                                 9.35%      -17.25%          12.66% -28.15%   13.62%   21.97%  -8.74%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                        $243         $210            $258    $234     $365     $272    $217
  Ratio of Total Expenses to Average Net Assets             0.47%+        0.53%          0.43%+   0.43%    0.38%    0.46%   0.48%
  Ratio of Net Investment Income to Average Net Assets      2.94%+        1.45%          0.12%+   1.42%    1.48%    1.51%   1.48%
  Portfolio Turnover Rate                                     73%+          37%             11%     50%      41%      39%     38%
==================================================================================================================================
 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.


The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.

     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

     The Portfolio may suspend the redemption right or postpone payment at times
when  the  New  York  Stock   Exchange   is  closed  or  during  any   emergency
circumstances, as determined by the U.S. Securities and Exchange Commission.

     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

   Post Office Box 2600
   Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If  you'd  like  more  information  about  Vanguard   Variable   Insurance  Fund
International Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Actively Managed Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual report and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING CORPORATION,
DISTRIBUTOR.

P086SA 102003

VANGUARD(R) VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

October 13, 2003

This prospectus contains financial data for the Portfolio through the fiscal period ended June 30, 2003.

STOCK
PROSPECTUS
[GRAPHIC]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO
Prospectus
October 13, 2003
--------------------------------------------------------------------------------
CONTENT
--------------------------------------------------------------------------------
  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  8 THE PORTFOLIO AND VANGUARD
  8 INVESTMENT ADVISOR
  9 TAXES
  9 SHARE PRICE
 10 FINANCIAL HIGHLIGHTS
 12 GENERAL INFORMATION
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The REIT Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

     The REIT Index Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
-------------------------------------------------------------------------------

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a high level of income and moderate long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests at least 98% of its assets in the stocks of real estate investment trusts (REITs), which own office buildings, hotels, shopping centers, and other properties; the remaining assets are invested in cash investments. The Portfolio employs a "passive management"--or indexing--investment approach, by holding a mix of securities that seeks to track the performance of the Morgan Stanley REIT Index, a benchmark of U.S. REITs. Holdings of the Index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The Portfolio holds each stock found in the Index in approximately the same proportion as its weighting in the Index. For example, if a specific stock represented 3% of the Morgan Stanley REIT Index, the Portfolio would invest 3% of its assets in that stock.

PRIMARY RISKS

An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could also be hurt by:

* Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Real estate industry risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, real estate industry risk is high.

* Investment style risk, which is the chance that returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.

* Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Portfolio.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

                ----------------------------------------------
                              ANNUAL TOTAL RETURNS
                ----------------------------------------------
                [BAR CHART SCALE -60% TO 80%]
                                2000            26.29%
                                2001            12.14
                                2002             3.53
                ----------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 10.65% (quarter ended June 30, 2001), and the lowest return for a quarter was -8.49% (quarter ended September 30, 2002).

          ----------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
          ----------------------------------------------------------------
                                                                     SINCE
                                                 1 YEAR         INCEPTION*
          ----------------------------------------------------------------
          REIT Index Portfolio                     3.53              9.68%
          Morgan Stanley REIT Index                3.64              9.96
          Target REIT Composite**                  3.61              9.87
          ----------------------------------------------------------------
           *The initial share purchase date for the Portfolio was
            February 8, 1999, at which time all assets were held in money market instruments.Since-inception returns are from
            February 9, 1999--when performance measurement began--through December 31, 2002.
          **The Target REIT Composite consists of the Morgan Stanley REIT
            Index adjusted to include a 2% cash position (Lipper Money Market Average).
          ----------------------------------------------------------------

A NOTE ON FEES

As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the following table. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on estimated amounts for the current fiscal year. These expenses do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, overall expenses would be higher.

   ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the
     Portfolio's assets)
   Management Expenses:                                      0.35%
   12b-1 Distribution Fee:                                    None
   Other Expenses:                                           0.04%
     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:              0.39%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------
    1 YEAR      3 YEARS    5 YEARS      10 YEARS
------------------------------------------------
       $40         $125       $219          $493
------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Portfolio invests primarily in common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

--------------------------------------------------------
        U.S. STOCK MARKET RETURNS (1926-2002)
--------------------------------------------------------
           1 YEAR     5 YEARS      10 YEARS     20 YEARS
--------------------------------------------------------
Best        54.2%       28.6%         19.9%        17.8%
Worst      -43.1       -12.4          -0.8          3.1
Average     12.2        10.9          11.2         11.4
--------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2002. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.9%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

     Mutual funds that invest in stocks can be classified according to the average market capitalization (shares outstanding x market price) of their holdings. The usual categories are small-cap, mid-cap, and large-cap. It's important to understand that for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors.

     Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The REIT Index Portfolio generally fits into the small-cap value category.

[FLAG]
     THE PORTFOLIO IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE PORTFOLIO INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, SMALL- AND MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL STOCK MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.

SECURITY SELECTION

The Portfolio uses an index approach in seeking to provide a high level of income and moderate long-term growth of capital by attempting to track the performance of the Morgan Stanley REIT Index, a benchmark of U.S. real estate investment trusts (REITs).

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                      REITS

Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. As with any investment in real estate, however, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
--------------------------------------------------------------------------------

The Portfolio invests in stocks of REITs, which own office buildings, hotels, shopping centers, and other properties. The Portfolio uses a "passive management"--or indexing--investment approach to create a mix of securities that will track, as closely as possible, the performance of the REIT Index. Holdings of the Index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The Portfolio will hold each stock found in the Index in approximately the same proportion as represented in the Index itself. For example, if a specific stock represented 3% of the Morgan Stanley REIT Index, the Portfolio would invest 3% of its assets in that stock.

[FLAG]
     BECAUSE IT INVESTS IN STOCKS OF REITS, THE PORTFOLIO IS SUBJECT TO SEVERAL RISKS IN ADDITION TO THE RISK OF A GENERAL DECLINE IN THE STOCK MARKET. THESE RISKS INCLUDE:

     REAL ESTATE INDUSTRY RISK, WHICH IS THE CHANCE THAT THE STOCKS OF REITS WILL DECLINE BECAUSE OF ADVERSE DEVELOPMENTS AFFECTING THE REAL ESTATE INDUSTRY AND REAL PROPERTY VALUES.

     INTEREST RATE RISK, WHICH IS THE CHANCE THAT REIT STOCK PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF REITS

An equity REIT, which owns properties, generates income (from rental and lease payments) and offers the potential for growth (from property appreciation) as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages.
--------------------------------------------------------------------------------

The Portfolio's returns will be strongly linked to the ups and downs of the commercial real estate market. Real estate goes through up and down market cycles that can be extreme and long-lasting. In general, many factors affect real estate values, including the supply of, and demand for, properties; the economic health of the nation or of specific geographic regions; and the strength of specific industries that are renting properties.

     Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, loss of IRS status as a qualified REIT, increases in property taxes, or changes in zoning laws.

     The Morgan Stanley REIT Index is made up of stocks of publicly traded equity REITs that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the Portfolio invests in equity REITs only.

     As of June 30, 2003, the Index included 113 REITs. The Index is rebalanced every calendar quarter and whenever a REIT is removed from the Index. A REIT can be removed from the Index because its market capitalization falls below $75 million; other causes can include corporate activity such as a merger, acquisition, or bankruptcy; IRS removal of REIT status; a fundamental change in the REIT's business; or a change in shares outstanding. REITs in the Morgan Stanley REIT Index tend to be mid- and small-capitalization stocks, with market capitalizations generally below $4 billion. Like small-capitalization stocks in general, REIT stocks can be more volatile than the overall stock market. Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility.

     Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types and geographic regions. The Index's makeup, as of June 30, 2003, follows.

--------------------------------------------------------
TYPE OF REIT                         PERCENTAGE OF INDEX
--------------------------------------------------------
Retail                                             26.6%
Office                                             19.8
Apartments                                         19.5
Industrial                                         13.3
Diversified                                        11.8
Health Care                                         5.1
Hotels                                              3.9
--------------------------------------------------------

     The Portfolio intends to remain at least 98% invested in the stocks of REITs; the remaining assets will be invested in cash investments to maintain liquidity.

     The target index tracked by the REIT Index Portfolio is broadly diversified. Similarly, the Portfolio is broadly diversified, holding stocks of hundreds of companies across many different industry sectors. It is possible that the Portfolio's target index, in the future, could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, the Portfolio might no longer meet the legal definition of "diversified." For this reason the Portfolio is classified as "nondiversified." However, the Portfolio, from inception to the date of this prospectus, in actuality has been diversified, and Vanguard expects it to continue to be diversified.

     The Portfolio reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index were discontinued, if the Portfolio's agreement with the sponsor of its target index were terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same general market segment (small- and mid-cap) as the current index.

OTHER INVESTMENT POLICIES AND RISKS

The Portfolio will hold foreign securities only to the extent that they are represented in its target benchmark index. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

     The Portfolio may invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Portfolio may also invest in warrants, convertible securities, and swap agreements. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio uses futures only for the purpose of tracking its target index. To the extent that the Portfolio invests in futures, it will not have 98% of its assets in REIT stocks. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

     The reasons for which the Portfolio may invest in futures include:

* To achieve performance similar to that of stocks while maintaining flexibility to meet the liquidity needs of the Portfolio.

* To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisor attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $620 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of June 30, 2003, the Quantitative Equity Group managed more than $208 billion in total assets. The team responsible for overseeing the Portfolio's investments is led by:

*    GEORGE U.  SAUTER,  Managing  Director  and  Chief  Investment  Officer  of
     Vanguard. He has worked in investment management since 1985; has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987; has had oversight responsibility for Vanguard's Fixed Income Group since 2003; and has managed the Portfolio since its inception. Education: A.B., Dartmouth College; M.B.A., University of Chicago.

     For the fiscal year ended December 31, 2002, and the six-month period ended June 30, 2003, the Portfolio's advisory expenses represented an effective annual rate of 0.02% of the Portfolio's average net assets.

     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisor. Also, the board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the advisor.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2003, included in Vanguard Variable Insurance Fund Indexed Stock Portfolios' most recent semiannual report to shareholders, has not been audited by independent accountants. The information for all other periods in the table through December 31, 2002, has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Portfolio's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the six months ended June 30, 2003, with a net asset value (price) of $12.84 per share. During the period, the Portfolio earned $0.32 per share from investment income (interest and dividends) and $1.305 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received $0.995 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $13.47, reflecting earnings of $1.625 per share and distributions of $0.995 per share. This was an increase of $0.63 per share (from $12.84 at the beginning of the period to $13.47 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 13.42% for the period.

As of June 30, 2003, the Portfolio had $217 million in net assets. For the period, its annualized expense ratio was 0.39% ($3.90 per $1,000 of net assets) and its annualized net investment income amounted to 5.30% of its average net assets. It sold and replaced securities valued at an annualized rate of 19% of its net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND REIT INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         YEAR ENDED
                                                                                                       SEPTEMBER 30,  FEB. 8+ TO
                                                   SIX MONTHS ENDED      YEAR ENDED       OCT. 1 TO  ---------------    SEPT. 30,
                                                     JUNE 30, 2003*   DEC. 31, 2002  DEC. 31, 2001**    2001    2000         1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $12.84          $13.03          $12.44  $11.61  $ 9.85       $10.00
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .320             .38             .14     .45     .43          .28
  Net Realized and Unrealized Gain (Loss)
    on Investments                                            1.305             .10             .45     .79    1.57         (.43)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          1.625             .48             .59    1.24    2.00         (.15)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.560)           (.50)             --    (.37)   (.23)          --
  Distributions from Realized Capital Gains                   (.435)           (.17)             --    (.04)   (.01)          --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.995)           (.67)             --    (.41)   (.24)          --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $13.47          $12.84          $13.03  $12.44  $11.61       $ 9.85
=================================================================================================================================

TOTAL RETURN                                                 13.42%           3.53%           4.74%  11.02%  20.79%       -1.50%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $217            $180             $96     $84     $47          $21
  Ratio of Total Expenses to Average Net Assets             0.39%++           0.39%         0.39%++   0.39%   0.47%      0.27%++
  Ratio of Net Investment Income to Average Net Assets      5.30%++           4.93%         6.27%++   5.81%   6.30%      6.26%++
  Portfolio Turnover Rate                                     19%++             20%              3%     10%      6%           4%
=================================================================================================================================
 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement began.
++Annualized.


The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.

     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

     The Portfolio may suspend the redemption right or postpone payment at times
when  the  New  York  Stock   Exchange   is  closed  or  during  any   emergency
circumstances, as determined by the U.S. Securities and Exchange Commission.

     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks of companies whose prices typically are below-average in comparison with such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
   Post Office Box 2600
   Valley Forge, PA 19482-2600


FOR MORE INFORMATION

If you'd like more information about Vanguard Variable Insurance Fund REIT Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Indexed Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING CORPORATION,
DISTRIBUTOR.

P147SA 102003